Exhibit 10.2

EXECUTION VERSION
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of March 10, 2023 (the “Third Amendment Effective Date”), is entered into among AMEDISYS, INC., a Delaware corporation (the “Company”), AMEDISYS HOLDING, L.L.C., a Louisiana limited liability company (“Amedisys Holding”; Amedisys Holding, together with the Company, each a “Borrower” and collectively, the “Borrowers”), the Guarantors party hereto, the Lenders party hereto, BANK OF AMERICA, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, and the other L/C Issuers party hereto.
RECITALS
WHEREAS, the Borrowers, the Guarantors party thereto, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, and the other L/C Issuers party thereto, have entered into that certain Amended and Restated Credit Agreement dated as of June 29, 2018 (as amended, modified, extended, restated, replaced, or supplemented from time to time prior to the Third Amendment Effective Date, the “Existing Credit Agreement”);
WHEREAS, the Borrowers have informed the Administrative Agent that the Company, Associated Home Care, L.L.C., a Massachusetts limited liability company, and Amedisys Personal Care, LLC, a Delaware limited liability company, entered into an Equity Purchase Agreement, dated as of February 10, 2023 (the “PCL Purchase Agreement”), with HouseWorks Holdings, LLC (the “Buyer”) pursuant to which the Company and its Subsidiaries will Dispose of the personal care line of business, excluding the Florida operations, to the Buyer (the “PCL Disposition”); and
WHEREAS, the Borrowers have requested that the Existing Credit Agreement be amended as set forth below and that the Lenders consent to the PCL Disposition, subject to the terms and conditions specified in this Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Defined Terms.
Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Existing Credit Agreement or the Amended Credit Agreement (as defined below), as applicable.
2.    Amendments to Existing Credit Agreement; Effect of this Agreement; No Impairment; Treatment of Existing Eurodollar Rate Loans.
(a)    The Existing Credit Agreement is amended in its entirety to read in the form attached hereto as Annex A (the credit agreement attached hereto as Annex A being referred to herein as the “Amended Credit Agreement”).
(b)    Exhibits C, F, G and K to the Existing Credit Agreement are amended to read in the forms attached hereto as Annex B.
(c)    The parties hereto agree that, on and as of the Third Amendment Effective Date, the following transactions shall be deemed to occur automatically, without further action by any party hereto: (i) the Existing Credit Agreement shall automatically be amended in its entirety to read in the form of the Amended Credit Agreement, (ii) all Obligations under the Existing Credit Agreement outstanding on and as of the Third Amendment Effective Date shall in all respects be continuing and shall be deemed to be Obligations outstanding under the Amended Credit Agreement, (iii) the Guaranty provided pursuant to the Existing Credit Agreement shall remain in full force and effect with respect to the Secured Obligations and is hereby reaffirmed, and (iv) all

Letters of Credit outstanding under the Existing Credit Agreement on and as of the Third Amendment Effective Date shall be deemed to be Letters of Credit outstanding on and as of the Third Amendment Effective Date under the Amended Credit Agreement. Except as expressly modified and amended in this Agreement, all of the terms, provisions and conditions of the Loan Documents shall remain unchanged and in full force and effect. The Loan Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Existing Credit Agreement are hereby amended so that any reference to the Existing Credit Agreement shall mean a reference to the Amended Credit Agreement. The Amended Credit Agreement is not a novation of the Existing Credit Agreement.
(d)    Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Secured Parties under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which, as amended, supplemented or otherwise modified hereby, are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.
(e)    It is understood and agreed that, with respect to any Eurodollar Rate Loan outstanding on the Third Amendment Effective Date, (i) such Eurodollar Rate Loan shall continue to bear interest at the Eurodollar Rate until the end of the current Interest Period applicable to such Eurodollar Rate Loan, and (ii) any Eurodollar Rate-related provisions of the Existing Credit Agreement applicable to such Eurodollar Rate Loan are incorporated into the Amended Credit Agreement, mutatis mutandis, and the parties hereto hereby agree that such provisions shall continue to apply to such Eurodollar Rate Loan until the end of the current Interest Period applicable thereto.
3.    Consent. Notwithstanding the terms of Section 7.05 of the Amended Credit Agreement, the Administrative Agent and the Required Lenders hereby consent to the PCL Disposition substantially in accordance with the PCL Purchase Agreement as in effect on February 10, 2023; provided, that, for the avoidance of doubt, the PCL Disposition shall not be considered usage of the baskets set forth in Section 7.05(d) of the Amended Credit Agreement. The foregoing consent shall not modify or affect any Loan Party’s obligation to otherwise comply fully with the terms of Section 7.05 of the Amended Credit Agreement or the Company’s or any Subsidiary’s obligations to otherwise comply fully with any other duty, term, condition or covenant contained in the Amended Credit Agreement or any other Loan Document in a transaction other than the PCL Disposition. The consent set forth in this Section 3 is limited solely to the specific consent identified above and nothing contained in this Agreement shall be deemed to constitute a waiver of any other rights or remedies the Administrative Agent or any Lender may have under the Amended Credit Agreement or any other Loan Document or under applicable Law.
4.    Condition Precedent. This Agreement shall become effective upon receipt by the Administrative Agent of counterparts of this Agreement, properly executed by a Responsible Officer of each Loan Party, each Lender, the Swingline Lender, each L/C Issuer and the Administrative Agent.
5.    Payment of Expenses. The Loan Parties agree to reimburse the Administrative Agent for all reasonable fees, charges, and disbursements of the Administrative Agent in connection with the preparation, execution, and delivery of this Agreement, including all reasonable fees, charges, and disbursements of counsel to the Administrative Agent (paid directly to such counsel if requested by the Administrative Agent).
6.    Miscellaneous.
(a)    The Loan Documents (as expressly amended and modified by this Agreement) and the obligations of the Loan Parties thereunder are hereby ratified and confirmed and shall
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remain in full force and effect according to their terms. This Agreement shall constitute a Loan Document.
(b)    Each Loan Party (i) agrees that the Collateral Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (ii) confirms its grant of security interests pursuant to the Collateral Documents to which it is a party as Collateral for the Secured Obligations, and (iii) acknowledges that all Liens granted (or purported to be granted) pursuant to the Collateral Documents remain and continue in full force and effect in respect of, and to secure, the Secured Obligations.
(c)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents, and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents.
(d)    Each Loan Party hereby represents and warrants as follows: (i) such Loan Party has taken all necessary corporate, limited liability or other organizational action to authorize the execution, delivery and performance of this Agreement; (ii) this Agreement has been duly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles and/or principles of good faith and fair dealing (whether enforcement is sought by proceedings in equity or at law); (iii) no approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Agreement; and (iv) after giving effect to the transactions contemplated by this Agreement to occur on the Third Amendment Effective Date, (A) the representations and warranties of the Company and each other Loan Party contained in Article II and Article V of the Amended Credit Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation and warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the Third Amendment Effective Date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and except that for purposes of this Section 6(d)(iv)(A), the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Existing Credit Agreement, and (B) no Default or Event of Default has occurred and is continuing.
(e)    Subject to Section 11.18 of the Amended Credit Agreement, this Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement. The authorization under this Section 6(e) may include use or acceptance by the Administrative Agent, any L/C Issuer and each Lender of a manually signed paper copy of this Agreement which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed copy of this Agreement converted into another format, for transmission, delivery and/or retention.
(f)    If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect
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of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(g)    THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(h)    The terms of Sections 11.14 and 11.15 of the Amended Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.
BORROWERS:    AMEDISYS, INC.,
a Delaware corporation
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Executive Vice President and Chief Financial Officer
AMEDISYS HOLDING, L.L.C.,
a Louisiana limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
GUARANTORS:    ACCUMED HEALTH SERVICES, L.L.C.,
a Texas limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    ACCUMED HOME HEALTH OF GEORGIA, L.L.C.,
a Georgia limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    ADVENTA HOSPICE, L.L.C.,
a Florida limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    ALBERT GALLATIN HOME CARE AND HOSPICE SERVICES, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

    AMEDISYS ALABAMA, L.L.C.,
an Alabama limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    AMEDISYS ARIZONA, L.L.C.,
an Arizona limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    AMEDISYS ARKANSAS, LLC,
an Arkansas limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
AMEDISYS BA, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    AMEDISYS DELAWARE, L.L.C.,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
AMEDISYS FLORIDA, L.L.C.,
a Florida limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMEDISYS GEORGIA, L.L.C.,
a Georgia limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
AMEDISYS HEALTH CARE WEST, L.L.C.,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
AMEDISYS HOME HEALTH OF ALABAMA, L.L.C.,
an Alabama limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
AMEDISYS HOME HEALTH OF SOUTH CAROLINA, L.L.C.,
a South Carolina limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
AMEDISYS HOME HEALTH OF VIRGINIA, L.L.C.,
a Virginia limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
AMEDISYS HOSPICE, L.L.C.,
a Louisiana limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMEDISYS IDAHO, L.L.C.,
an Idaho limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
AMEDISYS ILLINOIS, L.L.C.,
an Illinois limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
AMEDISYS INDIANA, L.L.C.,
an Indiana limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
AMEDISYS KANSAS, L.L.C.,
a Kansas limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
AMEDISYS LA ACQUISITIONS, L.L.C.,
a Louisiana limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
AMEDISYS LOUISIANA, L.L.C.,
a Louisiana limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMEDISYS MAINE, P.L.L.C.,
a Maine professional limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    AMEDISYS MARYLAND, L.L.C.,
a Maryland limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    AMEDISYS MISSISSIPPI, L.L.C.,
a Mississippi limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    AMEDISYS MISSOURI, L.L.C.,
a Missouri limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    AMEDISYS NEW HAMPSHIRE, L.L.C.,
a New Hampshire limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    AMEDISYS NEW JERSEY, L.L.C.,
a New Jersey limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

    AMEDISYS NORTH CAROLINA, L.L.C.,
a North Carolina limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    AMEDISYS NORTHWEST, L.L.C.,
a Georgia limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    AMEDISYS OHIO, L.L.C.,
an Ohio limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    AMEDISYS OKLAHOMA, L.L.C.,
an Oklahoma limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    AMEDISYS OREGON, L.L.C.,
an Oregon limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    AMEDISYS PENNSYLVANIA, L.L.C.,
a Pennsylvania limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

    AMEDISYS PERSONAL CARE, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    AMEDISYS RHODE ISLAND, L.L.C.,
a Rhode Island limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    AMEDISYS SC, L.L.C.,
a South Carolina limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
        AMEDISYS SPECIALIZED MEDICAL SERVICES, L.L.C.,
a Louisiana limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    AMEDISYS SP-IN, L.L.C.,
an Indiana limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    AMEDISYS SP-KY, L.L.C.,
a Kentucky limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

    AMEDISYS SP-OH, L.L.C.,
an Ohio limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    AMEDISYS SP-TN, L.L.C.,
a Tennessee limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    AMEDISYS TENNESSEE, L.L.C.,
a Tennessee limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    AMEDISYS TEXAS, L.L.C.,
a Texas limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    AMEDISYS TLC ACQUISITION, L.L.C.,
a Louisiana limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    AMEDISYS WASHINGTON, L.L.C.,
a Washington limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

    AMEDISYS WEST VIRGINIA, L.L.C.,
a West Virginia limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    AMEDISYS WISCONSIN, L.L.C.,
a Wisconsin limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    ANGEL WATCH HOME CARE, L.L.C.,
a Florida limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    ASSOCIATED HOME CARE, LLC,
a Massachusetts limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    AVENIR VENTURES, L.L.C.,
a Louisiana limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    BEACON HOSPICE, L.L.C.,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

    CH HOLDINGS, LLC,
a Louisiana limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    COMPREHENSIVE HOME HEALTHCARE SERVICES, L.L.C.,
a Tennessee limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    EMERALD CARE, L.L.C.,
a North Carolina limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    FAMILY HOME HEALTH CARE, L.L.C.,
a Kentucky limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    HI-TECH CARE, INC.,
a Florida corporation
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    HHC, L.L.C.,
a Tennessee limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

    HOME HEALTH OF ALEXANDRIA, L.L.C.,
a Louisiana limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    HOME HOSPITALISTS OF AMERICA, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    HORIZONS HOSPICE CARE, L.L.C.,
an Alabama limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    HOUSECALL HOME HEALTH, L.L.C.,
a Tennessee limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    INFINITY HOME CARE, L.L.C.,
a Florida limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    INFINITY HOME CARE ACQUISITION CORP.,
a Florida corporation
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Treasurer

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

    INFINITY HOME CARE OF BROWARD, LLC,
a Florida limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    INFINITY HOME CARE OF JACKSONVILLE, LLC,
a Florida limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    INFINITY HOME CARE OF LAKELAND, LLC,
a Florida limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    INFINITY HOME CARE OF OCALA, LLC,
a Florida limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    INFINITY HOME CARE OF PINELLAS, LLC,
a Florida limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    INFINITY HOME CARE OF PORT CHARLOTTE, LLC,
a Florida limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

    INFINITY HOMECARE OF DISTRICT 9, LLC,
a Florida limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    NINE PALMS 2, LLC,
a Mississippi limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    NINE PALMS 1, L.L.C.,
a Virginia limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    TENDER LOVING CARE HEALTH CARE SERVICES INTERNATIONAL, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    TENDER LOVING CARE HEALTH CARE SERVICES OF BROWARD, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    TENDER LOVING CARE HEALTH CARE SERVICES OF ERIE NIAGARA, LLC,
a New York limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

    TENDER LOVING CARE HEALTH CARE SERVICES OF GEORGIA, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    TENDER LOVING CARE HEALTH CARE SERVICES OF NASSAU SUFFOLK, LLC,
a New York limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    TENDER LOVING CARE HEALTH CARE SERVICES OF NEW ENGLAND, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    TENDER LOVING CARE HEALTH CARE SERVICES OF WEST VIRGINIA, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    TENDER LOVING CARE HEALTH CARE SERVICES SOUTHEAST, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    TENDER LOVING CARE HEALTH CARE SERVICES WESTERN, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

    TLC HEALTH CARE SERVICES, L.L.C.,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    TLC HOLDINGS I, L.L.C.,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
HOSPICE PREFERRED CHOICE, INC.,
a Delaware corporation
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Treasurer
HOSPICE OF EASTERN CAROLINA, INC.,
a North Carolina corporation
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Treasurer
HOMECARE PREFERRED CHOICE, INC.,
a Delaware corporation
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Treasurer
ASERACARE HOSPICE – TENNESSEE, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ASERACARE HOSPICE – SENATOBIA, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
ASERACARE HOSPICE – RUSSELLVILLE, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
ASERACARE HOSPICE – NEW HORIZONS, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
ASERACARE HOSPICE – MONROEVILLE, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
ASERACARE HOSPICE – JACKSON, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
ASERACARE HOSPICE – HAMILTON, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ASERACARE HOSPICE – DEMOPOLIS, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
COMPASSIONATE CARE HOSPICE OF SAN DIEGO, LLC,
a California limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
PEACEFUL DAYS HOSPICE, INC.,
a California corporation
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Treasurer
PATHWAYS TO COMPASSION OF CALIFORNIA, LLC,
a California limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
COMPASSIONATE CARE HOSPICE WEST, LLC,
a California limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    COMPASSIONATE CARE HOSPICE OF DELAWARE, L.L.C.,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

COMPASSIONATE CARE HOSPICE OF THE DELMAR
PENINSULA, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
COMPASSIONATE CARE HOSPICE GROUP, INC.,
a Florida corporation
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Treasurer
    COMPASSIONATE CARE HOSPICE OF CENTRAL FLORIDA, INC.,
a Florida corporation
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Treasurer
    COMPASSIONATE CARE HOSPICE OF MIAMI DADE AND
THE FLORIDA KEYS, INC.,
a Florida corporation
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Treasurer
    COMPASSIONATE CARE HOSPICE OF LAKE AND SUMTER, INC.,
a Florida corporation
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Treasurer
COMPASSIONATE CARE HOSPICE OF CENTRAL GEORGIA, LLC,
a Georgia limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

    COMPASSIONATE CARE HOSPICE OF NORTHERN GEORGIA, LLC,
a Georgia limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
COMPASSIONATE CARE HOSPICE OF SAVANNAH, LLC,
a Georgia limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
COMPASSIONATE CARE HOSPICE OF ILLINOIS, LLC,
an Illinois limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    COMPASSIONATE CARE HOSPICE OF KANSAS CITY, LLC,
a Kansas limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    COMPASSIONATE CARE HOSPICE OF CENTRAL LOUISIANA, LLC,
a Louisiana limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
COMPASSIONATE CARE HOSPICE OF MAINE, LLC,
a Maine limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

COMPASSIONATE CARE HOSPICE OF MASSACHUSETTS, LLC,
a Massachusetts limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
COMPASSIONATE CARE HOSPICE OF SOUTHEASTERN
MASSACHUSETTS, LLC,
a Massachusetts limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
COMPASSIONATE CARE HOSPICE OF MICHIGAN, LLC,
a Michigan limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
COMPASSIONATE CARE HOSPICE OF MINNESOTA, LLC,
a Minnesota limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
COMPASSIONATE CARE HOSPICE OF SOUTHERN
MISSISSIPPI, LLC,
a Mississippi limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
PATHWAYS TO COMPASSION, LLC,
a Nebraska limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

    COMPASSIONATE CARE HOSPICE OF NEW HAMPSHIRE, LLC,
a New Hampshire limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
COMPASSIONATE CARE HOSPICE OF CLIFTON, L.L.C.,
a New Jersey limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
COMPASSIONATE CARE HOSPICE OF MARLTON, L.L.C.,
a New Jersey limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
COMPASSIONATE CARE HOSPICE OF NORTHERN NEW
JERSEY, LLC,
a New Jersey limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
PATHWAYS TO COMPASSION, LLC,
a New Jersey limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
COMPASSIONATE CARE HOSPICE OF OHIO, LLC,
an Ohio limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

COMPASSIONATE CARE HOSPICE, INC.,
a Pennsylvania corporation
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Treasurer
COMPASSIONATE CARE HOSPICE OF GWYNEDD, INC.,
a Pennsylvania corporation
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Treasurer
COMPASSIONATE CARE HOSPICE OF NORTHWESTERN PENNSYLVANIA, LLC,
a Pennsylvania limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    COMPASSIONATE CARE HOSPICE OF PITTSBURGH, LLC,
a Pennsylvania limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    COMPASSIONATE CARE HOSPICE OF SOUTH CAROLINA, LLC,
a South Carolina limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    COMPASSIONATE CARE HOSPICE OF THE MIDWEST, LLC,
a South Dakota limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

    COMPASSIONATE CARE HOSPICE OF BRYAN TEXAS, LLC,
a Texas limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    COMPASSIONATE CARE HOSPICE OF CENTRAL TEXAS, LLC,
a Texas limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
COMPASSIONATE CARE HOSPICE OF HOUSTON, LLC,
a Texas limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
COMPASSIONATE CARE HOSPICE OF NORTH TEXAS, LLC,
a Texas limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    COMPASSIONATE CARE HOSPICE OF SOUTHEASTERN TEXAS, LLC,
a Texas limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
    COMPASSIONATE CARE HOSPICE OF THE CHESAPEAKE BAY, LLC,
a Virginia limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

COMPASSIONATE CARE HOSPICE OF WISCONSIN, LLC,
a Wisconsin limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
ASANA HOSPICE CLEVELAND, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
ASANA PALLIATIVE CLEVELAND, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
BEAUFORT HOME HEALTH PARTNERS, L.L.C.,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
AMEDISYS HOME HEALTH OF NEBRASKA, L.L.C.,
a Nebraska limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
HOSPICE HOLDINGS DFW, LLC,
a Texas limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

HOSPICE HOLDINGS HARRISBURG, LLC,
a Pennsylvania limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
MISSOURI HOSPICE HOLDINGS, LLC,
a Missouri limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
OHIO HOSPICE HOLDINGS, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
PENNSYLVANIA HOSPICE HOLDINGS, LLC,
a Pennsylvania limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
TAYLOR HOSPICE HOLDINGS, LLC,
a Pennsylvania limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
TEXAS HOSPICE HOLDINGS, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
WT HOSPICE HOLDINGS, LLC,
a Pennsylvania limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

TUCSON HOME HEALTH, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
CONTESSA HEALTH, INC.,
a Delaware corporation
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
CONTESSA HEALTH HOLDING COMPANY, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
CONTESSA HEALTH MANAGEMENT, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer
CONTRADO CLAIM, LLC,
a Delaware limited liability company
By: /S/ Scott G. Ginn
Name:    Scott G. Ginn
Title:    Vice-President and Treasurer

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A.,
as Administrative Agent
By: /S/ Liliana Claar
Name: Liliana Claar
Title: Vice President

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:    BANK OF AMERICA, N.A.,
as Lender, L/C Issuer and Swingline Lender
By: /S/ H. Hope Walker
Name: H. Hope Walker
Title: Senior Vice President

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender and L/C Issuer
By: /S/ Helen D. Davis
Name: Helen D. Davis
Title: Executive Director

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

CITIZENS BANK, N.A.,
as a Lender
By: /S/ Doug Cornett
Name: Doug Cornett
Title: Managing Director

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender
By: /S/ Thomas Avery
Name: Thomas Avery
Title: Managing Director

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By: /S/ Santiago Caraballo
Name: Santiago Caraballo
Title: Senior Vice President

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

REGIONS BANK,
as a Lender
By: /S/ Mark Hardison
Name: Mark Hardison
Title: Managing Director

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

CAPITAL ONE BANK, NATIONAL ASSOCIATION,
as a Lender
By: /S/ Anthony B. Sendik
Name: Anthony B. Sendik
Title: Duly Authorized Signatory

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender
By: /S/ Eugene Stunson
Name: Eugene Stunson
Title: Director

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

HANCOCK WHITNEY BANK,
as a Lender
By: /S/ Michael Woodnorth
Name: Michael Woodnorth
Title: Vice President

AMEDISYS, INC.
AMEDISYS HOLDING, L.L.C.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

BOKF, NA DBA BANK OF TEXAS,
as a Lender
By: /S/ Gary Whitt
Name: Gary Whitt
Title: Senior Vice President

Annex A
Amended Credit Agreement
See attached.

**ANNEX A TO THIRD AMENDMENT**

Published CUSIP Numbers
Deal: 02343LAK1
Revolver: 02343LAL9
Term Loan: 02343LAM7
AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of June 29, 2018
among
AMEDISYS, INC.
and
AMEDISYS HOLDING, L.L.C.,
as Borrowers,
CERTAIN SUBSIDIARIES OF THE COMPANY PARTY HERETO,
as Guarantors,
BANK OF AMERICA, N.A.,
as Administrative Agent, Swingline Lender and L/C Issuer,
CITIZENS BANK, N.A.,
FIFTH THIRD BANK, NATIONAL ASSOCIATION,
and
JPMORGAN CHASE BANK, N.A.,
as Co-Syndication Agents,
PNC BANK, NATIONAL ASSOCIATION,
CAPITAL ONE BANK, NATIONAL ASSOCIATION,
REGIONS BANK,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Co-Documentation Agents,
and
THE LENDERS PARTY HERETO
BofA SECURITIES, INC.,
CITIZENS BANK, N.A.,
FIFTH THIRD BANK, NATIONAL ASSOCIATION
and
JPMORGAN CHASE BANK, N.A.,
as Joint Lead Arrangers and Joint Bookrunners

TABLE OF CONTENTS
i

SCHEDULES
Schedule 1.01(a)        Certain Addresses for Notices
Schedule 1.01(b)    Commitments and Applicable Percentages as of the Second Amendment Effective Date
Schedule 1.01(c)        Existing Letters of Credit
Schedule 1.01(d)        Responsible Officers
Schedule 5.10            Insurance
Schedule 5.19(a)    Subsidiaries, Joint Ventures, Partnerships and Other Equity Investments
Schedule 5.19(b)        Loan Parties
Schedule 5.20(b)        Intellectual Property
Schedule 5.20(c)        Deposit Accounts and Securities Accounts
Schedule 5.20(d)        Real Properties
Schedule 5.22            Health Care Laws
Schedule 7.01            Liens Existing as of the Second Amendment Effective Date
Schedule 7.02    Indebtedness Existing as of the Second Amendment Effective Date
Schedule 7.03    Investments Existing as of the Second Amendment Effective Date
Schedule 7.08            Transactions with Affiliates
EXHIBITS
Exhibit A            Form of Assignment and Assumption
Exhibit B            Form of Compliance Certificate
Exhibit C            Form of Incremental Term Loan Lender Joinder Agreement
Exhibit D            Form of Incremental Term Note
Exhibit E            Form of Joinder Agreement
Exhibit F            Form of Loan Notice
Exhibit G            Form of Notice of Loan Prepayment
Exhibit H            Form of Revolving Note
Exhibit I            Form of Secured Party Designation Notice
Exhibit J            Form of Solvency Certificate
Exhibit K            Form of Swingline Loan Notice
Exhibit L            Forms of U.S. Tax Compliance Certificates
Exhibit M            Form of Term Note

v

AMENDED AND RESTATED CREDIT AGREEMENT
This AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of June 29, 2018, among AMEDISYS, INC., a Delaware corporation (the “Company”), AMEDISYS HOLDING, L.L.C., a Louisiana limited liability company (“Amedisys Holding” and together with the Company, each a “Borrower” and collectively, the “Borrowers”), the Guarantors (defined herein), the Lenders (defined herein), and BANK OF AMERICA, N.A., as Administrative Agent, Swingline Lender and L/C Issuer.
PRELIMINARY STATEMENTS:
WHEREAS, the Borrowers, the guarantors party thereto, the lenders party thereto, and Bank of America, N.A., as administrative agent, swingline lender and letter of credit issuer, have entered into that certain Credit Agreement, dated as of August 28, 2015 (as amended or modified from time to time prior to the Closing Date, the “Existing Credit Agreement”); and
WHEREAS, the parties hereto wish to amend the Existing Credit Agreement to make certain amendments and modifications to the Existing Credit Agreement, subject to the conditions set forth herein.
NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:
Article I

DEFINITIONS AND ACCOUNTING TERMS
1.01Defined Terms.
As used in this Agreement, the following terms shall have the meanings set forth below:
“Acquisition” means the acquisition, whether through a single transaction or a series of related transactions, of (a) a majority of the Voting Stock or other controlling ownership interest in another Person (including the purchase of an option, warrant or convertible or similar type security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity or other ownership interest or upon the exercise of an option or warrant for, or conversion of securities into, such equity or other ownership interest, or (b) assets of another Person which constitute all or substantially all of the assets of such Person or of a division, line of business or other business unit of such Person.
“Acquisition Consideration” means the purchase consideration for any Permitted Acquisition and all other payments by any Loan Party or any Wholly Owned Subsidiary in exchange for, or as part of, or in connection with, any Permitted Acquisition, whether paid in cash or by exchange of Equity Interests (other than Qualified Capital Stock of the Company (to the extent not constituting a Change of Control)) or of properties or otherwise and whether payable at or prior to the consummation of such Permitted Acquisition or deferred for payment at any future time, whether or not any such future payment is subject to the occurrence of any contingency, and includes any and all payments representing the purchase price and any assumptions of Indebtedness, deferred purchase price, Earn Out Obligations and other agreements to make any payment the amount of which is, or the terms of payment of which are, in any respect subject to or contingent upon the revenues, income, cash flow or profits (or the like) of any Person. For purposes of determining the aggregate consideration paid for an Acquisition at the time of such Acquisition, the amount of any Earn Out Obligations shall be deemed to be the maximum amount of the earn-out payments in respect thereof as specified in the documents relating to such Acquisition.
“Additional Secured Obligations” means (a) all obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements, and (b) all costs and expenses incurred in connection with enforcement and collection of the foregoing, including the fees, charges and disbursements of counsel, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided, that, Additional Secured Obligations of a Loan Party shall exclude any Excluded Swap Obligations with respect to such Loan Party.
“Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.
“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 1.01(a), or such other address or account as the Administrative Agent may from time to time notify the Company and the Lenders.
“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.
“Adverse Proceeding” means any action, suit, proceeding (whether administrative, judicial or otherwise), claim, dispute, prosecution, governmental investigation, audit or arbitration (whether or not purportedly on behalf of the Company or any of its Subsidiaries) at law or in equity, or before or by any Governmental Authority, domestic or foreign (including any claims relating to any Environmental Liability) that is pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries or any property of the Company or any of its Subsidiaries.
“Affected Financial Institution” means (a) any EEA Financial Institution, or (b) any UK Financial Institution.
“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
“Aggregate Commitments” means the Commitments of all the Lenders.
“Agreement” means this Credit Agreement.
“Amedisys Holding” has the meaning specified in the introductory paragraph hereto.
“Applicable Percentage” means (a) in respect of the Revolving Facility, with respect to any Revolving Lender at any time, the percentage (carried out to the ninth decimal place) of the Revolving Facility represented by such Revolving Lender’s Revolving Commitment at such time, subject to adjustment as provided in Section 2.15, (b) in respect of the Term Facility, with respect to any Term Lender at any time, the percentage (carried out to the ninth decimal place) of the Term Facility represented by the outstanding principal amount of such Term Lender’s Term Loan at such time, and (c) in respect of an Incremental Term Facility, with respect to any Incremental Term Lender at any time, the percentage (carried out to the ninth decimal place) of such Incremental Term Facility represented by the outstanding principal amount of such Incremental Term Lender’s Incremental Term Loans with respect to such Incremental Term Facility at such time. If the Commitments of all of the Lenders to make Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Commitments have expired, then the Applicable Percentage of each Lender in respect of the applicable Facility shall be determined based on the Applicable Percentage of such Lender in respect of such Facility most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on Schedule 1.01(b), in the Assignment and Assumption pursuant to which such Lender becomes a party hereto or in any documentation executed by such Lender pursuant to Section 2.02(g), as applicable.
“Applicable Rate” means (a) with respect to the Incremental Term Loans made pursuant to any Incremental Term Loan Lender Joinder Agreement, the percentage(s) per annum set forth in such Incremental Term Loan Lender Joinder Agreement, and (b) with respect to Revolving Loans, Term Loans, Swingline Loans, Letter of Credit Fees and the Commitment Fee, the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Pricing Tier	Consolidated Leverage Ratio	Commitment Fee	Letter of Credit Fee	Term SOFR Loans and SOFR Daily Floating Rate Loans	Base Rate Loans
I	> 3.00 to 1.0	0.30%	1.75%	2.00%	1.00%
II	< 3.00 to 1.0 but > 2.00 to 1.0	0.25%	1.50%	1.75%	0.75%
III	< 2.00 to 1.0 but > 0.75 to 1.0	0.20%	1.25%	1.50%	0.50%
IV	< 0.75 to 1.0	0.15%	1.00%	1.25%	0.25%
Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that, if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Pricing Tier I shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the first Business Day immediately following the date on which such Compliance Certificate is delivered in accordance with Section 6.02(b), whereupon the Applicable Rate shall be adjusted based upon the calculation of the Consolidated Leverage Ratio contained in such Compliance Certificate. The Applicable Rate in effect from the Second Amendment Effective Date to the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b) for the fiscal quarter ending September 30, 2021 shall be determined based upon Pricing Tier III. Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).
“Applicable Revolving Percentage” means with respect to any Revolving Lender at any time, such Revolving Lender’s Applicable Percentage in respect of the Revolving Facility at such time.
“Appropriate Lender” means, at any time, (a) with respect to any Facility, a Lender that has a Commitment with respect to such Facility or holds a Loan under such Facility at such time, (b) with respect to the Letter of Credit Sublimit, (i) the L/C Issuer and (ii) if any Letters of Credit have been issued pursuant to Section 2.03, the Revolving Lenders and (c) with respect to the Swingline Sublimit, (i) the Swingline Lender and (ii) if any Swingline Loans are outstanding pursuant to Section 2.04(a), the Revolving Lenders.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Arranger” means each of BofA Securities, Citizens Bank, N.A., Fifth Third Bank, National Association and JPMorgan, in their respective capacities as a joint lead arranger and a joint bookrunner.
“Assessments” has the meaning set forth in Section 5.22(g).
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit A or any other form (including an electronic documentation form generated by use of an electronic platform) approved by the Administrative Agent.
“Attributable Indebtedness” means, on any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease Obligation of any Person, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement or instrument were accounted for as a Capitalized Lease, (c) in respect of any Securitization Transaction of any Person, the outstanding principal amount of such financing, after taking into account reserve accounts and making appropriate adjustments, determined by the Administrative Agent in its reasonable judgment and (d) in respect of any Sale and Leaseback Transaction of any Person, the present value (discounted in accordance with GAAP at the debt rate implied in the applicable lease) of the obligations of the lessee for rental payments during the term of such lease.
“Audited Financial Statements” means the audited consolidated balance sheet of the Company and its Subsidiaries for the fiscal year ended December 31, 2020, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Company and its Subsidiaries, including the notes thereto.
“Availability Period” means the period from and including the Closing Date to the earliest of (a) the Revolving Facility Maturity Date, (b) the date of termination of the Revolving Commitments pursuant to Section 2.06, and (c) the date of termination of the Commitment of each Revolving Lender to make Revolving Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bank of America” means Bank of America, N.A. and its successors.
“Base Rate” means for any day a fluctuating rate of interest per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) Term SOFR plus 1.00%, subject to the interest rate floors set forth therein; provided, that, if the Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above.
“Base Rate Loan” means a Revolving Loan, a Term Loan or an Incremental Term Loan that bears interest based on the Base Rate.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Board of Directors” means (a) with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board, (b) with respect to a partnership, the Board of Directors of the general partner of the partnership, (c) with respect to a limited liability company, the managing member or members or any controlling committee of managing members thereof or if not member-managed, the managers thereof or any committee of managing members or managers thereof duly authorized to act on behalf of such Persons, and (d) with respect to any other Person, the board or committee of such Person serving a similar function.
“BofA Securities” means BofA Securities, Inc.
“Borrower” and “Borrowers” has the meaning specified in the introductory paragraph hereto.
“Borrower Materials” has the meaning specified in Section 6.02.
“Borrowing” means a Revolving Borrowing, a Swingline Borrowing, a Term Borrowing, or an Incremental Term Borrowing, as the context may require.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located.
“Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.
“Cash Collateralize” means, to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the L/C Issuer or Swingline Lender (as applicable) or the Lenders, as collateral for L/C Obligations, the Obligations in respect of Swingline Loans, or obligations of the Revolving Lenders to fund participations in respect of either thereof (as the context may require), (a) cash or deposit account balances, (b) backstop letters of credit entered into on terms, from issuers and in amounts satisfactory to the Administrative Agent and the L/C Issuer, and/or (c) if the Administrative Agent and the L/C Issuer or Swingline Lender shall agree, in their sole discretion, other credit support, in each case, in Dollars and pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C Issuer or Swingline Lender (as applicable). “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Equivalents” means any of the following types of Investments, to the extent owned by the Company or any of its Subsidiaries free and clear of all Liens (other than Permitted Liens): (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or any agency or instrumentality thereof and backed by the full faith and credit of the United States, in each case maturing within one (1) year from the date of acquisition, (b) certificates of deposit, time deposits, or overnight bank deposits having maturities of six (6) months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $500,000,000, (c) commercial paper of an issuer rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six (6) months from the date of acquisition, (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than thirty (30) days, with respect to securities issued or fully guaranteed or insured by the United States government, (e) securities with maturities of one (1) year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, (f) securities with maturities of six (6) months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition, (g) money market mutual or similar funds that invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition, or (h) money market funds that (i) comply with the criteria set forth in SEC Rule 2a 7 under the Investment Company Act of 1940, as amended, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $1,000,000,000.
“Cash Management Agreement” means any agreement that is not prohibited by the terms hereof to provide treasury or cash management services, including deposit accounts, overnight draft, credit cards, debit cards, p-cards (including purchasing cards and commercial cards), funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services.
“Cash Management Bank” means any Person in its capacity as a party to a Cash Management Agreement that (a) at the time it enters into a Cash Management Agreement with a Loan Party or a Subsidiary, is a Lender or an Affiliate of a Lender, (b) in the case of any Cash Management Agreement in effect on or prior to the Closing Date, is, as of the Closing Date or within thirty (30) days thereafter, a Lender or an Affiliate of a Lender and a party to a Cash Management Agreement with a Loan Party or a Subsidiary, or (c) within thirty (30) days after the time it enters into the applicable Cash Management Agreement with a Loan Party or a Subsidiary, becomes a Lender or an Affiliate of a Lender, in each case, in its capacity as a party to such Cash Management Agreement; provided, however, that, for any of the foregoing to be included as a “Secured Cash Management Agreement” on any date of determination by the Administrative Agent, the applicable Cash Management Bank (other than the Administrative Agent or an Affiliate of the Administrative Agent) must have delivered a Secured Party Designation Notice to the Administrative Agent prior to such date of determination.
“CFC” means a Person that is a “controlled foreign corporation” within the meaning of Section 957 of the Code.
“CFC Holdco” means (a) any direct or indirect Domestic Subsidiary all or substantially all of the assets of which consist of the Equity Interests of one or more CFCs, and (b) any Domestic Subsidiary that is a direct or indirect Subsidiary of a CFC (other than any Domestic Subsidiary that is treated as a C-corporation for U.S. federal income tax purposes or that is owned directly or indirectly by such a C-corporation and the income of which is treated for U.S. federal income tax purposes as income of such C-corporation).
“Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided, that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.
“Change of Control” means an event or series of events by which:
(a)    any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of thirty-five percent (35%) or more of the Equity Interests of the Company entitled to vote for members of the Board of Directors of the Company on a fully-diluted basis (and taking into account all such securities that such “person” or “group” has the right to acquire pursuant to any option right); or
(b)    during any period of twenty-four (24) consecutive months, a majority of the members of the Board of Directors of the Company cease to be composed of individuals (i) who were members of that Board of Directors on the first day of such period, (ii) whose election or nomination to that Board of Directors was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that Board of Directors or (iii) whose election or nomination to that Board of Directors was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that Board of Directors; or
(c)    a change of control (or any similar event, however defined) occurs under any Indebtedness with an aggregate principal amount in excess of the Threshold Amount.
“Closing Date” means June 29, 2018.
“CME” means CME Group Benchmark Administration Limited.
“Code” means the Internal Revenue Code of 1986.
“Collateral” means a collective reference to all real and personal property with respect to which Liens in favor of the Administrative Agent, for the benefit of the Secured Parties, are purported to be granted pursuant to and in accordance with the terms of the Collateral Documents. Notwithstanding anything in the Loan Documents to the contrary, the term “Collateral” shall not include any Excluded Property.
“Collateral Documents” means, collectively, the Security Agreement, the Pledge Agreement, the Mortgages, any Mortgaged Property Support Documents, the Qualifying Control Agreements, each Joinder Agreement, each of the mortgages, collateral assignments, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent pursuant to Section 6.14, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.
“Commitment” means a Revolving Commitment, a Term Commitment or an Incremental Term Commitment, as the context may require.

“Commitment Fee” has the meaning set forth in Section 2.09(a).
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Communication” means this Agreement, any other Loan Document, and any other document, any amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document.
“Company” has the meaning specified in the introductory paragraph hereto.
“Compliance Certificate” means a certificate substantially in the form of Exhibit B.
“Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR, Term SOFR, the SOFR Daily Floating Rate or any proposed Successor Rate, as applicable, any conforming changes to the definitions of “Base Rate”, “SOFR”, “Term SOFR”, “SOFR Daily Floating Rate” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).
“Confidential Information Memorandum” means the lender presentation, dated July 8, 2021, relating to the Borrowers and the Facilities.
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Consolidated” means, when used with reference to financial statements or financial statement items of the Company and its Subsidiaries or any other Person, such statements or items on a consolidated basis in accordance with the consolidation principles of GAAP.
“Consolidated Cash Interest Charges” means, for any period, Consolidated Interest Charges for such period, excluding any amount not payable in cash for such period.
“Consolidated EBITDA” means, for any period, for the Company and its Subsidiaries on a Consolidated basis in accordance with GAAP, an amount equal to Consolidated Net Income for such period plus (a) the following, without duplication, to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period; (ii) the provision for federal, state, local and foreign income taxes paid or payable for such period; (iii) depreciation and amortization expense for such period; (iv) any non-cash expenses, losses or charges for such period (including any non-cash stock based compensation expense for such period) which do not represent a cash item in such period or any other period; (v) non-recurring cash expenses during such period resulting from restructuring charges and/or Adverse Proceedings (that have been disclosed to the Administrative Agent); (vi) net losses from discontinued operations for such period; (vii) fees and expenses for such period incurred in connection with any issuance of Qualified Capital Stock of the Company or any Permitted Acquisition; (viii) non-recurring cash costs and expenses for such period incurred in connection with the opening by the Company or any of its Subsidiaries of any de novo facility used in connection with a Permitted Business; provided, that, the aggregate amount added-back pursuant to this clause (a)(viii) shall not exceed an amount equal to five percent (5%) of Consolidated EBITDA for such period (calculated without giving effect to the add back permitted pursuant to this clause (a)(viii)); and (ix) the amount of net “run rate” cost savings, operating expense reductions and synergies for such period projected by the Company in good faith to be realized as a result of specified actions which have been taken or which are committed to be taken in connection with Permitted Acquisitions, other Investments permitted pursuant to Section 7.03, Dispositions permitted pursuant to Section 7.05, restructurings, cost savings initiatives and other initiatives, in each case, after the Closing Date, net of the amount of actual benefits realized during such period from such actions; provided, that, (A) in the Compliance Certificate required to be delivered pursuant to Section 6.02(b) for such period, the Company shall certify that such cost savings, operating expense reductions and synergies (x) are reasonably anticipated to be realized within twelve (12) months after the consummation of such Permitted Acquisition, other Investment permitted pursuant to Section 7.03, Disposition permitted pursuant to Section 7.05, restructuring, cost saving initiative or other initiative which is expected to result in such cost savings, operating expense reductions or synergies and (y) are factually supportable as determined in good faith by the Company, (B) no cost savings, operating expense reductions or synergies shall be added pursuant to this clause (a)(ix) to the extent duplicative of any amounts otherwise added to, or included in, Consolidated Net Income, whether through a pro forma adjustment or otherwise, for such period and (C) projected amounts (that are not yet realized) may no longer be added in calculating Consolidated EBITDA pursuant to this clause (a)(ix) to the extent occurring more than four (4) full fiscal quarters after the specified action taken in order to realize such projected cost savings, operating expense reductions or synergies; provided, that, the aggregate amount added-back pursuant to clauses (a)(v), (a)(vii) and (a)(ix) shall not exceed an amount equal to twenty percent (20%) of Consolidated EBITDA for such period (calculated without giving effect to the add backs permitted pursuant to clauses (a)(v), (a)(vii) and (a)(ix)); minus (b) the following, without duplication, to the extent included in calculating such Consolidated Net Income: (i) all non-cash income or gains for such period; (ii) federal, state, local and foreign income tax credits received during such period; and (iii) all net gains from discontinued operations for such period.
“Consolidated Funded Indebtedness” means Funded Indebtedness of the Company and its Subsidiaries on a Consolidated basis determined in accordance with GAAP.
“Consolidated Interest Charges” means, for any period, total interest expense (including that portion attributable to Capitalized Leases and capitalized interest) of the Company and its Subsidiaries on a Consolidated basis in accordance with GAAP with respect to all outstanding Funded Indebtedness of the Company and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit securing financial obligations, bankers’ acceptances financing and receivables financings.
“Consolidated Interest Coverage Ratio” means, as of any date of determination, for the Company and its Subsidiaries on a Consolidated basis, the ratio of (a) Consolidated EBITDA for the Measurement Period most recently ended on or prior to such date, to (b) Consolidated Cash Interest Charges for the Measurement Period most recently ended on or prior to such date.
“Consolidated Leverage Ratio” means, as of any date of determination, for the Company and its Subsidiaries on a Consolidated basis, the ratio of (a) the total of (i) Consolidated Funded Indebtedness as of such date, minus (ii) Unrestricted Cash as of such date, to (b) Consolidated EBITDA for the Measurement Period most recently ended on or prior to such date.
“Consolidated Net Income” means, for any period, the net income (or loss) of the Company and its Subsidiaries on a Consolidated basis for such period; provided, that, Consolidated Net Income shall exclude (a) the income of any Subsidiary of the Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its Organization Documents or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (b) any aftertax gains or losses attributable to a Disposition permitted pursuant to Section 7.05 outside of the ordinary course of business yielding gross proceeds to the Company and its Subsidiaries in excess of $5,000,000 or returned surplus assets of any Pension Plan, (c) the income of any Person if such Person is not a Subsidiary except to the extent such income is distributed in cash to a Loan Party, (d) the net income attributable to non-controlling interests in Subsidiaries owned by Persons other than the Company and its Subsidiaries and (e) extraordinary items.
“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.
“Daily Simple SOFR” with respect to any applicable determination date means the SOFR published on such date on the Federal Reserve Bank of New York’s website (or any successor source).
“Debt Issuance” means the issuance by any Loan Party or any Subsidiary of any Indebtedness other than Indebtedness permitted under Section 7.02.
“Debtor Relief Laws” means the Bankruptcy Code of the United States and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.
“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.
“Default Rate” means (a) with respect to any Obligation for which a rate is specified, a rate per annum equal to two percent (2%) in excess of the rate otherwise applicable thereto and (b) with respect to any Obligation for which a rate is not specified or available, a rate per annum equal to the Base Rate plus the Applicable Rate for Revolving Loans that are Base Rate Loans plus two percent (2%), in each case, to the fullest extent permitted by applicable Law.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Defaulting Lender” means, subject to Section 2.15(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Company in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the L/C Issuer, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two (2) Business Days of the date when due, (b) has notified the Company, the Administrative Agent, the L/C Issuer or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Company, to confirm in writing to the Administrative Agent and the Company that it will comply with its prospective funding obligations hereunder (provided, that, such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Company), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided, that, a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.15(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Company, the L/C Issuer, the Swingline Lender and each other Lender promptly following such determination.
“Designated Jurisdiction” means any country or territory to the extent that such country or territory is the subject of any Sanction.
“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any Sale and Leaseback Transaction) of any property by any Loan Party or any Subsidiary (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith and any issuance of Equity Interests by any Subsidiary, but excluding (a) sales of inventory and dispositions of cash and Cash Equivalents, in each case, in the ordinary course of business, by the Company or any of its Subsidiaries, (b) dispositions of used, worn out, obsolete or surplus property by the Company or any of its Subsidiaries in the ordinary course of business and the abandonment or other disposition of Intellectual Property that is, in the reasonable judgment of the Company, no longer economically practicable to maintain or useful in the conduct of the business of the Company and its Subsidiaries taken as a whole, (c) any sales, assignments, transfers, leases, licenses or other dispositions of property by the Company or any Subsidiary to any Loan Party, (d) the creation of a Lien (but not the sale or other disposition of the property subject to such Lien) permitted by Section 7.01, (e) sales of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such sale are promptly applied to the purchase price of such replacement property, (f) any Involuntary Disposition, (g) to the extent constituting Dispositions, Investments permitted pursuant to Section 7.03, fundamental changes permitted pursuant to Section 7.04 and Restricted Payments permitted pursuant to Section 7.06 (in each case other than by reference to Section 7.05 or this definition (or any clause of either thereof)), (h) issuance of Equity Interests of Subsidiaries to any Loan Party, and (i) any sale, transfer, issuance or other disposition of a de minimis number of shares of the Equity Interests of a Foreign Subsidiary in order to qualify members of the governing body of such Subsidiary if required by applicable Law.
“Disqualified Capital Stock” means any Equity Interest which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, prior to the one hundred eighty-first (181st) day after the Latest Maturity Date, (b) requires the payment of any cash dividends (other than Permitted Tax Distributions) at any time prior to the one hundred eighty-first (181st) day after the Latest Maturity Date, (c) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Equity Interests referred to in clause (a) or (b) above, in each case at any time prior to the one hundred eighty-first (181st) day after the Latest Maturity Date, or (d) contains any repurchase obligation which may come into effect prior to payment in full of all Obligations; provided, that, any Equity Interests that would not constitute Disqualified Capital Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such Equity Interests are convertible, exchangeable or exercisable) the right to require the issuer thereof to redeem or repurchase such Equity Interests upon the occurrence of a change in control or an asset sale occurring prior to the one hundred eighty-first (181st) day after the Latest Maturity Date shall not constitute Disqualified Capital Stock if such Equity Interests provide that the issuer thereof will not redeem or repurchase any such Equity Interests pursuant to such provisions prior to the Facility Termination Date.
“Dollar” and “$” mean lawful money of the United States.
“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States.
“Earn Out Obligations” means, with respect to an Acquisition, all obligations of the Company or any Subsidiary to make earn out or other contingency payments (including purchase price adjustments, non-competition and consulting agreements, or other indemnity obligations) pursuant to the documentation relating to such Acquisition. For purposes of determining the amount of any Earn Out Obligations to be included in the definition of Funded Indebtedness, the amount of Earn Out Obligations shall be deemed to be the aggregate liability in respect thereof, as determined in accordance with GAAP.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Electronic Record” has the meaning assigned to it by 15 USC §7006.
“Electronic Signature” has the meaning assigned to it by 15 USC §7006.
“Eligible Assets” means fixed or capital assets that are used or useful in a Permitted Business.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.06 (subject to such consents, if any, as may be required under Section 11.06(b)(iii)).
“Employee Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA which is or was sponsored, maintained or contributed to by, or required to be contributed by, the Company, any of its Subsidiaries or any of their respective ERISA Affiliates.
“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.
“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law or any Environmental Permit, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.
“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.
“ERISA” means the Employee Retirement Income Security Act of 1974, and any successor thereto.
“ERISA Affiliate” means, as applied to any Person, (a) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Code of which that Person is a member, (b) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which that Person is a member, and (c) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which that Person, any corporation described in clause (a) above or any trade or business described in clause (b) above is a member. Any former ERISA Affiliate of the Company or any of its shall continue to be considered an ERISA Affiliate of the Company or any such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of the Company or such Subsidiary and with respect to liabilities arising after such period for which the Company or such Subsidiary could be liable under the Code or ERISA.
“ERISA Event” means (a) a “reportable event” within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30day notice to the PBGC has been waived by regulation), (b) the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan under Section 431 of the Code, (c) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA, (d) the withdrawal by the Company or any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension

Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability to the Company, any of its Subsidiaries or any of their respective Affiliates pursuant to Section 4063 or 4064 of ERISA, (e) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, (f) the imposition of liability on the Company or any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA, (g) the withdrawal of the Company, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefore, or the receipt by the Company, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA, (h) the occurrence of an act or omission which could give rise to the imposition on the Company, any of its Subsidiaries or any of their respective ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Code or under Section 409, Section 502(c), (i) or (1), or Section 4071 of ERISA in respect of any Employee Benefit Plan, (i) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against the Company, any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan, (j) receipt from the IRS of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Code) to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Code, or (k) the imposition of a Lien pursuant to Section 40l(a)(29) or 412(n) of the Code or pursuant to ERISA with respect to any Pension Plan.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Event of Default” has the meaning specified in Section 8.01.
“Excluded Deposit and Securities Accounts” means (a) zero balance accounts, (b) payroll accounts, (c) withholding and trust accounts, (d) escrow accounts (to the extent maintained by the Company and its Subsidiaries for the purpose of establishing or maintaining escrow amounts for third parties), (e) employee benefit accounts (including 401(k) accounts and pension fund accounts), (f) deposit and securities accounts not located in the United States or any political subdivision thereof, (g) tax withholding accounts (to the extent maintained by the Company and its Subsidiaries exclusively for the purpose of maintaining or holding tax withholding amounts payable to applicable Governmental Authorities) and (h) any other deposit or securities account the average daily balance of which, together with the aggregate average daily balance of all other deposit accounts and securities accounts excluded pursuant to this clause (h), does not exceed $100,000.
“Excluded Joint Venture Interests” means Equity Interests owned by any Loan Party in any non-Wholly Owned Subsidiary that is not an Immaterial Joint Venture, but only to the extent the granting of a security interest therein by such Loan Party in the manner contemplated by the Loan Documents (a) is prohibited by such non-Wholly Owned Subsidiary’s Organization Documents and such prohibition (i) existed on the Second Amendment Effective Date or (ii) existed at the time such non-Wholly Owned Subsidiary became a Subsidiary of the Company, so long as (A) the Loan Party attempted in good faith to prevent the inclusion of such prohibition in the non-Wholly Owned Subsidiary’s Organization Documents if such Organization Documents were adopted or amended (excluding amendments solely to reflect the ownership, name, and capital contribution of the Loan Party) at the time the non-Wholly Owned Subsidiary became a Subsidiary of the Loan Party and (B) the Loan Party did not otherwise include such prohibition in the Organization Documents for the sole purpose of causing the Equity Interests of the non-Wholly Owned Subsidiary to be excluded as Collateral, or (ii) would require the consent of any person or entity (other than any Loan Party or any Subsidiary or Affiliate thereof) and such consent has not been obtained (it being understood and agreed that if such consent is required pursuant to a binding Contractual Obligation, the exclusion set forth in this clause (b) shall only apply to the extent such binding Contractual Obligation (i) existed on the Second Amendment Effective Date or (ii) existed at the time such non-Wholly Owned Subsidiary became a Subsidiary of the Company, so long as, if the Contractual Obligation is entered into in connection with the non-Wholly Owned Subsidiary becoming a Subsidiary, the Loan Party attempted in good faith to prevent the inclusion of such prohibition in the Contractual Obligation and did not otherwise include such prohibition in the Contractual Obligation for the sole purpose of causing the Equity Interests of the non-Wholly Owned Subsidiary to be excluded as Collateral under the Loan Documents; provided, that, in any event, the foregoing shall not exclude the Equity Interests of any Subsidiary that are already subject to a Lien in favor of the Administrative Agent, for the benefit of the Secured Parties, at the time such Organization Documents or other binding Contractual Obligation, as applicable, are entered into by such Loan Party.
“Excluded Property” means, with respect to any Loan Party, (a)(i) unless requested by the Administrative Agent or the Required Lenders, any owned or leased real property which is located outside of the United States, (ii) any owned real property with a fair market value of less than $5,000,000, and (iii) any leased real property for which the annual rent payments do not exceed $2,500,000, (b) unless requested by the Administrative Agent or the Required Lenders, any personal property (including motor vehicles) in respect of which perfection of a Lien is not either (i) governed by the Uniform Commercial Code or (ii) effected by appropriate evidence of the Lien being filed in either the United States Copyright Office or the United States Patent and Trademark Office, (c) the Equity Interests of any Foreign Subsidiary or CFC Holdco to the extent not required to be pledged to secure the Secured Obligations pursuant to Section 6.14(a), (d) any property which, subject to the terms of Section 7.02(c), is subject to a Lien of the type described in Section 7.01(h) pursuant to documents that prohibit such Loan Party from granting any other Liens in such property, (e) the Excluded Deposit and Securities Accounts, (f) the Equity Interests of any Specified Entity, (g) the Equity Interests of any Immaterial Joint Ventures, (h)(i) that certain 15.3% limited partnership interest owned by the Company in Heritage Healthcare Innovation Fund, LP, (ii) all of the Equity Interests owned by (A) the Company in Alliance Home Health, Inc., (B) the Company in Amedisys PAC, L.L.C. and (C) Amedisys Holding in Amedisys Maine, P.L.L.C., (iii) that certain 22.7% membership interest in Clinically Home, LLC owned by Amedisys Ventures, L.L.C. and (iv) that certain 40% membership interest in Clinically Home of Western New York, LLC owned by TLC Holdings I, L.L.C., (i) Excluded Joint Venture Interests, and (j) any real or personal property as to which the Administrative Agent and the Company agree in writing that the costs or other consequences of obtaining a security interest or perfection thereof are excessive in view of the benefits to be obtained by the Secured Parties therefrom.
“Excluded Subsidiary” means (a) each CFC Holdco, (b) each Immaterial Subsidiary, (c) each Subsidiary that is not a Wholly Owned Subsidiary, and (d) each Foreign Subsidiary.
“Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Loan Party of, or the grant by such Loan Party of a Lien to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 10.11 and any other “keepwell, support or other agreement” for the benefit of such Loan Party and any and all guarantees of such Loan Party’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Loan Party, or grant by such Loan Party of a Lien, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a Master Agreement governing more than one Swap Contract, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swap Contracts for which such Guaranty or Lien is or becomes excluded in accordance with the first sentence of this definition.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Company under Section 11.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(a)(ii), (a)(iii) or (c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA.
“Existing Credit Agreement” has the meaning set forth in the Preliminary Statements hereto.
“Existing Letters of Credit” means those certain letters of credit described by issuer, date of issuance, letter of credit number, undrawn amount, name of beneficiary and date of expiry as set forth on Schedule 1.01(c).
“Facility” means the Revolving Facility, the Term Facility or an Incremental Term Facility, as the context may require.
“Facility Termination Date” means the date as of which all of the following shall have occurred: (a) the Aggregate Commitments have terminated, (b) all Obligations have been paid in full in cash (other than contingent indemnification obligations for which no claim has been asserted), and (c) all Letters of Credit have terminated or expired (other than Letters of Credit as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuer shall have been made).
“Fair Labor Standards Act” means The Fair Labor Standards Act of 1938 (29 U.S.C. § 201 et seq.), as amended from time to time, and any successor statute.
“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.
“FATCA” means Sections 1471 through 1474 of the Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.
“Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided, that, if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.
“Fee Letter” means the fee letter agreement, dated July 6, 2021, among the Borrowers, Bank of America and BofA Securities.
“Flood Hazard Property” means any Mortgaged Property that is in an area designated by the Federal Emergency Management Agency as having special flood or mudslide hazards.
“Flood Laws” means, collectively, (a) National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (b) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto, and (c) the Biggert–Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto.
“Foreign Lender” means a Lender that is not a U.S. Person.
“Foreign Subsidiary” means any Subsidiary that is organized under the laws of a jurisdiction other than the United States, a State thereof or the District of Columbia.
“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fronting Exposure” means, at any time there is a Defaulting Lender that is a Revolving Lender, (a) with respect to the L/C Issuer, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swingline Lender, such Defaulting Lender’s Applicable Percentage of Swingline Loans other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Lenders or Cash Collateralized in accordance with the terms hereof.
“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.
“Funded Indebtedness” means as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP (except as expressly provided below): (a) all obligations, whether current or long-term, for borrowed money (including the Obligations) and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Indebtedness, (c) the principal portion of all obligations under conditional sale or other title retention agreements relating to property purchased by such Person or any Subsidiary thereof (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, (e) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), including any Earn Out Obligations, (f) all Attributable Indebtedness, (g) to the extent constituting a non-contingent, quantifiable liability in accordance with GAAP, (i) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Permitted Disqualified Capital Stock in such Person or any other Person, and (ii) all payment obligations arising under Guarantees of (A) reasonable indemnity obligations of Subsidiaries in connection with any Disposition of assets by such Subsidiaries permitted under this Agreement or any contribution of assets to a Subsidiary pursuant to an Investment permitted by Section 7.03 or (B) obligations of Subsidiaries under operating leases, (h) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Disqualified Capital Stock (other than Permitted Disqualified Capital Stock) in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (i) all Funded Indebtedness of others secured by (or for which the holder of such Funded Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (j) all Guarantees with respect to Funded Indebtedness of the types specified in clauses (a) through (i) above of another Person, and (k) all Funded Indebtedness of the types referred to in clauses (a) through (j) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or joint venturer, except to the extent that such Funded Indebtedness is expressly made non-recourse to such Person.
“Funding Indemnity Letter” means a funding indemnity letter, in form and substance satisfactory to the Administrative Agent.
“GAAP” means generally accepted accounting principles in the United States set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession) including the FASB ASC, that are applicable to the circumstances as of the date of determination, consistently applied and subject to Section 1.03.
“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
“Governmental Authorization” means any permit, license, certificate of need, approval, agreement, provider number, registration, certificate, filing, consent, authorization, plan, directive, consent order, consent decree or other permission (including any supplements or amendments thereto) of or from any Governmental Authority.
“Governmental Third Party Payor” has the meaning set forth in Section 5.22(c).
“Governmental Third Party Payor Programs” has the meaning set forth in Section 5.22(c).
“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided, that, the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.
“Guaranteed Obligations” has the meaning specified in Section 10.01.
“Guarantors” means, collectively, (a) each Person identified as a “Guarantor” on the signature pages to the Second Amendment, (b) the Subsidiaries of the Company as are or may from time to time become parties to this Agreement pursuant to Section 6.13, (c) with respect to Additional Secured Obligations owing by any Loan Party and any Swap Obligation of a Specified Loan Party (determined before giving effect to Sections 10.01 and 10.11) under the Guaranty, each Borrower, and (d) the successors and permitted assigns of the foregoing; provided, however, in no event shall an Excluded Subsidiary be a Guarantor (subject to the last sentence of Section 6.13).
“Guaranty” means, collectively, (a) the Guarantee made by the Guarantors under Article X in favor of the Secured Parties, and (b) each other guaranty delivered pursuant to Section 6.13.
“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, natural gas, natural gas liquids, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, toxic mold, infectious or medical wastes and all other substances, wastes, chemicals, pollutants, contaminants or compounds of any nature in any form regulated pursuant to any Environmental Law.
“Health Care Laws” means, collectively, (a) any and all federal and state fraud and abuse laws, including the federal AntiKickback Statute (42 U.S.C. § 1320a7b(b)), the Stark Anti-SelfReferral Law (42 U.S.C. § 1395nn), the AntiInducement Law (42 U.S.C. §1320a7a(a)(5)), the Civil False Claims Act (31 U.S.C. §S 3729 et seq.), the Administrative False Claims Law (42 U.S.C. § 1320a7b(a)), the

Exclusion Laws (42 U.S.C. § 1320a-7), the Civil Monetary Penalty Laws (42 U.S.C. § 1320a7a), the regulations promulgated pursuant to such statute and any comparable state laws, (b) HIPAA, (c) Medicare, (d) Medicaid, and (e) any other state or federal law, regulation, guidance document, manual provision, program memorandum, opinion letter, or other issuance which regulates patient or program charges, billing and collections, recordkeeping, claims process, documentation requirements, medical necessity, referrals, the hiring of employees or acquisition of services or supplies from those who have been excluded from government health care programs, quality, safety, privacy, security, licensure, accreditation or any other aspect of providing health care or reimbursement therefor.
“Hedge Bank” means any Person in its capacity as a party to a Swap Contract that, (a) at the time it enters into a Swap Contract with a Loan Party or a Subsidiary that is not prohibited under Article VII, is a Lender or an Affiliate of a Lender, (b) in the case of any Swap Contract not prohibited under Article VII in effect on or prior to the Closing Date, is, as of the Closing Date or within thirty (30) days thereafter, a Lender or an Affiliate of a Lender and a party to a Swap Contract not prohibited under Article VII with a Loan Party or a Subsidiary, or (c) within thirty (30) days after the time it enters into the applicable Swap Contract not prohibited under Article VII with a Loan Party or a Subsidiary, becomes a Lender or an Affiliate of a Lender, in each case, in its capacity as a party to such Swap Contract (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender); provided, that, in the case of a Secured Hedge Agreement with a Person who is no longer a Lender (or Affiliate of a Lender), such Person shall be considered a Hedge Bank only through the stated termination date (without extension or renewal) of such Secured Hedge Agreement; provided, further, that, for any of the foregoing to be included as a “Secured Hedge Agreement” on any date of determination by the Administrative Agent, the applicable Hedge Bank (other than the Administrative Agent or an Affiliate of the Administrative Agent) must have delivered a Secured Party Designation Notice to the Administrative Agent prior to such date of determination.
“HIPAA” means the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d et seq.), and any comparable state laws.
“HIPAA Compliance Plan” has the meaning set forth in Section 5.22(g).
“HIPAA Compliant” means, to the extent applicable, each of the Company and its Subsidiaries (a) is in material compliance with any and all of the applicable requirements of HIPAA and (b) is not subject to, and would not reasonably be expected to become subject to, any civil or criminal penalty or any investigation, claim or process that would reasonably be expected to cause a Material Adverse Effect in connection with any violation by the Company or any of its Subsidiaries of then effective requirements of HIPAA.
“HMT” has the meaning set forth in the definition of “Sanction(s)”.
“Honor Date” has the meaning set forth in Section 2.03(c).
“IFRS” means international accounting standards within the meaning of IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements delivered under or referred to herein.
“Immaterial Joint Venture” means, as of any date, any non-Wholly Owned Subsidiary designated as such by the Company in writing to the Administrative Agent that as of the last day of the Measurement Period most recently ended for which financial statements have been delivered pursuant to Section 6.01(a) or (b), did not have, together with the Consolidated EBITDA for such Measurement Period attributable to all Immaterial Joint Ventures in the aggregate, Consolidated EBITDA attributable to such non-Wholly Owned Subsidiary in excess of ten percent (10%) of Consolidated EBITDA for such Measurement Period.
“Immaterial Subsidiary” means, as of any date, any Wholly Owned Subsidiary designated as such by the Company in writing to the Administrative Agent that: (a) as of the last day of the Measurement Period most recently ended for which financial statements have been delivered pursuant to Section

6.01(a) or (b), did not have, together with the Consolidated EBITDA for such Measurement Period attributable to all Immaterial Subsidiaries in the aggregate, Consolidated EBITDA attributable to such Wholly Owned Subsidiary in excess of five percent (5%) of Consolidated EBITDA attributable to all Wholly Owned Subsidiaries for such Measurement Period, and (b) as of the last day of the Measurement Period most recently ended for which financial statements have been delivered pursuant to Section 6.01(a) or (b), did not have, together with the Net Revenues for such Measurement Period attributable to all Immaterial Subsidiaries in the aggregate (excluding any contribution to Net Revenues from Subsidiaries that are not Wholly Owned Subsidiaries), Net Revenues attributable to such Wholly Owned Subsidiary in excess of five percent (5%) of Net Revenues attributable to all Wholly Owned Subsidiaries for such Measurement Period (excluding any contribution to Net Revenues from Subsidiaries that are not Wholly Owned Subsidiaries).
“Incremental Amount” means, as of any date of determination, the sum of (a) the total of (i) $200,000,000, minus (ii) the aggregate amount of increases in the Revolving Facility implemented in reliance on clause (a)(i) above pursuant to Section 2.02(g)(i) prior to such date, minus (iii) the aggregate principal amount of all Incremental Term Facilities incurred in reliance on clause (a)(i) above pursuant to Section 2.02(g)(ii) prior to such date, plus (b) an unlimited additional amount so long as the Maximum Leverage Ratio Requirement is satisfied at the time an increase in the Revolving Facility is implemented pursuant to Section 2.02(g)(i) or an Incremental Term Facility is incurred pursuant to Section 2.02(g)(ii), as applicable, and after giving effect thereto. For the avoidance of doubt, any increase in the Revolving Facility implemented pursuant to Section 2.02(g)(i) and the incurrence of any Incremental Term Facility pursuant to Section 2.02(g)(ii) shall, in each case, be deemed to have been implemented or incurred, as applicable, under clause (b) above prior to clause (a) above.
“Incremental Term Borrowing” means a borrowing consisting of simultaneous Incremental Term Loans of the same Type and under the same Incremental Term Facility and, in the case of Term SOFR Loans, having the same Interest Period made by each of the Incremental Term Lenders with respect to such Incremental Term Facility pursuant to Section 2.01(b).
“Incremental Term Commitment” means, as to each Incremental Term Lender with respect to an Incremental Term Facility, its obligation to make Incremental Term Loans with respect to such Incremental Term Facility pursuant to an Incremental Term Loan Lender Joinder Agreement; provided, that, at any time after the funding of an Incremental Term Facility, determination of “Required Lenders” shall include the Outstanding Amount of all Incremental Term Loans with respect to such Incremental Term Facility.
“Incremental Term Facility” means, at any time, with respect to any Incremental Term Loan Lender Joinder Agreement, the aggregate principal amount of all Incremental Term Loans made by Incremental Term Lenders pursuant to such Incremental Term Loan Lender Joinder Agreement that are outstanding at such time.
“Incremental Term Lender” means each of the Persons identified as an “Incremental Term Lender” in an Incremental Term Loan Lender Joinder Agreement, together with their respective successors and assigns.
“Incremental Term Loan” means an advance made by an Incremental Term Lender under an Incremental Term Facility.
“Incremental Term Loan Lender Joinder Agreement” means a joinder agreement, substantially in the form of Exhibit C, executed and delivered in accordance with the provisions of Section 2.02(g)(ii).
“Incremental Term Loan Maturity Date” with respect to any Incremental Term Facility, shall be as set forth in the applicable Incremental Term Loan Lender Joinder Agreement for such Incremental Term Facility.
“Incremental Term Note” means a promissory note made by the applicable Borrower in favor of an Incremental Term Lender evidencing Incremental Term Loans made by such Incremental Term Lender, substantially in the form of Exhibit D.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:
(a)all Funded Indebtedness;
(b)the Swap Termination Value of any Swap Contract;
(c)all Guarantees with respect to outstanding Indebtedness of the type specified in clause (b) above of any other Person; and
(d)all Indebtedness of the types referred to in clauses (a) through (c) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person or a Subsidiary thereof is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to such Person or such Subsidiary.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.
“Indemnitee” has the meaning specified in Section 11.04(b).
“Information” has the meaning specified in Section 11.07.
“Insolvency” means, with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.
“Insolvent” means pertaining to a condition of Insolvency.
“Intellectual Property” means all trademarks, trademark applications, service marks, trade names, copyrights, copyright applications, patents, patent applications, patent rights, franchises, licenses and other intellectual property rights.
“Intercompany Debt” means Indebtedness permitted pursuant to Section 7.02(h).
“Interest Payment Date” means: (a) as to any Term SOFR Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; and (b) as to any Base Rate Loan or Swingline Loan, the last Business Day of each March, June, September and December and the Maturity Date of the Facility under which such Loan was made (with Swingline Loans being deemed made under the Revolving Facility for purposes of this definition).
“Interest Period” means, as to each Term SOFR Loan, the period commencing on the date such Term SOFR Loan is disbursed or converted to or continued as a Term SOFR Loan and ending on the date one (1) or three (3) months thereafter (in each case, subject to availability), as selected by the applicable Borrower in its Loan Notice; provided, that:
(e)any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;
(f)any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(g)no Interest Period shall extend beyond the Maturity Date of the Facility under which such Loan was made.

“Interim Financial Statements” means the unaudited consolidated financial statements of the Company and its Subsidiaries for the fiscal quarter ended March 31, 2021, including balance sheets and statements of income or operations, shareholders’ equity and cash flows.
“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person (including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor guaranties Indebtedness of such other Person), or (c) an Acquisition. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.
“Involuntary Disposition” means any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any property of any Loan Party or any Subsidiary.
“IRS” means the United States Internal Revenue Service.
“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).
“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application for such Letter of Credit, and any other document, agreement and instrument entered into by the L/C Issuer and the Company (or any Subsidiary) or in favor of the L/C Issuer and relating to such Letter of Credit.
“Joinder Agreement” means a joinder agreement substantially in the form of Exhibit E executed and delivered in accordance with the provisions of Section 6.13.
“JPMorgan” means JPMorgan Chase Bank, N.A.
“Junior Debt” has the meaning set forth in Section 7.14.
“Junior Debt Payment” has the meaning set forth in Section 7.14.
“Latest Maturity Date” means, at any date of determination, the latest of the Revolving Facility Maturity Date, the Term Facility Maturity Date and the then-latest Incremental Term Loan Maturity Date.
“Laws” or “laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.
“L/C Advance” means, with respect to each Revolving Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Revolving Percentage.
“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Borrowing.
“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.
“L/C Issuer” means Bank of America in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of such Letters of Credit hereunder. Notwithstanding the foregoing, JPMorgan shall be the L/C Issuer with respect to the Existing Letters of Credit identified as issued by JPMorgan on Schedule 1.01(c). In the event there is more than one L/C Issuer at any time, references herein and in the other Loan Documents to the “L/C Issuer” shall be deemed to refer to the L/C Issuer in respect of the applicable Letter of Credit, or to all L/C Issuers, as the context may require.
“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts (including all L/C Borrowings). For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.
“LCT Test Date” has the meaning specified in Section 1.03(e).
“Lender” means each of the Persons identified as a “Lender” on the signature pages hereto, each other Person that becomes a “Lender” in accordance with this Agreement and, their successors and assigns and, unless the context requires otherwise, includes the Swingline Lender.
“Lender Party” means the Administrative Agent, each Lender, the Swingline Lender and the L/C Issuer.
“Lender Recipient Party” means each Lender, the Swingline Lender and the L/C Issuer.
“Lending Office” means, as to the Administrative Agent, the L/C Issuer or any Lender, the office or offices of such Person described as such in such Person’s Administrative Questionnaire, or such other office or offices as such Person may from time to time notify the Company and the Administrative Agent; which office may include any Affiliate of such Person or any domestic or foreign branch of such Person or such Affiliate.
“Letter of Credit” means any standby letter of credit issued hereunder and shall include the Existing Letters of Credit.
“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.
“Letter of Credit Expiration Date” means the day that is seven (7) days prior to the Revolving Facility Maturity Date (or, if such day is not a Business Day, the next preceding Business Day).
“Letter of Credit Fee” has the meaning specified in Section 2.03(h).
“Letter of Credit Sublimit” means an amount equal to the lesser of (a) $60,000,000 and (b) the Revolving Facility. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Facility.
“Leverage Increase Period” has the meaning specified in Section 7.11(a).
“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property and any financing lease having substantially the same economic effect as any of the foregoing).
“Limited Condition Transaction” means (a) a Permitted Acquisition or other Investment permitted pursuant to Section 7.03 that is not conditioned on the availability of, or on obtaining, third party financing, or (b) any repayment, redemption, repurchase or other discharge of any Indebtedness requiring irrevocable notice in advance thereof.

“Loan” means an extension of credit by a Lender to a Borrower under Article II in the form of a Revolving Loan, a Term Loan, an Incremental Term Loan or a Swingline Loan.
“Loan Documents” means, collectively, this Agreement, the Notes, the Guaranty, the Collateral Documents, the Fee Letter, each Issuer Document, each Incremental Term Loan Lender Joinder Agreement, each Joinder Agreement, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.14 and any other agreement, instrument or documented designated by its terms as a “Loan Document” (but specifically excluding any Secured Hedge Agreement and any Secured Cash Management Agreement).
“Loan Notice” means a notice of (a) a Borrowing (other than a Swingline Borrowing), (b) a conversion of Term SOFR Loans to Base Rate Loans, (c) a conversion of Base Rate Loans to Term SOFR Loans, or (d) a continuation of Term SOFR Loans, in each case pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit F or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of a Borrower.
“Loan Parties” means, collectively, each Borrower and each Guarantor.
“Master Agreement” has the meaning set forth in the definition of “Swap Contract”.
“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect on, the operations, business, assets, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects of the Loan Parties and their respective Subsidiaries, taken as a whole, (b) a material impairment of the rights and remedies of the Administrative Agent or any Lender under any Loan Document, or of the ability of the Loan Parties, taken as a whole, to perform their respective obligations under any Loan Document, or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.
“Material Contract” means, with respect to any Person, each contract or agreement (a) material to the operations, business, assets, properties, financial condition, performance or prospects of such Person or (b) any other contract, agreement, permit or license, written or oral, of such Person and its Subsidiaries as to which the breach, nonperformance, cancellation or failure to renew by any party thereto, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.
“Maturity Date” means the Revolving Facility Maturity Date, the Term Facility Maturity Date or an Incremental Term Loan Maturity Date, as the context may require.
“Maximum Leverage Ratio Requirement” means, with respect to any request pursuant to Section 2.02(g), the requirement that the Company shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that immediately after giving Pro Forma Effect to any increase in the Revolving Facility pursuant to Section 2.02(g)(i) or the incurrence of any Incremental Term Facility pursuant to Section 2.02(g)(ii), as applicable, and the use of proceeds therefrom, the Consolidated Leverage Ratio is at least 0.50 less than the maximum Consolidated Leverage Ratio then permitted pursuant to Section 7.11(a) for the most recent fiscal quarter end for which the Company was required to deliver financial statements pursuant to Section 6.01(a) or (b) (it being understood and agreed that for purposes of calculating such Consolidated Leverage Ratio, the identifiable proceeds of such increase in the Revolving Facility or such Incremental Term Facility shall not qualify as Unrestricted Cash for purposes of the definition of “Consolidated Leverage Ratio”); provided, that, for the purpose of calculating the Consolidated Leverage Ratio pursuant to this definition, any such increase in the Revolving Facility pursuant to Section 2.02(g)(i) and the incurrence of any such Incremental Term Facility pursuant to Section 2.02(g)(ii), as applicable, shall be deemed to be fully drawn.
“Measurement Period” means, at any date of determination, (a) for purposes of determining compliance with the financial covenants set forth in Section 7.11 on the last day of any fiscal quarter of the Company, the four (4) fiscal quarters of the Company ending on the last day of such fiscal quarter, and (b) for all other purposes, the most recently completed four (4) fiscal quarters of the Company for which the Company was required to deliver financial statements pursuant to Section 6.01(a) or (b).
“Medicaid” means, collectively, the healthcare assistance program established by Title XIX of the Social Security Act (42 U.S.C. § 1396 et seq.) and any statutes succeeding thereto, and all laws, rules, regulations, manuals, orders, guidelines or requirements pertaining to such program, including (a) all federal statutes (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting such program, (b) all state statutes and plans for medical assistance enacted in connection with such program and federal rules and regulations promulgated in connection with such program, and (c) all applicable provisions of all rules, regulations, manuals, orders and administrative, reimbursement, guidelines and requirements of all government authorities promulgated in connection with such program (whether or not having the force of law).
“Medicare” means, collectively, the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 U.S.C. §1395 et seq.) and any statutes succeeding thereto, and all laws, rules, regulations, manuals, orders or guidelines pertaining to such program, including (a) all federal statutes (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting such program, and (b) all applicable provisions of all rules, regulations, manuals, orders and administrative, reimbursement, guidelines and requirements of all governmental authorities promulgated in connected with such program (whether or not having the force of law).
“Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure during any period when a Lender constitutes a Defaulting Lender, an amount equal to one hundred three percent (103%) of the Fronting Exposure of the L/C Issuer with respect to Letters of Credit issued and outstanding at such time, (b) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 2.14(a)(i), (a)(ii) or (a)(iii), an amount equal to one hundred three percent (103%) of the Outstanding Amount of all L/C Obligations, and (c) otherwise, an amount determined by the Administrative Agent and the L/C Issuer in their sole discretion.
“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.
“Mortgage” or “Mortgages” means, individually and collectively, as the context requires, each of the fee or leasehold mortgages, deeds of trust and deeds executed by a Loan Party that purport to grant a Lien to the Administrative Agent (or a trustee for the benefit of the Administrative Agent) for the benefit of the Secured Parties in any Mortgaged Properties, in form and substance satisfactory to the Administrative Agent.
“Mortgaged Property” means any owned or leased property of a Loan Party listed on Schedule 5.20(d) and identified as a “Mortgaged Property” thereon and any other owned or leased real property of a Loan Party that is or will become encumbered by a Mortgage in accordance with the terms of this Agreement.
“Mortgaged Property Support Documents” means with respect to any real property subject to a Mortgage:
(h)a fully executed and notarized Mortgage encumbering the fee interest and/or leasehold interest of a Loan Party in such real property;
(i)if requested by the Administrative Agent in its sole discretion, maps or plats of an as-built survey of the sites of such real property certified to the Administrative Agent and the title insurance company issuing the policies referred to in clause (c) of this definition in a manner satisfactory to each of the Administrative Agent and such title insurance company, dated a date satisfactory to each of the Administrative Agent and such title insurance company by an independent professional licensed land surveyor, which maps or plats and the surveys on which they are based shall be sufficient to delete any standard printed survey exception contained in the applicable title policy and be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title

Association and the National Society of Professional Surveyors in 2021 with, to the extent required by the Administrative Agent, items 2, 3, 4, 6(a), 6(b), 7(a), 7(b)(1), 7(c), 8, 9, 13, 14, 16, 17, and 18 on Table A thereof completed;
(j)ALTA mortgagee title insurance policies issued by a title insurance company acceptable to the Administrative Agent with respect to such real property, assuring the Administrative Agent that the Mortgage covering such real property creates a valid and enforceable first priority mortgage lien on such real property, free and clear of all defects and encumbrances except Permitted Liens, which title insurance policies shall otherwise be in form and substance satisfactory to the Administrative Agent and shall include such endorsements as are requested by the Administrative Agent;
(k)evidence (provided at least five (5) Business Days prior to such real property becoming a Mortgaged Property) as to (i) whether such real property is a Flood Hazard Property and (ii) if such real property is a Flood Hazard Property, (A) whether the community in which such real property is located is participating in the National Flood Insurance Program, (B) the applicable Loan Party’s written acknowledgment of receipt of written notification from the Administrative Agent (1) as to the fact that such real property is a Flood Hazard Property and (2) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (C) copies of insurance policies or certificates of insurance of the Loan Parties and their respective Subsidiaries evidencing flood insurance satisfactory to the Administrative Agent and otherwise in compliance with Flood Laws and naming the Administrative Agent and its successors and/or assigns as sole loss payee on behalf of the Secured Parties;
(l)if requested by the Administrative Agent or any Lender, a Phase I (and if requested by the Administrative Agent based on the results of the Phase I, a Phase II) environmental assessment prepared by a firm acceptable to the Administrative Agent and/or an environmental questionnaire and such other environmental diligence items related to such real property as the Administrative Agent shall request; and
(m)if requested by the Administrative Agent in its sole discretion, an opinion of legal counsel to the Loan Party granting the Mortgage on such real property, addressed to the Administrative Agent and each Lender, in form and substance reasonably acceptable to the Administrative Agent.
“Multiemployer Plan” means a Plan that is a multiemployer plan as defined in Sections 3(37) and 4001(a)(3) of ERISA.
“Net Cash Proceeds” means the aggregate cash or Cash Equivalents proceeds received by any Loan Party or any Subsidiary in respect of (a) any Disposition, net of (i) attorneys’ fees, accountants’ fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted pursuant to Section 7.01 on any asset that is the subject of such Disposition (other than any Lien pursuant to a Collateral Document), and other customary fees and expenses incurred by such Loan Party or such Subsidiary in connection with such Disposition, and (ii) taxes paid or reasonably estimated to be payable as a result of such Disposition (after taking into account any available tax credits or deductions and any tax sharing arrangements), (b) any Debt Issuance, net of customary fees, commissions, costs and other expenses incurred in connection therewith, and (c) any Involuntary Disposition, net of (i) all reasonable costs and expenses incurred in connection with the collection of such proceeds, awards or other compensation in respect of such Involuntary Disposition, (ii) amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted pursuant to Section 7.01 on any asset that is the subject of such Involuntary Disposition (other than any Lien pursuant to a Collateral Document), and (iii) taxes paid or reasonably estimated to be payable as a result of such Involuntary Disposition (after taking into account any available tax credits or deductions and any tax sharing arrangements).

“Net Revenues” means, for any Person, the gross revenues of such Person, net of estimated revenue and contractual adjustments in accordance with such Person’s revenue recognition policies and in accordance with GAAP.
“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 11.01 and (b) has been approved by the Required Lenders.
“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.
“Note” means a Revolving Note, a Term Note or an Incremental Term Note, as the context may require.
“Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit G or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.
“Obligations” means (a) all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit and (b) all costs and expenses incurred in connection with enforcement and collection of the foregoing, including the fees, charges and disbursements of counsel, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof pursuant to any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided, that, Obligations of a Loan Party shall exclude any Excluded Swap Obligations with respect to such Loan Party.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction), (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement or limited liability company agreement (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction), (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction), and (d) with respect to all entities, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization (or equivalent or comparable documents with respect to any non-U.S. jurisdiction).
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06).

“Outstanding Amount” means (a) with respect to the Revolving Loans, Term Loans, Incremental Term Loans and Swingline Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of the Revolving Loans, Term Loans, Incremental Term Loans and Swingline Loans, as the case may be, occurring on such date, and (b) with respect to any L/C Obligations on any date, the aggregate outstanding amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrowers of Unreimbursed Amounts.
“Participant” has the meaning specified in Section 11.06(d).
“Participant Register” has the meaning specified in Section 11.06(d).
“PATRIOT Act” has the meaning specified in Section 11.19.
“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor thereof).
“Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Code or Section 302 of ERISA.
“Permitted Acquisition” means any Acquisition by a Loan Party or any Wholly Owned Subsidiary (the Person, assets or division, line of business or other business unit of the Person to be acquired in such Acquisition shall be referred to herein as the “Target”); provided, that, (a) the Target of such Acquisition operates a Permitted Business or the assets acquired pursuant to such Acquisition are used or useful in a Permitted Business, (b) the Company shall have delivered to the Administrative Agent (for further distribution to each Lender) a Pro Forma Compliance Certificate demonstrating that, upon giving Pro Forma Effect to such Acquisition, the Loan Parties would be in compliance with the financial covenants set forth in Section 7.11 as of the most recent fiscal quarter end for which the Company was required to deliver financial statements pursuant to Section 6.01(a) or (b), (c) the aggregate Acquisition Consideration for all such Acquisitions of Persons that do not become Guarantors and assets that do not become subject to the security interests created by the Collateral Documents, in the aggregate during the term of this Agreement shall not exceed the greater of (i) $50,000,000 and (ii) an amount equal to fifteen percent (15%) of Consolidated EBITDA as of the most recent fiscal quarter end for which the Company was required to deliver financial statements pursuant to Section 6.01(a) or (b), (d) the Target of such Acquisition will become a Loan Party and the assets acquired shall be subject to Liens in favor of the Administrative Agent, in each case in accordance with, and to the extent required by, Section 6.13 and/or 6.14, (e) no Default or Event of Default shall exist or would result from giving effect to such Acquisition and (f) such Acquisition shall not be a “hostile” acquisition and shall have been approved by the Board of Directors and/or the shareholders (or equivalent) of the applicable Loan Party and the Target.
“Permitted Business” means any business that is, directly or indirectly through a Subsidiary, the same as, or reasonably related, ancillary or complementary to, the business of the Company and its Subsidiaries on the Closing Date.
“Permitted Disqualified Capital Stock” means Disqualified Capital Stock issued by any non-Wholly Owned Subsidiary; provided, that, such Equity Interests would not constitute Disqualified Capital Stock but for provisions thereof requiring such Subsidiary to repurchase such Equity Interests upon the occurrence or non-occurrence of certain specified events.
“Permitted Liens” has the meaning set forth in Section 7.01.
“Permitted Refinancing” means, with respect to any Indebtedness of any Person, any modification, refinancing, refunding, renewal or extension of such Indebtedness; provided, that, (a) the principal amount thereof does not exceed the sum of (i) the outstanding principal amount of the Indebtedness so modified, refinanced, refunded, renewed or extended plus (ii) prepayment premiums paid, and reasonable and customary fees and expenses incurred, in connection with such modification, refinancing, refunding, renewal or extension, (b) such modification, refinancing, refunding, renewal or extension has (i) a final maturity date equal to or later than the final maturity date of the Indebtedness being modified, refinanced, refunded, renewed or extended, and (ii) a Weighted Average Life to Maturity equal to or longer than the Weighted Average Life to Maturity of the Indebtedness being modified, refinanced, refunded, renewed or extended, (c) the direct and contingent obligors of such Indebtedness shall not be changed, as a result of or in connection with such modification, refinancing, refunding, renewal or extension, (d) the terms of such Indebtedness shall not be changed in any manner that is materially adverse, taken as a whole, to the Company or any Subsidiary, as applicable, as a result of or in connection with such modification, refinancing, refunding, renewal or extension, (e) if the Indebtedness being modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Secured Obligations or secured by Liens on the Collateral junior to those created under the Collateral Documents, such modification, refinancing, refunding, renewal or extension is subordinated to the Secured Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being so modified, refinanced, refunded, renewed or extended, (f) if the Indebtedness being modified, refinanced, refunded, renewed or extended is unsecured, such modification, refinancing, refunding, renewal or extension shall be unsecured, and (g) at the time of such modification, refinancing, refunding, renewal or extension of such Indebtedness, no Default or Event of Default shall have occurred and be continuing or result therefrom.
“Permitted Tax Distribution” means a cash distribution made by a non-Wholly Owned Subsidiary to the holders of its Equity Interests solely in respect of the income tax liabilities attributable to one or more of such holders’ ownership interests (whether direct or indirect) in such non-Wholly Owned Subsidiary, in an aggregate amount not to exceed the amount that is required to be included or recognized by one or more of such holders as income because of one or more of such holders’ direct or indirect ownership of the Equity Interests of such non-Wholly Owned Subsidiary. The determination of any such holder’s taxable income for such period shall be reduced by any cumulative taxable loss previously allocated to such holder after the Closing Date and not previously taken into account pursuant to this sentence.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Personal Information” means any individually identifiable information of any natural Person.
“Plan” means at a particular time, any Employee Benefit Plan that is covered by ERISA and in respect of which the Borrowers or an ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.
“Platform” has the meaning specified in Section 6.02.
“Pledge Agreement” means the amended and restated pledge agreement, dated as of the Closing Date, executed in favor of the Administrative Agent by each of the Loan Parties.
“Private Third Party Payor” has the meaning set forth in Section 5.22(c).
“Private Third Party Payor Programs” has the meaning set forth in Section 5.22(c).
“Pro Forma Basis”, “Pro Forma Compliance” and “Pro Forma Effect” means, in respect of a Specified Transaction, that such Specified Transaction and the following transactions in connection therewith (to the extent applicable) shall be deemed to have occurred as of the first day of the applicable Measurement Period for the applicable covenant or requirement: (a)(i) with respect to any Specified Disposition, income statement and cash flow statement items (whether positive or negative) attributable to the Person or property disposed of shall be excluded and (ii) with respect to any Acquisition or Investment, income statement and cash flow statement items (whether positive or negative) attributable to the Person or property acquired shall be included to the extent relating to any period applicable in such calculations to the extent (A) such items are not otherwise included in such income statement items for the Company and its Subsidiaries in accordance with GAAP or in accordance with any defined terms set forth in Section 1.01 and (B) such items are supported by financial statements or other information satisfactory to the Administrative Agent, (b) any retirement of Indebtedness and (c) any incurrence or assumption of Indebtedness by the Company or any Subsidiary (and if such Indebtedness has a floating or formula rate, such Indebtedness shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination); provided, that, (x) Pro Forma Basis, Pro Forma Compliance and Pro Forma Effect in respect of any Specified Transaction shall be calculated in a reasonable and factually supportable manner and certified by a Responsible Officer of the Company and (y) any such calculation shall be subject to the applicable limitations set forth in the definition of “Consolidated EBITDA”.
“Pro Forma Compliance Certificate” means a certificate of a Responsible Officer of the Company containing reasonably detailed calculations of the Consolidated Leverage Ratio and the Consolidated Interest Coverage Ratio as of the most recent fiscal quarter end for which the Company was required to deliver financial statements pursuant to Section 6.01(a) or (b) after giving Pro Forma Effect to the applicable Specified Transaction.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“Public Lender” has the meaning specified in Section 6.02.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“QFC Credit Support” has the meaning specified in Section 11.24.
“Qualified Acquisition” means (a) a Permitted Acquisition for which the aggregate Acquisition Consideration exceeds $100,000,000 or (b) a series of related Permitted Acquisitions in any twelve (12) month period, for which the aggregate Acquisition Consideration for all such Permitted Acquisitions exceeds $100,000,000; provided, that, for any Permitted Acquisition or series of Permitted Acquisitions to qualify as a “Qualified Acquisition”, the Administrative Agent shall have received (not fewer than ten (10) Business Days (or such lesser period of time as may be agreed to by the Administrative Agent in its sole discretion) prior to the consummation of such Permitted Acquisition or series of related Permitted Acquisitions) a Qualified Acquisition Election Certificate with respect to such Permitted Acquisition or series of Permitted Acquisitions.
“Qualified Acquisition Election Certificate” means a certificate of a Responsible Officer of the Company, in form and substance satisfactory to the Administrative Agent, (a) certifying that the applicable Permitted Acquisition or series of related Permitted Acquisitions meet the criteria set forth in clauses (a) or (b) (as applicable) of the definition of “Qualified Acquisition” and (b) notifying the Administrative Agent that the Company has elected to treat such Permitted Acquisition or series of related Permitted Acquisitions as a “Qualified Acquisition”.
“Qualified Acquisition Pro Forma Determination” means the determinations of the Consolidated Leverage Ratio required in connection with (a) the satisfaction of the Maximum Leverage Ratio Requirement in connection with any increase in the Revolving Facility pursuant to Section 2.02(g)(i) or incurrence of any Incremental Term Facility pursuant to Section 2.02(g)(ii), in each case, used to finance a Permitted Acquisition or series of related Permitted Acquisitions that the Company elects to treat as a Qualified Acquisition and (b) the calculation of the amount of Indebtedness permitted to be incurred by the Company and its Subsidiaries pursuant to Section 7.02(g) (to the extent that such Indebtedness is incurred in connection with a Permitted Acquisition or a series of related Permitted Acquisitions that the Company elects to treat as a Qualified Acquisition).
“Qualified Capital Stock” of any Person means any Equity Interests of such Person that are not Disqualified Capital Stock.
“Qualified ECP Guarantor” means, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity

Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Qualifying Control Agreement” means an agreement, among a Loan Party, a depository institution or securities intermediary and the Administrative Agent, which agreement is in form and substance acceptable to the Administrative Agent and which provides the Administrative Agent with “control” (as such term is used in Article 9 of the UCC) over the deposit account(s) or securities account(s) described therein.
“Recipient” means the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder.
“Register” has the meaning specified in Section 11.06(c).
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.
“Removal Effective Date” has the meaning set forth in Section 9.06.
“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty (30) day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. §4043.
“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Incremental Term Loans, Term Loans or Revolving Loans, a Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swingline Loan, a Swingline Loan Notice.
“Required Lenders” means, at any time, Lenders having Total Credit Exposures representing more than fifty percent (50%) of the Total Credit Exposures of all Lenders at such time. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time; provided, that, the amount of any participation in any Swingline Loan and Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the Swingline Lender or the L/C Issuer, as the case may be, in making such determination; provided, further, that, this definition shall be subject to the last sentence of Section 3.03(b).
“Required Revolving Lenders” means, at any time, Revolving Lenders having Total Revolving Exposures representing more than fifty percent (50%) of the Total Revolving Exposures of all Revolving Lenders at such time. The Total Revolving Exposure of any Defaulting Lender shall be disregarded in determining Required Revolving Lenders at any time; provided, that, the amount of any participation in any Swingline Loan and Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the Swingline Lender or the L/C Issuer, as the case may be, in making such determination.
“Rescindable Amount” has the meaning specified in Section 2.12(b)(ii).
“Resignation Effective Date” has the meaning set forth in Section 9.06.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of a Loan Party, and, solely for purposes of the delivery of incumbency certificates, the secretary or any assistant secretary of a Loan Party, and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. To the extent requested by the Administrative Agent, each Responsible Officer will provide an incumbency certificate and to the extent requested by the Administrative Agent, appropriate authorization documentation, in form and substance satisfactory to the Administrative Agent.
“Restricted Payment” means (a) any dividend or other distribution, direct or indirect, on account of any shares (or equivalent) of any class of Equity Interests of the Company or any of its Subsidiaries, now or hereafter outstanding, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares (or equivalent) of any class of Equity Interests of the Company or any of its Subsidiaries, now or hereafter outstanding, and (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Equity Interests of any Loan Party or any of its Subsidiaries, now or hereafter outstanding.
“Revolving Borrowing” means a borrowing consisting of simultaneous Revolving Loans of the same Type and, in the case of Term SOFR Loans, having the same Interest Period made by each of the Revolving Lenders pursuant to Section 2.01(a).
“Revolving Commitment” means, as to each Revolving Lender, its obligation to (a) make Revolving Loans to the Borrowers pursuant to Section 2.01(a), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swingline Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01(b) under the caption “Revolving Commitment”, opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto or in any documentation executed by such Lender pursuant to Section 2.02(g), as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Revolving Commitments of all of the Revolving Lenders on the Second Amendment Effective Date is $550,000,000.
“Revolving Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Loans and such Lender’s participation in L/C Obligations and Swingline Loans at such time.
“Revolving Facility” means, at any time, the aggregate amount of the Revolving Lenders’ Revolving Commitments at such time.
“Revolving Facility Maturity Date” means July 30, 2026; provided, that, if such date is not a Business Day, the Revolving Facility Maturity Date shall be the next preceding Business Day.
“Revolving Lender” means, at any time, (a) so long as any Revolving Commitment is in effect, any Lender that has a Revolving Commitment at such time or (b) if the Revolving Commitments have terminated or expired, any Lender that has a Revolving Loan or a participation in L/C Obligations or Swingline Loans at such time.
“Revolving Loan” has the meaning specified in Section 2.01(a).
“Revolving Note” means a promissory note made by the Borrowers in favor of a Revolving Lender evidencing Revolving Loans or Swingline Loans, as the case may be, made by such Revolving Lender, substantially in the form of Exhibit H.
“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., and any successor thereto.

“Sale and Leaseback Transaction” means, with respect to any Loan Party or any Subsidiary, any arrangement, directly or indirectly, with any Person whereby such Loan Party or such Subsidiary shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred.
“Sanction(s)” means any sanction administered or enforced by the United States Government (including OFAC), the United Nations Security Council, the European Union, His Majesty’s Treasury (“HMT”) or other relevant sanctions authority.
“Scheduled Unavailability Date” has the meaning specified in Section 3.03(b).
“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.
“Second Amendment” means that certain Second Amendment to Amended and Restated Credit Agreement, dated as of the Second Amendment Effective Date, by and among the Borrowers, the Guarantors party thereto, the Lenders party thereto, Bank of America, as Administrative Agent, Swingline Lender and L/C Issuer, and the other L/C Issuers party thereto.
“Second Amendment Effective Date” means July 30, 2021.
“Secured Cash Management Agreement” means any Cash Management Agreement between any Loan Party or any Subsidiary and any Cash Management Bank.
“Secured Hedge Agreement” means any interest rate, currency, foreign exchange, or commodity Swap Contract permitted under Article VII between any Loan Party or any Subsidiary and any Hedge Bank.
“Secured Obligations” means all Obligations and all Additional Secured Obligations.
“Secured Parties” means, collectively, the Administrative Agent, the Lenders, the L/C Issuer, the Hedge Banks, the Cash Management Banks, each Indemnitee and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05.
“Secured Party Designation Notice” means a notice from any Lender or an Affiliate of a Lender substantially in the form of Exhibit I.
“Securities Act” means the Securities Act of 1933, including all amendments thereto and regulations promulgated thereunder.
“Securitization Transaction” means, with respect to any Person, any financing transaction or series of financing transactions (including factoring arrangements) pursuant to which such Person or any Subsidiary of such Person may sell, convey or otherwise transfer, or grant a security interest in, accounts, payments, receivables, rights to future lease payments or residuals or similar rights to payment to a special purpose subsidiary or affiliate of such Person.
“Security Agreement” means the amended and restated security agreement, dated as of the Closing Date, executed in favor of the Administrative Agent by each of the Loan Parties.
“SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator).
“SOFR Adjustment” means, (a) with respect to Daily Simple SOFR, 0.10% (10 basis points), (b) with respect to the SOFR Daily Floating Rate, 0.10% (10 basis points), and (c) with respect to Term SOFR, (i) 0.10% (10 basis points) for an Interest Period of one month’s duration, and (ii) 0.10% (10 basis points) for an Interest Period of three months’ duration.

“SOFR Daily Floating Rate” means, for any day, a fluctuating rate of interest, which can change on each Business Day, equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to such day, with a term equivalent to one month beginning on that date; provided, that, if the rate is not published prior to 11:00 a.m. on such determination date then the SOFR Daily Floating Rate means such Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto; in each case, plus the SOFR Adjustment; provided, further, that, if the SOFR Daily Floating Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
“SOFR Daily Floating Rate Loan” means a Swingline Loan that bears interest at a rate based on the definition of “SOFR Daily Floating Rate”.
“Solvency Certificate” means a solvency certificate in substantially in the form of Exhibit J.
“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that would reasonably be expected to become an actual or matured liability.
“Specified Disposition” means any sale, transfer or other Disposition of all or substantially all of the Equity Interests of any Subsidiary or of any business unit, line of business or division of the Company or any Subsidiary (including the termination of activities constituting a business) or any other sale, transfer or other Disposition that results in a Person ceasing to be a Subsidiary.
“Specified Entities” means, collectively, Wentworth Home Care and Hospice, LLC, Portneuf Home Health Care, LLC, Marietta Home Health and Hospice, LLC and Tri Cities Home Health, LLC.
“Specified Event of Default” means any Event of Default pursuant to Section 8.01(a), Section 8.01(f) or Section 8.01(g).
“Specified Indebtedness” means any Indebtedness having an aggregate principal amount in excess of $5,000,000.
“Specified Loan Party” means any Loan Party that is not then an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 10.11).
“Specified Transaction” means (a) any Acquisition, any Specified Disposition, any Investment that results in a Person becoming a Subsidiary, in each case, whether by merger, consolidation or otherwise, (b) any incurrence or repayment of Specified Indebtedness or (c) any other event that by the terms of the Loan Documents requires Pro Forma Compliance with a test or covenant, calculation as to Pro Forma Effect with respect to a test or covenant or requires such test or covenant to be calculated on a Pro Forma Basis.
“Subordinating Loan Party” has the meaning specified in Section 11.16.
“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of Voting Stock is at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Company.

“Successor Rate” has the meaning specified in Section 3.03(b).
“Supported QFC” has the meaning specified in Section 11.24.
“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.
“Swap Obligations” means with respect to any Loan Party any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.
“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).
“Swingline Borrowing” means a borrowing of a Swingline Loan pursuant to Section 2.04.
“Swingline Lender” means Bank of America, in its capacity as provider of Swingline Loans, or any successor swingline lender hereunder.
“Swingline Loan” has the meaning specified in Section 2.04(a).
“Swingline Loan Notice” means a notice of a Swingline Borrowing pursuant to Section 2.04(b), which shall be substantially in the form of Exhibit K or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.
“Swingline Sublimit” means an amount equal to the lesser of (a) $25,000,000, and (b) the Revolving Facility. The Swingline Sublimit is part of, and not in addition to, the Revolving Facility.
“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property (including Sale and Leaseback Transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).
“Target” has the meaning specified in the definition of “Permitted Acquisition”.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term Borrowing” means a borrowing consisting of simultaneous Term Loans of the same Type and, in the case of Term SOFR Loans, having the same Interest Period made by each of the Term Lenders pursuant to Section 2.01(c).
“Term Commitment” means, as to each Term Lender, its obligation to make a Term Loan to the Company pursuant to Section 2.01(c) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term Lender’s name on Schedule 1.01(b) under the caption “Term Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Term Commitments of all of the Term Lenders on the Second Amendment Effective Date is $450,000,000.
“Term Facility” means, at any time, the aggregate principal amount of the Term Loans of all Term Lenders outstanding at such time.
“Term Facility Maturity Date” means July 30, 2026; provided, that, if such date is not a Business Day, the Term Facility Maturity Date shall be the next preceding Business Day.
“Term Lender” means, at any time, any Lender that holds a Term Loan at such time.
“Term Loan” has the meaning specified in Section 2.01(c).
“Term Note” means a promissory note made by the Company in favor of a Term Lender evidencing the Term Loan made by such Term Lender, substantially in the form of Exhibit M.
“Term SOFR” means: (a) for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided, that, if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto; in each case, plus the SOFR Adjustment for such Interest Period; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate with a term of one month commencing that day; provided, that, if Term SOFR determined in accordance with either of the foregoing clause (a) or clause (b) of this definition would otherwise be less than zero, Term SOFR shall be deemed zero for purposes of this Agreement.
“Term SOFR Loan” means a Revolving Loan, a Term Loan or an Incremental Term Loan that bears interest at a rate based on clause (a) of the definition of “Term SOFR”.
“Term SOFR Replacement Date” has the meaning specified in Section 3.03(b).
“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).
“Third Party Payor” means any Governmental Third Party Payor or any Private Third Party Payor.
“Third Party Payor Program” means any Governmental Third Party Payor Program or any Private Third Party Payor Program.
“Threshold Amount” means $15,000,000.

“Total Credit Exposure” means, as to any Lender at any time, the unused Commitments, Revolving Exposure, Outstanding Amount of all Term Loans of such Lender and Outstanding Amount of all Incremental Term Loans of such Lender at such time.
“Total Revolving Exposure” means, as to any Revolving Lender at any time, the unused Revolving Commitment and Revolving Exposure of such Revolving Lender at such time.
“Total Revolving Outstandings” means the aggregate Outstanding Amount of all Revolving Loans, Swingline Loans and L/C Obligations.
“Type” means, with respect to a Loan, its character as a Base Rate Loan or a Term SOFR Loan.
“UCC” means the Uniform Commercial Code as in effect in the State of New York; provided, that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“United States” and “U.S.” mean the United States of America.
“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).
“Unrestricted Cash” means, as of any date of determination, subject to the limitations set forth in Section 1.03(a) and Section 2.02(g), the aggregate amount of unrestricted cash and Cash Equivalents of the Loan Parties as of such date, not to exceed $100,000,000.
“U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable.
“U.S. Loan Party” means any Loan Party that is organized under the laws of one of the states of the United States.
“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.
“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii)(B)(3).
“Voting Stock” means, with respect to any Person, Equity Interests issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right to so vote has been suspended by the happening of such contingency.
“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date of determination, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one twelfth) that will elapse between such date of determination and the making of such payment by (b) the then outstanding principal amount of such Indebtedness as of such date of determination.
“Wholly Owned Subsidiary” means, as to any Person, (a) any corporation one hundred percent (100%) of whose Equity Interests (other than directors’ qualifying shares or Equity Interests that are required to be held by another person in order to satisfy a foreign requirement of Law prescribing an equity owner resident in the local jurisdiction) is at the time owned by such Person and/or one or more Wholly Owned Subsidiaries of such Person and (b) any partnership, association, joint venture, limited liability company or other entity in which such Person and/or one or more Wholly Owned Subsidiaries of such Person have a one hundred percent (100%) equity interest at such time. Unless otherwise specified, all references herein to a “Wholly Owned Subsidiary” or to “Wholly Owned Subsidiaries” shall refer to a Wholly Owned Subsidiary or Wholly Owned Subsidiaries of the Company.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
1.02Other Interpretive Provisions.
With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:
(a)The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including the Loan Documents and any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, modified, extended, restated, replaced or supplemented from time to time (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and

Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory rules, regulations, orders and provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified, extended, restated, replaced or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Any and all references to “Borrower” regardless of whether preceded by the term a, any, each of, all, and/or, or any other similar term shall be deemed to refer, as the context requires, to each and every (and/or any one or all) parties constituting the Borrower, individually and/or in the aggregate.
(b)In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”
(c)Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.
(d)Any reference herein to a merger, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).
1.03Accounting Terms.
(a)Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, (i) Indebtedness of the Company and its Subsidiaries shall be deemed to be carried at one hundred percent (100%) of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded and (ii) all liability amounts shall be determined excluding any liability relating to any operating lease, all asset amounts shall be determined excluding any right-of-use assets relating to any operating lease, all amortization amounts shall be determined excluding any amortization of a right-of-use asset relating to any operating lease, and all interest amounts shall be determined excluding any deemed interest comprising a portion of fixed rent payable under any operating lease, in each case to the extent that such liability, asset, amortization or interest pertains to an operating lease under which the covenantor or a member of its consolidated group is the lessee and would not have been accounted for as such under GAAP as in effect on December 31, 2015. Notwithstanding anything contained herein to the contrary, in connection with the incurrence of any Indebtedness by the Company or any Subsidiary thereof, the proceeds of such Indebtedness shall not be counted as Unrestricted Cash in connection with any calculation of the Consolidated Leverage Ratio for purposes of determining the permissibility of the incurrence of such Indebtedness under this Agreement.
(b)Changes in GAAP. If at any time any change in GAAP (including the adoption of IFRS) would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Company or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided, that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Company shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.
(c)Consolidation of Variable Interest Entities. All references herein to Consolidated financial statements of the Company and its Subsidiaries or to the determination of any amount for the Company and its Subsidiaries on a Consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that the Company is required to consolidate pursuant to FASB ASC 810 as if such variable interest entity were a Subsidiary as defined herein.
(d)Pro Forma Calculations. Notwithstanding anything to the contrary contained herein, all calculations of the Consolidated Leverage Ratio (including for purposes of determining the Applicable Rate) and the Consolidated Interest Coverage Ratio

shall be made on a Pro Forma Basis with respect to all Specified Transactions occurring during the applicable Measurement Period to which such calculation relates, and/or subsequent to the end of such Measurement Period but not later than the date of such calculation; provided, that, notwithstanding the foregoing, when calculating the Consolidated Leverage Ratio and/or the Consolidated Interest Coverage Ratio for purposes of determining (i) compliance with Section 7.11, and/or (ii) the Applicable Rate, any Specified Transaction and any related adjustment contemplated in the definition of Pro Forma Basis that occurred subsequent to the end of the applicable Measurement Period shall not be given Pro Forma Effect.
(e)Limited Condition Transactions. Notwithstanding anything to the contrary herein, to the extent that the terms of this Agreement require (i) compliance with any financial ratio or test (including any Consolidated Leverage Ratio test or any Consolidated Interest Coverage Ratio test), (ii) the absence of a Default or an Event of Default, or (iii) a determination as to whether the representations and warranties contained in Article II and Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect), in each case in connection with the consummation of a Limited Condition Transaction, the determination of whether the relevant condition is satisfied may be made, at the election of the Company, (A) in the case of a Permitted Acquisition or other Investment, in each case that is a Limited Condition Transaction, upon either (1) the execution of the definitive agreement with respect to such Permitted Acquisition or other Investment, or (2) the consummation of such Permitted Acquisition or other Investment and (B) in the case of any repayment, redemption, repurchase or other discharge of any Indebtedness, in each case that is a Limited Condition Transaction, upon either (1) delivery of notice with respect to such payment, redemption, repurchase or other discharge, or (2) the making of such payment, redemption, repurchase or discharge (the dates referred to in clauses (A)(1) and (B)(1) above, each a “LCT Test Date”), after giving effect to the relevant Limited Condition Transaction and related incurrence of Indebtedness, on a Pro Forma Basis; provided, that, notwithstanding the foregoing, in connection with any Limited Condition Transaction: (w) the conditions set forth in clause (e) of the proviso to the definition of “Permitted Acquisition” or clause (x) of the proviso to Section 7.14(b) shall be satisfied if (I) no Default or Event of Default shall have occurred and be continuing as of the applicable LCT Test Date, and (II) no Specified Event of Default shall have occurred and be continuing at the time of consummation of such Limited Condition Transaction; (x) if the proceeds of an increase in the

Revolving Facility pursuant to Section 2.02(g)(i) are being used to finance such Limited Condition Transaction, then (I) the condition set forth in Section 2.02(g)(i)(E)(2)(x) shall be required to be satisfied at the time of closing of the Limited Condition Transaction and funding of such increase but may be subject to customary “SunGard” or “certain funds” conditionality and the representations and warranties required may be limited to customary “specified representations” and such other representations and warranties as may be required by the applicable lenders providing such increase, and (II) the conditions set forth in Section 2.02(g)(i)(B) and Section 2.02(g)(i)(E)(2)(y) shall, if and to the extent the lenders providing such increase so agree, be satisfied if (x) no Default or Event of Default shall have occurred and be continuing as of the applicable LCT Test Date, and (y) no Specified Event of Default shall have occurred and be continuing at the time of the funding of such increase in connection with the consummation of such Limited Condition Transaction; (y) if the proceeds of an Incremental Term Facility pursuant to Section 2.02(g)(ii) are being used to finance such Limited Condition Transaction, then (I) the conditions set forth in Section 2.02(g)(ii)(H)(2)(x) and Section 4.02(a) shall be required to be satisfied at the time of closing of the Limited Condition Transaction and funding of such Incremental Term Facility but may be subject to customary “SunGard” or “certain funds” conditionality and the representations and warranties required may be limited to customary “specified representations” and such other representations and warranties as may be required by the applicable lenders providing such Incremental Term Facility, and (II) the conditions set forth in Section 2.02(g)(ii)(D), Section 2.02(g)(ii)(H)(2)(y) and Section 4.02(b) shall, if and to the extent the lenders providing such Incremental Term Facility so agree, be satisfied if (x) no Default or Event of Default shall have occurred and be continuing as of the applicable LCT Test Date, and (y) no Specified Event of Default shall have occurred and be continuing at the time of the funding of such Incremental Term Facility in connection with the consummation of such Limited Condition Transaction; and (z) such Limited Condition Transaction and the related Indebtedness to be incurred (and any associated Lien) and the use of proceeds thereof (and the consummation of any Permitted Acquisition or Investment) shall be deemed incurred and/or applied at the LCT Test Date (until such time as the Indebtedness is actually incurred or the applicable definitive agreement is terminated without actually consummating the applicable Limited Condition Transaction) and outstanding thereafter for purposes of Pro Forma Compliance (other than for purposes of determining Pro Forma Compliance in connection with the making of any Restricted Payment or the prepayment of any Junior Debt) with any applicable calculation of the financial covenants set forth in Section 7.11 (it being understood and agreed that with respect to any such ratio test or basket to be used to effect a Restricted Payment or a prepayment of Junior Debt, the Company shall demonstrate compliance with the applicable test both after giving effect to the applicable Limited Condition Transaction and assuming that such transaction had not occurred). For the avoidance of doubt, if any of such ratios or amounts for which compliance was determined or tested as of the LCT Test Date are thereafter exceeded as a result of fluctuations in such ratio or amount (including due to fluctuations in Consolidated EBITDA), at or prior to the consummation of the relevant Limited Condition Transaction, such ratios or amounts will not be deemed to have been exceeded as a result of such fluctuations solely for purposes of determining whether the relevant Limited Condition Transaction is permitted to be consummated or taken. Except as set forth in clause (y) above in connection with the use of the proceeds of an Incremental Term Facility to finance a Limited Condition Transaction (and, in the case of such clause (y), only if and to the extent the lenders providing such Incremental Term Facility so agree as provided in such clause (y)), it is understood and agreed that this Section 1.03(e) shall not limit the conditions set forth in Section 4.02 with respect to any proposed Credit Extension, in connection with a Limited Condition Transaction or otherwise.
1.04Rounding.
Any financial ratios required to be maintained by the Company pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).
1.05Times of Day.
Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).
1.06Letter of Credit Amounts.
Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that, with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.
1.07UCC Terms.
Terms defined in the UCC in effect on the Closing Date and not otherwise defined herein shall, unless the context otherwise indicates, have the meanings provided by those definitions. Subject to the foregoing, the term “UCC” refers, as of any date of determination, to the UCC then in effect.
1.08Interest Rates.

The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including any Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to any Loan Party. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to any Loan Party, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service.
Article II

COMMITMENTS AND CREDIT EXTENSIONS
1.01Loans.
(a)Revolving Borrowings. Subject to the terms and conditions set forth herein, each Revolving Lender severally agrees to make loans (each such loan, a “Revolving Loan”) to the Borrowers in Dollars, from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Commitment; provided, however, that, after giving effect to any Revolving Borrowing, (i) the Total Revolving Outstandings shall not exceed the Revolving Facility, and (ii) the Revolving Exposure of any Lender shall not exceed such Revolving Lender’s Revolving Commitment. Within the limits of each Revolving Lender’s Revolving Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow Revolving Loans, prepay under Section 2.05, and reborrow under this Section 2.01(a). Revolving Loans may be Base Rate Loans or Term SOFR Loans, as further provided herein; provided, however, any Revolving Borrowings made on the Closing Date or any of the three (3) Business Days following the Closing Date shall be made as Base Rate Loans unless the applicable Borrower delivers a Funding Indemnity Letter not less than three (3) Business Days prior to the date of such Revolving Borrowing.
(b)Incremental Term Loans. Subject to Section 2.02(g), on the effective date of any Incremental Term Loan Lender Joinder Agreement, each Incremental Term Lender party to such Incremental Term Loan Lender Joinder Agreement severally agrees to make a term loan in a single advance to the applicable Borrower in the amount of its respective Incremental Term Commitment with respect to such Incremental Term Facility as set forth in such Incremental Term Loan Lender Joinder Agreement; provided, however, that, after giving effect to such advances, the Outstanding Amount of such Incremental Term Loans shall not exceed the aggregate amount of the Incremental Term Commitments set forth in the applicable Incremental Term Loan Lender Joinder Agreement of the applicable Incremental Term Lenders. Each Incremental Term Borrowing shall consist of Incremental Term Loans made simultaneously by the Incremental Term Lenders in accordance with their respective Applicable Percentage of the applicable Incremental Term Facility. Incremental Term Borrowings prepaid or repaid may not be reborrowed. Incremental Term Loans may be Base Rate Loans or Term SOFR Loans, as further provided herein.
(c)Term Borrowing. Subject to the terms and conditions set forth herein, each Term Lender severally agrees to make a single loan (each such loan, a “Term Loan”) to the Company, in Dollars, on the Second Amendment Effective Date in an aggregate amount not to exceed such Term Lender’s Term Commitment. Each Term Lender shall make its Term Loan to the Company by (i) continuing its term loan outstanding under this Agreement immediately prior to the Second Amendment Effective Date, and/or (ii) advancing additional amounts constituting its Term Loan (or any portion thereof) on the Second Amendment Effective Date. The Term Borrowing shall consist of Term Loans made simultaneously by the Term Lenders in accordance with their respective Term Commitments. Term Borrowings repaid or prepaid may not be reborrowed. Term Loans may be Base Rate Loans or Term SOFR Loans, as further provided herein; provided, however, the Term Borrowing made on the Second Amendment Effective Date shall consist of Base Rate Loans unless the Company delivers a Funding Indemnity Letter not less than three (3) Business Days prior to the Second Amendment Effective Date.
1.02Borrowings, Conversions and Continuations of Loans.
(a)Notice of Borrowing. Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Term SOFR Loans shall be made upon the applicable Borrower’s irrevocable notice to the Administrative Agent, which may be given by: (i) telephone or (ii) a Loan Notice; provided, that, any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Loan Notice. Each such Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (A) two (2) Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Term SOFR Loans or of any conversion of Term SOFR Loans to Base Rate Loans, and (B) on the requested date of any Borrowing of Base Rate Loans.

Each Borrowing of, conversion to or continuation of Term SOFR Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof (or, (x) in connection with any conversion or continuation of Term Loans or Incremental Term Loans, if less, the entire principal thereof then outstanding and (y) if the aggregate Revolving Commitments as of the applicable date are less than $1,000,000, the aggregate amount of the aggregate Revolving Commitments as of such date). Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or, (x) in connection with any conversion or continuation of Term Loans or Incremental Term Loans, if less, the entire principal thereof then outstanding and (y) if the aggregate Revolving Commitments as of the applicable date are less than $500,000, the aggregate amount of the aggregate Revolving Commitments as of such date). Each Loan Notice and each telephonic notice shall specify (I) the applicable Borrower, (II) the applicable Facility and whether such Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Loans, as the case may be, under such Facility, (III) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (IV) the principal amount of Loans to be borrowed, converted or continued, (V) the Type of Loans to be borrowed or to which existing Loans are to be converted, and (VI) if applicable, the duration of the Interest Period with respect thereto. If the applicable Borrower fails to specify a Type of Loan in a Loan Notice or if the applicable Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Loans. If the applicable Borrower requests a Borrowing of, conversion to, or continuation of Term SOFR Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month. Notwithstanding anything to the contrary herein, this Section 2.02 shall not apply to Swingline Borrowings or Swingline Loans.
(b)Advances. Following receipt of a Loan Notice for a Facility, the Administrative Agent shall promptly notify each Appropriate Lender of the amount of its Applicable Percentage under such Facility of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the applicable Borrower, the Administrative Agent shall notify each Appropriate Lender of the details of any automatic conversion to Base Rate Loans described in Section 2.02(a). In the case of a Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s

Office not later than 1:00 p.m. on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, with respect to the Term Borrowing to be made on the Second Amendment Effective Date, Section 3 of the Second Amendment), the Administrative Agent shall make all funds so received available to the applicable Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the applicable Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the applicable Borrower; provided, however, that, if, on the date a Loan Notice with respect to a Revolving Borrowing is given by any Borrower, there are L/C Borrowings outstanding, then the proceeds of such Revolving Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to the applicable Borrower as provided above.
(c)Term SOFR Loans. Except as otherwise provided herein, a Term SOFR Loan may be continued or converted only on the last day of an Interest Period for such Term SOFR Loan. During the existence of a Default, no Loans may be requested as, converted to or continued as Term SOFR Loans without the consent of the Required Lenders, and the Required Lenders may demand that any or all of the outstanding Term SOFR Loans be converted immediately to Base Rate Loans.
(d)Interest Rates. Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the applicable Borrower and the Lenders in the absence of manifest error.
(e)Interest Periods. After giving effect to all Revolving Borrowings, all conversions of Revolving Loans from one Type to the other, and all continuations of Revolving Loans as the same Type, there shall not be more than ten (10) Interest Periods in effect in respect of the Revolving Facility. After giving effect to the Term Borrowing, all conversions of Term Loans from one Type to the other, and all continuations of Term Loans as the same Type, there shall not be more than five (5) Interest Periods in effect in respect of the Term Facility. With respect to each Incremental Term Facility, after giving effect to all Incremental Term Borrowings, all conversions of Incremental Term Loans from one Type to the other, and all continuations of Incremental Term Loans as the same Type, there shall not be more than five (5) Interest Periods in effect in respect of such Incremental Term Facility.
(f)Cashless Settlement Mechanism. Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all or any portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Company, the Administrative Agent and such Lender.
(g)Increase in Revolving Facility; Incremental Term Loans. The Borrowers may at any time and from time to time, upon prior written notice by the Company to the Administrative Agent, increase the Revolving Facility (but not the Letter of Credit Sublimit or the Swingline Sublimit) and/or establish one or more Incremental Term Facilities, by a maximum aggregate amount not to exceed the Incremental Amount, as follows:
(i)Increase in Revolving Facility. The Borrowers may, at any time and from time to time, upon prior written notice by the Company to the Administrative Agent, increase the Revolving Facility (but not the Letter of Credit Sublimit or the Swingline Sublimit) with additional Revolving Commitments from any Revolving Lender or new Revolving Commitments from any other Person selected by the Borrowers and acceptable to the Administrative Agent, the Swingline Lender and the L/C Issuer (so long as such Persons are not Affiliates of the Company and would be permitted at such time by Section 11.06(b)(v) to become assignees hereunder); provided, that:
(A)any such increase shall be in a minimum principal amount of $5,000,000 and in integral multiples of $1,000,000 in excess thereof;
(B)no Default or Event of Default shall exist and be continuing at the time of any such increase;
(C)no existing Lender shall be under any obligation to increase its Revolving Commitment and any such decision whether to increase its Revolving Commitment shall be in such Lender’s sole and absolute discretion;
(D)(1) any new Lender shall join this Agreement by executing such joinder documents as are required by the Administrative Agent and/or (2) any existing Lender electing to increase its Revolving Commitment shall have executed a commitment agreement satisfactory to the Administrative Agent;
(E)as a condition precedent to such increase, the Company shall have delivered to the Administrative Agent a certificate of each Loan Party dated as of the date of such increase (in sufficient copies for each Lender) signed by a Responsible Officer of each such Loan Party (1) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (2) in the case of the Borrowers, certifying that, before and after giving effect to such increase, (x) the representations and warranties contained in Article II and Article V and the other Loan Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date of such increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and except that for purposes of this Section 2.02(g)(i)(E), the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, and (y) no Default or Event of Default exists;
(F)a Responsible Officer of the Company shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving Pro Forma Effect to such increase in the Revolving Facility (and assuming for such calculation that such increase is fully drawn), the Loan Parties would be in compliance with the financial covenants set forth in Sections 7.11(a) and (b) as of the most recent fiscal quarter end for which the Company was required to deliver financial statements pursuant to Section 6.01(a) or Section 6.01(b) (it being understood and agreed that for purposes of calculating such Consolidated Leverage Ratio, the identifiable proceeds of such increase in the Revolving Facility shall not qualify as Unrestricted Cash for purposes of the definition of “Consolidated Leverage Ratio”); provided, that, with respect to the calculation referred to in this clause (F), solely in connection with any increase in the Revolving Facility incurred to fund a Qualified Acquisition, the Consolidated Leverage Ratio test level set forth in Section 7.11(a) shall be deemed to be 4.00 to 1.0;
(G)Schedule 1.01(b) shall be deemed revised to include any increase in the Revolving Facility pursuant to this Section 2.02(g)(i) and to include thereon any Person that becomes a Lender pursuant to this Section 2.02(g)(i); and
(H)the Administrative Agent shall have received such amendments to the Collateral Documents as the Administrative Agent reasonably requests to cause the Collateral Documents to secure the Secured Obligations after giving effect to such increase in the Revolving Facility.
Upon each increase to the Revolving Facility pursuant to this Section 2.02(g)(i), each Revolving Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of such increase and each such increasing Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Lender’s participations hereunder in outstanding Letters of Credit and Swingline Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations hereunder in such Letters of Credit and/or Swingline Loans held by each Revolving Lender (including each such increasing Lender), as applicable, will equal such Revolving Lender’s Applicable Revolving Percentage of the aggregate outstanding L/C Obligations and Swingline Loans. Additionally, if any Revolving Loans are outstanding at the time any increase to the Revolving Facility is effected pursuant to this Section 2.02(g)(i), the applicable Revolving Lenders immediately after effectiveness of such increase to the Revolving Facility shall purchase and assign at par such amounts of the Revolving Loans outstanding at such time as the Administrative Agent may require such that each Revolving Lender holds its Applicable Revolving Percentage of all Revolving Loans outstanding immediately after giving effect to all such assignments. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.
(ii)Institution of Incremental Term Facilities. The Borrowers may, at any time, upon prior written notice to the Administrative Agent, institute an Incremental Term Facility; provided, that:
(A)the Borrowers (in consultation and coordination with the Administrative Agent) shall obtain commitments for the amount of such Incremental Term Facility from existing Lenders or other Persons acceptable to the Administrative Agent (so long as such Persons are not Affiliates of the Company and would be permitted at such time by Section 11.06(b)(v) to become assignees hereunder), which Lenders shall join in this Agreement as Incremental Term Lenders by executing an Incremental Term Loan Lender Joinder Agreement;

(B)no existing Lender shall be under any obligation to become an Incremental Term Lender and any such decision whether to become an Incremental Term Lender shall be in such Lender’s sole and absolute discretion;
(C)such Incremental Term Facility shall be in a minimum aggregate principal amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof;
(D)no Default or Event of Default shall exist and be continuing at the time of any such increase;
(E)the Incremental Term Loan Maturity Date for such Incremental Term Facility shall be as set forth in the Incremental Term Loan Lender Joinder Agreement relating to such Incremental Term Facility; provided, that, such date shall not be earlier than the then-Latest Maturity Date;
(F)the scheduled principal amortization payments under such Incremental Term Facility shall be as set forth in the Incremental Term Loan Lender Joinder Agreement relating to such Incremental Term Facility; provided, that, the Weighted Average Life to Maturity of the Incremental Term Loans made under such Incremental Term Facility shall not be shorter than the then-remaining Weighted Average Life to Maturity of the Term Loans or any Incremental Term Loans under any then-existing Incremental Term Facility;
(G)all other terms of such Incremental Term Facility (other than as set forth in Sections 2.02(g)(ii)(E) and (F) above) shall be reasonably satisfactory to the Administrative Agent (it being understood and agreed that the following shall be reasonably satisfactory to the Administrative Agent: (x) covenants or other provisions applicable only to periods after the then-Latest Maturity Date, (y) covenants or other provisions that are added for the benefit of the Administrative Agent and the Lenders under this Agreement and the other Loan Documents, and (z) to the extent required by the lenders providing such Incremental Term Facility, customary “most-favored-nation” protection, call protection, and mandatory prepayments (including an excess cash flow prepayment), in each case, which may be applicable solely with respect to such Incremental Term Facility (provided, that, to the extent any mandatory prepayment required in connection with the establishment of an Incremental Term Facility, such mandatory prepayment shall be applied ratably to the Term Loans and all then-existing Incremental Term Loans));
(H)as a condition precedent to such institution, the Company shall have delivered to the Administrative Agent a certificate of each Loan Party dated as of the date of such institution (in sufficient copies for each Lender) signed by a Responsible Officer of each such Loan Party (1) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such institution, and (2) in the case of the Borrowers, certifying that, before and after giving effect to such institution, (x) the representations and warranties contained in Article II and Article V and the other Loan Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date of such institution, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and except that for purposes of this Section 2.02(g)(ii)(H), the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, and (y) no Default or Event of Default exists;
(I)a Responsible Officer of the Company shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving Pro Forma Effect to such Incremental Term Facility, the Loan Parties would be in compliance with the financial covenants set forth in Sections 7.11(a) and (b) as of the most recent fiscal quarter end for which the Company was required to deliver financial statements pursuant to Section 6.01(a) or Section 6.01(b) (it being understood and agreed that for purposes of calculating such Consolidated Leverage Ratio, the identifiable proceeds of such Incremental Term Facility shall not qualify as Unrestricted Cash for the purposes of the definition of “Consolidated Leverage Ratio”); provided, that, with respect to the calculation referred to in this clause (I), solely in connection with any Incremental Term Facility incurred to fund a Qualified Acquisition, the Consolidated Leverage Ratio test level set forth in Section 7.11(a) shall be deemed to be 4.00 to 1.0;
(J)Schedule 1.01(b) shall be deemed revised to include such Incremental Term Facility pursuant to this Section 2.02(g)(ii) and to include thereon any Person that becomes an Incremental Term Lender pursuant to this Section 2.02(g)(ii); and
(K)the Administrative Agent shall have received such amendments to the Collateral Documents as the Administrative Agent reasonably requests to cause the Collateral Documents to secure the Secured Obligations after giving effect to such Incremental Term Facility.
1.03Letters of Credit.
(a)The Letter of Credit Commitment.
(i)Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the Revolving Lenders set forth in this Section, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit in Dollars for the account of the Company or any of its Subsidiaries, and to amend Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (2) to honor drawings under the Letters of Credit; and (B) the Revolving Lenders severally agree to participate in Letters of Credit issued for the account of the Company or its Subsidiaries and any drawings thereunder; provided, that, after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Total Revolving Outstandings shall not exceed the Revolving Facility, (y) the Revolving Exposure of any Revolving Lender shall not exceed such Revolving Lender’s Revolving Commitment, and (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit. Each request by the Company for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Company that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Company’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Company may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto and deemed L/C Obligations, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.
(ii)The L/C Issuer shall not issue any Letter of Credit if:
(A)the expiry date of the requested Letter of Credit would occur more than twelve (12) months after the date of issuance, unless the Required Revolving Lenders have approved such expiry date; or
(B)the expiry date of the requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Revolving Lenders have approved such expiry date.
(iii)The L/C Issuer shall not be under any obligation to issue any Letter of Credit if:
(A)any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing the Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon the L/C Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;
(B)the issuance of the Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit generally;
(C)except as otherwise agreed by the Administrative Agent and the L/C Issuer, the Letter of Credit is in an initial stated amount less than $500,000;
(D)the Letter of Credit is to be denominated in a currency other than Dollars;
(E)any Revolving Lender is at that time a Defaulting Lender, unless the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the L/C Issuer (in its sole discretion) with the Company or such Revolving Lender to eliminate the L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.15(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion; or
(F)the Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder.
(iv)The L/C Issuer shall not amend any Letter of Credit if the L/C Issuer would not be permitted at such time to issue the Letter of Credit in its amended form under the terms hereof.
(v)The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to the Letter of Credit.
(vi)The L/C Issuer shall act on behalf of the Revolving Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.
(b)Procedures for Issuance and Amendment of Letters of Credit.
(i)Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Company delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Company. Such Letter of Credit Application may be sent by fax transmission, by United States mail, by overnight courier, by electronic transmission using the system provided by the L/C Issuer, by personal delivery or by any other means acceptable to the L/C Issuer. Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 11:00 a.m. at least two (2) Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; and (H) such other matters as the L/C Issuer may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer: (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the L/C Issuer may reasonably require. Additionally, the Company shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may require.
(ii)Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Company and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the L/C Issuer has received written notice from any Revolving Lender, the Administrative Agent or any Loan Party, at least one (1) Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Company (or the applicable Subsidiary) or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Lender’s Applicable Revolving Percentage times the amount of such Letter of Credit.
(iii)Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Company and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.
(c)Drawings and Reimbursements; Funding of Participations.
(i)Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall promptly notify the Company and the Administrative Agent thereof. Not later than 2:00 p.m. (x) on the date of any payment by the L/C Issuer under a Letter of Credit, if the Company received notice of such drawing prior to 11:00 a.m., on such date or (y) otherwise on the Business Day immediately following receipt by the Company of such notice (each such date, an “Honor Date”), the

Company shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing. If the Company fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Revolving Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Revolving Lender’s Applicable Revolving Percentage thereof. In such event, the Company shall be deemed to have requested a Revolving Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Loan Notice). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided, that, the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.
(ii)Each Revolving Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the L/C Issuer at the Administrative Agent’s Office in an amount equal to its Applicable Revolving Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Company in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer.
(iii)With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Company shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Lender’s payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Revolving Lender in satisfaction of its participation obligation under this Section.
(iv)Until each Revolving Lender funds its Revolving Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Revolving Lender’s Applicable Revolving Percentage of such amount shall be solely for the account of the L/C Issuer.

(v)Each Revolving Lender’s obligation to make Revolving Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Revolving Lender may have against the L/C Issuer, the Company, any Subsidiary or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default; or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that, each Revolving Lender’s obligation to make Revolving Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Company of a Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Company to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.
(vi)If any Revolving Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), then, without limiting the other provisions of this Agreement, the L/C Issuer shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. If such Revolving Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Revolving Lender’s Revolving Loan included in the relevant Revolving Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the L/C Issuer submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error.
(d)Repayment of Participations.
(i)At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Lender such Revolving Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Company or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Revolving Lender its

Applicable Revolving Percentage thereof in the same funds as those received by the Administrative Agent.
(ii)If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Revolving Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Applicable Revolving Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Revolving Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Revolving Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.
(e)Obligations Absolute. The obligation of the Company to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:
(i)any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;
(ii)the existence of any claim, counterclaim, setoff, defense or other right that the Company or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement or by such Letter of Credit, the transactions contemplated hereby or any agreement or instrument relating thereto, or any unrelated transaction;
(iii)any draft, demand, endorsement, certificate or other document presented under or in connection with such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;
(iv)waiver by the L/C Issuer of any requirement that exists for the L/C Issuer’s protection and not the protection of the Company or any waiver by the L/C Issuer which does not in fact materially prejudice the Company;
(v)honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft;
(vi)any payment made by the L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under, such Letter of Credit if presentation after such date is authorized by the UCC or the ISP, as applicable;
(vii)any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or
(viii)any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or any of its Subsidiaries.
The Company shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Company’s instructions or other irregularity, the Company will immediately notify the L/C Issuer. The Company shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.
(f)Role of L/C Issuer. Each Lender and the Company agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight or time draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Lenders, the Required Lenders or the Required Revolving Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Company hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that, this assumption is not intended to, and shall not, preclude the Company’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable or responsible for any of the matters described in Section 2.03(e); provided, however, that, anything in such clauses to the contrary notwithstanding, the Company may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Company which the Company proves, as determined by a final nonappealable judgment of a court of competent jurisdiction, were caused by the L/C Issuer’s willful misconduct or gross negligence or the L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight or time draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring, endorsing or assigning or purporting to transfer, endorse or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. The L/C Issuer may send a Letter of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication (“SWIFT”) message or overnight courier, or any other commercially reasonable means of communicating with a beneficiary.
(g)Applicability of ISP; Limitation of Liability. Unless otherwise expressly agreed by the L/C Issuer and the Company when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the rules of the ISP shall apply to each Letter of Credit. Notwithstanding the foregoing, the L/C Issuer shall not be responsible to the Company for, and the L/C Issuer’s rights and remedies against the Company shall not be impaired by, any action or inaction of the L/C Issuer required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where the L/C Issuer or the beneficiary is located, the practice stated in the ISP, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade - International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice.
(h)Letter of Credit Fees. The Company shall pay to the Administrative Agent for the account of each Revolving Lender in accordance, subject to Section 2.15, with its Applicable Revolving Percentage, a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate times the daily amount available to be drawn under such Letter of Credit. Letter of Credit Fees shall be (i) due and payable on the first Business Day following each fiscal quarter end, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand and (ii) computed on a quarterly basis in arrears. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.
(i)Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Company shall pay directly to the L/C Issuer for its own account a fronting fee with respect to (i) each Letter of Credit (other than any Existing Letter of Credit issued by JPMorgan), at the rate per annum specified in the Fee Letter, computed on the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears, such fronting fee shall be due and payable on or prior to the date that is ten (10) Business Days following each fiscal quarter end, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand, and (ii) each Existing Letter of Credit issued by JPMorgan, at the rate, times and in the amounts separately agreed in writing between the Company and JPMorgan. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. In addition, the Company shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.
(j)Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.
(k)Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Company shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Company hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Company, and that the Company’s business derives substantial benefits from the businesses of such Subsidiaries.
1.04Swingline Loans.
(a)The Swingline. Subject to the terms and conditions set forth herein, the Swingline Lender, in reliance upon the agreements of the Revolving Lenders set forth in this Section, may in its sole discretion make loans to the Borrowers (each such loan, a “Swingline Loan”). Each such Swingline Loan may be made, subject to the terms and conditions set forth herein, to the Borrowers, in Dollars, from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swingline Sublimit, notwithstanding the fact that such Swingline Loans, when aggregated with the Applicable Revolving Percentage of the Outstanding Amount of Revolving Loans and L/C Obligations of the Lender acting as Swingline Lender, may exceed the amount of such Lender’s Revolving Commitment; provided, however, that, (i) after giving effect to any Swingline Loan, (A) the Total Revolving Outstandings shall not exceed the Revolving Facility at such time, and (B) the Revolving Exposure of any Revolving Lender at such time shall not exceed such Revolving Lender’s Revolving Commitment, (ii) no Borrower shall use the proceeds of any Swingline Loan to refinance any outstanding Swingline Loan, and (iii) the Swingline Lender shall not be under any obligation to make any Swingline Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension may have, Fronting Exposure. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section, prepay under Section 2.05, and reborrow under this Section. Each Swingline Loan shall bear interest, at the applicable Borrowers’ option, at a rate based on (x) the Base Rate plus the Applicable Rate for Base Rate Loans or (y) the SOFR Daily Floating Rate plus the Applicable Rate for SOFR Daily Floating Rate Loans. Immediately upon the making of a Swingline Loan, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swingline Lender a risk participation in such Swingline Loan in an amount equal to the product of such Revolving Lender’s Applicable Revolving Percentage times the amount of such Swingline Loan.
(b)Borrowing Procedures. Each Swingline Borrowing shall be made upon the applicable Borrower’s irrevocable notice to the Swingline Lender and the Administrative Agent, which may be given by: (i) telephone or (ii) a Swingline Loan Notice; provided, that, any telephonic notice must be confirmed immediately by delivery to the Swingline Lender and the Administrative Agent of a Swingline Loan Notice. Each such Swingline Loan Notice must be received by the Swingline Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (A) the applicable Borrower, (B) the amount to be borrowed, which shall be a minimum of $100,000, (C) the requested date of the Borrowing (which shall be a Business Day), and (D) whether such Swingline Loan will bear interest at the Base Rate or the SOFR Daily Floating Rate. Promptly after receipt by the Swingline Lender of any Swingline Loan Notice, the Swingline Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swingline Loan Notice and, if not, the Swingline Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swingline Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Lender) prior to 2:00 p.m. on the date of the proposed Swingline Borrowing (1) directing the Swingline Lender not to make such Swingline Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (2) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swingline Lender may, not later than 3:00 p.m. on the borrowing date specified in such Swingline Loan Notice, make the amount of its Swingline Loan available to the applicable Borrower at its office by crediting the account of the applicable Borrower on the books of the Swingline Lender in immediately available funds.
(c)Refinancing of Swingline Loans.
(i)The Swingline Lender at any time in its sole discretion may request, on behalf of the Borrowers (which hereby irrevocably authorizes the Swingline Lender to so request on its behalf), that each Revolving Lender make a Base Rate Loan in an amount equal to such Revolving Lender’s Applicable Revolving Percentage of the amount of Swingline Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Revolving Facility and the conditions set forth in Section 4.02. The Swingline Lender shall furnish the Company with a copy of the applicable Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Lender shall make an amount equal to its Applicable Revolving Percentage of the amount specified in such Loan Notice available to the Administrative Agent in immediately available funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swingline Loan) for the account of the Swingline Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the applicable Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swingline Lender.
(ii)If for any reason any Swingline Loan cannot be refinanced by such a Revolving Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swingline Lender as set forth herein shall be deemed to be a request by the Swingline Lender that each of the Revolving Lenders fund its risk participation in the relevant Swingline Loan and each Revolving Lender’s payment to the Administrative Agent for the account of the Swingline Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.
(iii)If any Revolving Lender fails to make available to the Administrative Agent for the account of the Swingline Lender any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swingline Lender shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swingline Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swingline Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swingline Lender in connection with the foregoing. If such Revolving Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Revolving Lender’s Revolving Loan included in the relevant Revolving Borrowing or funded participation in the relevant Swingline Loan, as the case may be. A certificate of the Swingline Lender submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.
(iv)Each Revolving Lender’s obligation to make Revolving Loans or to purchase and fund risk participations in Swingline Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Revolving Lender may have against the Swingline Lender, any Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that, each Revolving Lender’s obligation to make Revolving Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02 (other than delivery of a Loan Notice). No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrowers to repay Swingline Loans, together with interest as provided herein.
(d)Repayment of Participations.
(i)At any time after any Revolving Lender has purchased and funded a risk participation in a Swingline Loan, if the Swingline Lender receives any payment on account of such Swingline Loan, the Swingline Lender will distribute to such Revolving Lender its Applicable Revolving Percentage thereof in the same funds as those received by the Swingline Lender.

(ii)If any payment received by the Swingline Lender in respect of principal or interest on any Swingline Loan is required to be returned by the Swingline Lender under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the Swingline Lender in its discretion), each Revolving Lender shall pay to the Swingline Lender its Applicable Revolving Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swingline Lender. The obligations of the Revolving Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.
(e)Interest for Account of Swingline Lender. The Swingline Lender shall be responsible for invoicing the Borrowers for interest on the Swingline Loans. Until each Revolving Lender funds its Base Rate Loan or risk participation pursuant to this Section to refinance such Revolving Lender’s Applicable Revolving Percentage of any Swingline Loan, interest in respect of such Applicable Revolving Percentage shall be solely for the account of the Swingline Lender.
(f)Payments Directly to Swingline Lender. The Borrowers shall make all payments of principal and interest in respect of the Swingline Loans directly to the Swingline Lender.
1.05Prepayments.
(a)Optional.
(i)The Borrowers may, upon notice to the Administrative Agent pursuant to delivery to the Administrative Agent of a Notice of Loan Prepayment, at any time or from time to time voluntarily prepay the Revolving Loans, Term Loans and/or any Incremental Term Loans in whole or in part without premium or penalty subject to Section 3.05; provided, that, unless otherwise agreed by the Administrative Agent, (A) such notice must be received by the Administrative Agent not later than 11:00 a.m. (1) two (2) Business Days prior to any date of prepayment of Term SOFR Loans, and (2) on the date of prepayment of Base Rate Loans, (B) any prepayment of Term SOFR Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof, and (C) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or, in each case, if less, the entire principal amount thereof then outstanding). Each such notice shall specify the date and amount of such prepayment, the Type(s) of Loans to be prepaid, and whether the Loans to be prepaid are Revolving Loans, Term Loans and/or Incremental Term Loans and, if Term SOFR Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage in respect of the relevant Facility). If such notice is given by the Borrowers, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of principal shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each prepayment of Term Loans or Incremental Term Loans pursuant to this Section 2.05(a) shall be applied to the Term Loans and any then-existing Incremental Term Loans on a pro rata basis, and shall be applied to the principal repayment installments thereof, first, to reduce in direct order of maturity the next four (4) scheduled amortization payments and thereafter (after such scheduled amortization payments have been eliminated as a result of such reductions), on a pro rata basis. Subject to Section 2.15, such prepayments shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities.
(ii)The Borrowers may, upon notice to the Swingline Lender pursuant to delivery to the Swingline Lender of a Notice of Loan Prepayment (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swingline Loans in whole or in part without premium or penalty; provided, that, unless otherwise agreed by the Swingline Lender, (A) such notice must be received by the Swingline Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (B) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $100,000 in excess thereof (or, if less, the entire principal thereof then outstanding). Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrowers, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of principal shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05.
(b)Mandatory.

(i)Total Revolving Outstandings. If for any reason the Total Revolving Outstandings at any time exceed the Revolving Facility at such time, the Borrowers shall immediately prepay Revolving Loans, Swingline Loans and L/C Borrowings (together with all accrued but unpaid interest thereon) and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that, the Borrowers shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b)(i) unless, after the prepayment of the Revolving Loans and Swingline Loans, the Total Revolving Outstandings exceed the Revolving Facility at such time.
(ii)Dispositions and Involuntary Dispositions. The Borrowers shall prepay (within thirty (30) days of the date of such Disposition or Involuntary Disposition) the Loans and/or Cash Collateralize the L/C Obligations as hereinafter provided in an aggregate amount equal to one hundred percent (100%) of the Net Cash Proceeds received by any Loan Party or any Subsidiary from any Disposition or any Involuntary Disposition; provided, that, so long as no Default shall have occurred and be continuing, such Net Cash Proceeds shall not be required to be so applied (A) if the aggregate amount of Net Cash Proceeds received by any Loan Party or any Subsidiary from any such Disposition or Involuntary Disposition is equal to or less than $5,000,000 (it being understood and agreed that a series of related Dispositions or Involuntary Dispositions, as applicable, shall constitute a single Disposition or Involuntary Disposition, as applicable, for purposes of this clause (A)), or (B) if, at the election of the Company (as notified by the Company to the Administrative Agent on or prior to the date of such Disposition or Involuntary Disposition), such Loan Party or such Subsidiary reinvests all or any portion of such Net Cash Proceeds in Eligible Assets within two hundred seventy (270) days following the date of such Disposition or Involuntary Disposition; provided, further, that, for purposes of the foregoing clause (B), any portion of such Net Cash Proceeds that has not been so reinvested by the end of such period shall be applied within two (2) Business Days after the end of such period to prepay the Loans and/or Cash Collateralize the L/C Obligations. Any prepayment pursuant to this clause (ii) shall be applied as set forth in clause (iv) below.
(iii)Debt Issuances. Promptly upon the receipt by any Loan Party or any Subsidiary of the Net Cash Proceeds of any Debt Issuance, the Borrowers shall prepay the Loans and/or Cash Collateralize the L/C Obligations as hereinafter provided in an aggregate amount equal to one hundred percent (100%) of such Net Cash

Proceeds. Any prepayment pursuant to this clause (iii) shall be applied as set forth in clause (iv) below.
(iv)Application of Mandatory Prepayments. Each prepayment of Loans pursuant to the foregoing provisions of Sections 2.05(b)(ii) and (iii) shall be applied, first, to the Term Loans and any Incremental Term Loans on a pro rata basis and to the principal repayment installments thereof in inverse order of maturity, second, to the outstanding Revolving Loans (without a corresponding permanent reduction of the Revolving Facility), and third, after the outstanding Revolving Loans have been paid in full, to Cash Collateralize the remaining L/C Obligations. Subject to Section 2.15, such prepayments shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities.
Within the parameters of the applications set forth above, prepayments pursuant to this Section 2.05(b) shall be applied first to Base Rate Loans and then to Term SOFR Loans in direct order of Interest Period maturities. All prepayments under this Section 2.05(b) shall be subject to Section 3.05, but otherwise without premium or penalty, and shall be accompanied by interest on the principal amount prepaid through the date of prepayment.
1.06Termination or Reduction of Commitments.
(a)Optional. The Borrowers may, upon notice to the Administrative Agent, terminate the Revolving Facility, the Letter of Credit Sublimit or the Swingline Sublimit, or from time to time permanently reduce the Revolving Facility, the Letter of Credit Sublimit or the Swingline Sublimit; provided, that: unless otherwise agreed by the Administrative Agent, (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five (5) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $1,000,000 or any whole multiple of $100,000 in excess thereof and (iii) the Borrowers shall not terminate or reduce (A) the Revolving Facility if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Outstandings would exceed the Revolving Facility, (B) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, or (C) the Swingline Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of Swingline Loans would exceed the Swingline Sublimit.
(b)Mandatory.
(i)The aggregate Term Commitments shall be automatically and permanently reduced to zero on the Second Amendment Effective Date after giving effect to the funding of the Term Loans on the Second Amendment Effective Date.
(ii)The aggregate Incremental Term Commitments with respect to an Incremental Term Facility shall be automatically and permanently reduced to zero on the date of funding of the Incremental Term Loans advanced under such Incremental Term Facility.
(iii)If after giving effect to any reduction or termination of Revolving Commitments under this Section 2.06, the Letter of Credit Sublimit or the Swingline Sublimit exceeds the Revolving Facility at such time, the Letter of Credit Sublimit or the Swingline Sublimit, as the case may be, shall be automatically reduced by the amount of such excess.
(c)Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Lenders of any termination or reduction of the Letter of Credit Sublimit, the Swingline Sublimit or the Revolving Commitments under this Section 2.06. Upon any reduction of the Revolving Commitments, the Revolving Commitment of each Revolving Lender shall be reduced by such Lender’s Applicable Revolving Percentage of such reduction amount. All fees in respect of the Revolving Facility accrued until the effective date of any termination of the Revolving Facility shall be paid on the effective date of such termination.
1.07Repayment of Loans.
(a)Revolving Loans. The Borrowers shall repay to the Revolving Lenders on the Revolving Facility Maturity Date the aggregate principal amount of all Revolving Loans outstanding on such date.
(b)Incremental Term Loans. The Borrowers shall repay the outstanding principal amount of all Incremental Term Loans in the installments, on the dates and in the amounts set forth in the applicable Incremental Term Loan Lender Joinder Agreement for the Incremental Term Facility under which such Incremental Term Loans were made (as such installments may hereafter be adjusted as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05), unless accelerated sooner pursuant to Section 8.02.
(c)Swingline Loans. The Borrowers shall repay each Swingline Loan on the earlier to occur of (i) the date ten (10) Business Days after such Swingline Loan is made and (ii) the Revolving Facility Maturity Date.
(d)Term Loans. The Company shall repay the outstanding principal amount of the Term Loans in installments on the last

Business Day of each March, June, September and December and on the Term Facility Maturity Date, in each case, in the respective amounts set forth in the table below (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05), unless accelerated sooner pursuant to Section 8.02:

Payment Date	Principal Amortization Payment (% of Outstanding Amount of Term Loans as of the Second Amendment Effective Date)
December, 2021	0.625%
March, 2022	0.625%
June, 2022	0.625%
September, 2022	0.625%
December, 2022	0.625%
March, 2023	0.625%
June, 2023	0.625%
September, 2023	0.625%
December, 2023	1.250%
March, 2024	1.250%
June, 2024	1.250%
September, 2024	1.250%
December, 2024	1.250%
March, 2025	1.250%
June, 2025	1.250%
September, 2025	1.250%
December, 2025	1.250%
March, 2026	1.250%
June, 2026	1.250%
Term Facility Maturity Date	Outstanding Principal Balance of Term Loans

provided, however, that, the final principal repayment installment of the Term Loans shall be repaid on the Term Facility Maturity Date and in any event shall be in an amount equal to the aggregate principal amount of all Term Loans outstanding on such date.
1.08Interest and Default Rate.
(a)Interest. Subject to the provisions of Section 2.08(b), (i) each Term SOFR Loan under a Facility shall bear interest on the outstanding principal amount thereof for each Interest Period from the applicable borrowing date at a rate per annum equal to Term SOFR for such Interest Period plus the Applicable Rate, (ii) each Base Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate, and (iii) each Swingline Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to, at the applicable Borrowers’ option (x) the Base Rate plus the Applicable Rate or (y) the SOFR Daily Floating Rate plus the Applicable Rate. To the extent that any calculation of interest or any fee required to be paid under this Agreement shall be based on (or result in) a calculation that is less than zero, such calculation shall be deemed zero for purposes of this Agreement.
(b)Default Rate.
(i)(A) If any amount payable by any Loan Party under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, or (B) an Event of Default pursuant to Sections 8.01(f) or (g) exists, all outstanding Obligations shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.
(ii)Upon the request of the Required Lenders, while any other Event of Default exists, all outstanding Obligations (including Letter of Credit Fees) shall accrue at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.
(iii)Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.
(c)Interest Payments. Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.
1.09Fees.
In addition to certain fees described in subsections (h) and (i) of Section 2.03:
(a)Commitment Fee. The Borrowers shall pay to the Administrative Agent for the account of each Revolving Lender in accordance with its Applicable Revolving Percentage, a commitment fee (the “Commitment Fee”) equal to the Applicable Rate times the actual daily amount by which the Revolving Facility exceeds the sum of (i) the Outstanding Amount of Revolving Loans and (ii) the Outstanding Amount

of L/C Obligations, subject to adjustment as provided in Section 2.15. For the avoidance of doubt, the Outstanding Amount of Swingline Loans shall not be counted towards or considered usage of the Revolving Facility for purposes of determining the Commitment Fee. The Commitment Fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the last day of the Availability Period. The Commitment Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.
(b)Other Fees.
(i)The Borrowers shall pay to the Administrative Agent and BofA Securities for their own respective accounts, fees in the amounts and at the times specified in the Fee Letter. The Borrowers shall pay to each Arranger (other than BofA Securities), for its own account, fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
(ii)The Borrowers shall pay to the Lenders, such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
1.10Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate.
(a)Computation of Interest and Fees. All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to Term SOFR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365 day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided, that, any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one (1) day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
(b)Financial Statement Adjustments or Restatements. If, as a result of any restatement of or other adjustment to the financial statements of the Company and its Subsidiaries or for any other reason, the Company or the Lenders determine that (i) the Consolidated Leverage Ratio as calculated by the Company as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Leverage Ratio would have resulted in higher pricing for such period, the Company shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Company under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or the L/C Issuer, as the case may be, under any provision of this Agreement to payment of any Obligations hereunder at the Default Rate or under Article VIII. The Company’s obligations under this paragraph shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder.
1.11Evidence of Debt.
(a)Maintenance of Accounts. The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender in the ordinary course of business. The Administrative Agent shall maintain the Register in accordance with Section 11.06(c). The accounts or records maintained by each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the Register, the Register shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrowers shall execute and deliver to such Lender (through the Administrative Agent) one or more Notes, as applicable, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Notes and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(b)Maintenance of Records. In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swingline Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.
1.12Payments Generally; Administrative Agent’s Clawback.
(a)General. All payments to be made by the Borrowers shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder shall be made to the Administrative Agent for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage in respect of the relevant Facility (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. Except as otherwise specifically provided for in this Agreement, if any payment to be made by the Borrowers shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.
(b)Funding by Lenders; Presumption by Administrative Agent. (i) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Term SOFR Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the Borrowing available to the Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by such Borrower, the interest rate applicable to Base Rate Loans. If the applicable Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to such Borrower the amount of such interest paid by such Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the applicable Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.
(i)Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Appropriate Lenders or the L/C Issuer, as the case may be, the amount due. With respect to any payment that the Administrative Agent makes for the account of the Lenders or L/C Issuer hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (A) the Borrowers have not in fact made such payment; (B) the Administrative Agent has made a payment in excess of the amount so paid by the Borrowers (whether or not then owed); or (C) the Administrative Agent has for any reason otherwise erroneously made such payment, then each of the Appropriate Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
A notice of the Administrative Agent to any Lender or the Company with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.
(c)Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the applicable Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.
(d)Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swingline Loans and to make payments pursuant to Section 11.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.04(c).
(e)Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.
1.13Sharing of Payments by Lenders.
If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations in respect of any of the Facilities due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (b) Obligations in respect of any of the Facilities owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time, then, in each case under clauses (a) and (b) above, the Lender receiving such greater proportion shall (A) notify the Administrative Agent of such fact, and (B) purchase (for cash at face value) participations in the Loans and subparticipations in L/C Obligations and Swingline Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations in respect of the Facilities then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be; provided, that:
(1)if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
(2)the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of the Borrowers pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) the application of Cash Collateral provided for in Section 2.14, or (z) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations or Swingline Loans to any assignee or participant, other than an assignment to any Loan Party or any Affiliate thereof (as to which the provisions of this Section shall apply).
Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.
1.14Cash Collateral.
(a)Certain Credit Support Events. If (i) the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, (ii) as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, (iii) the Borrowers shall be required to provide Cash Collateral pursuant to Section 2.05 or 8.02(c), or (iv) there shall exist a Defaulting Lender, the Borrowers shall immediately (in the case of clause (iii) above) or within one (1) Business Day (in all other cases) following any request by the Administrative Agent or the L/C Issuer, provide Cash Collateral in an amount not less than the applicable Minimum Collateral Amount (determined in the case of Cash Collateral provided pursuant to clause (iv) above, after giving effect to Section 2.15(a)(iv) and any Cash Collateral provided by the Defaulting Lender). Additionally, if the Administrative Agent notifies the Company at any time that the Outstanding Amount of all L/C Obligations at such time exceeds one hundred five percent (105%) of the Letter of Credit Sublimit then in effect, then within two (2) Business

Days after receipt of such notice, the Borrowers shall provide Cash Collateral for the Outstanding Amount of the L/C Obligations in an amount not less than the amount by which the Outstanding Amount of all L/C Obligations exceeds the Letter of Credit Sublimit.
(b)Grant of Security Interest. The Borrowers, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuer and the Lenders, and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.14(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent or the L/C Issuer as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrowers will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in one or more blocked, non-interest bearing deposit accounts at Bank of America. The Borrowers shall pay on demand therefor from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral.
(c)Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.14 or Sections 2.03, 2.05, 2.15 or 8.02 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Revolving Lender that is a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein.
(d)Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Revolving Lender (or, as appropriate, its assignee following compliance with Section 11.06(b)(vi))) or (ii) the determination by the Administrative Agent and the L/C Issuer that there exists excess Cash Collateral; provided, however, (A) any such release shall be without prejudice to, and any disbursement or other transfer of Cash Collateral shall be and remain subject to, any other Lien conferred under the Loan Documents and the other applicable provisions of the Loan Documents, and (B) the Person providing Cash Collateral and the L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.
1.15Defaulting Lenders.
(a)Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:
(i)Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders”, “Required Revolving Lenders” and Section 11.01.
(ii)Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the L/C Issuer or Swingline Lender hereunder; third, to Cash Collateralize the L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.14; fourth, as the Borrowers may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrowers, to be held in a deposit account and released pro rata in order to (A) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (B) Cash Collateralize the L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.14; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or

Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuer or the Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise as may be required under the Loan Documents in connection with any Lien conferred thereunder or directed by a court of competent jurisdiction; provided, that, if (1) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (2) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swingline Loans are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.15(a)(v). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.15(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(iii)Certain Fees.
(A)Fees. No Defaulting Lender shall be entitled to receive any fee payable under Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and the Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).
(B)Letter of Credit Fees. Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Revolving Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.14.
(C)Defaulting Lender Fees. With respect to any fee payable under Section 2.09(a) or Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (B) above, the Borrowers shall (1) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (2) pay to the L/C Issuer and Swingline Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to the L/C Issuer’s or Swingline Lender’s Fronting Exposure to such Defaulting Lender, and (3) not be required to pay the remaining amount of any such fee.
(iv)Reallocation of Applicable Revolving Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Revolving Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Commitment. Subject to Section 11.22, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(v)Cash Collateral, Repayment of Swingline Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrowers shall, without prejudice to any right or remedy available to it hereunder or under applicable Law, (A) first, prepay Swingline Loans in an amount equal to the Swingline Lender’s Fronting Exposure and (B) second, Cash Collateralize the L/C Issuer’s Fronting Exposure in accordance with the procedures set forth in Section 2.14.
(b)Defaulting Lender Cure. If the Company, the Administrative Agent, the Swingline Lender and the L/C Issuer

agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.15(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided, that, no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; provided, further, that, except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
(c)New Swingline Loans/Letters of Credit. So long as any Revolving Lender is a Defaulting Lender, (i) the Swingline Lender shall not be required to fund any Swingline Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swingline Loan and (ii) no L/C Issuer shall be required to issue, extend, increase, reinstate or renew any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto.
Article III

TAXES, YIELD PROTECTION AND ILLEGALITY
1.01Taxes.
(a)Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.
(i)Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of the Administrative Agent) require the deduction or withholding of any Tax from any such payment by the Administrative Agent or a Loan Party, then the Administrative Agent or such Loan Party shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.

(ii)If any Loan Party or the Administrative Agent shall be required by the Code to withhold or deduct any Taxes, including both United States federal backup withholding and withholding taxes, from any payment, then (A) the Administrative Agent shall withhold or make such deductions as are determined by the Administrative Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the Administrative Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.
(iii)If any Loan Party or the Administrative Agent shall be required by any applicable Laws other than the Code to withhold or deduct any Taxes from any payment, then (A) such Loan Party or the Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) such Loan Party or the Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.
(b)Payment of Other Taxes by the Loan Parties. Without limiting the provisions of subsection (a) above, the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(c)Tax Indemnifications.

(i)Each of the Loan Parties shall, and does hereby, jointly and severally indemnify each Recipient, and shall make payment in respect thereof within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Lender or the L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error. Each of the Loan Parties shall also, and does hereby, jointly and severally indemnify the Administrative Agent, and shall make payment in respect thereof within ten (10) days after demand therefor, for any amount which a Lender or the L/C Issuer for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii) below.
(ii)Each Lender and the L/C Issuer shall, and does hereby, severally indemnify and shall make payment in respect thereof within ten (10) days after demand therefor, (A) the Administrative Agent against any Indemnified Taxes attributable to such Lender or the L/C Issuer (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (B) the Administrative Agent and the Loan Parties, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(d) relating to the maintenance of a Participant Register and (C) the Administrative Agent and the Loan Parties, as applicable, against any Excluded Taxes attributable to such Lender or the L/C Issuer, in each case, that are payable or paid by the Administrative Agent or a Loan Party in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender and the L/C Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or the L/C Issuer, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii).
(d)Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority, as provided in this Section 3.01, the Company shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(e)Status of Lenders; Tax Documentation.
(i)Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Company and the Administrative Agent, at the time or times reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Company or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Company or the Administrative Agent as will enable the Company or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 3.01(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Person,
(A)any Lender that is a U.S. Person shall deliver to the Company and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative

Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(B)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), whichever of the following is applicable:
(1)in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)executed originals of IRS Form W-8ECI;
(3)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit L-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of a Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable); or

(4)to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or W-8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit L-2 or Exhibit L-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided, that, if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit L-4 on behalf of each such direct and indirect partner;
(C)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed copies (or originals, as required) of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Company or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Company and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the

Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Company and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the Closing Date.
(iii)Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Administrative Agent in writing of its legal inability to do so.
(f)Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or the L/C Issuer, or have any obligation to pay to any Lender or the L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or the L/C Issuer, as the case may be. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 3.01, it shall pay to such Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided, that, each Loan Party, upon the request of the Recipient, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the applicable Recipient be required to pay any amount to such Loan Party pursuant to this subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Loan Party or any other Person.
(g)Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender or the L/C Issuer, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.
1.02Illegality and Designated Lenders.
(a)If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to perform any of its obligations hereunder, or to make, maintain or fund Loans whose interest is determined by reference to SOFR, Term SOFR or the SOFR Daily Floating Rate, or to determine or charge interest rates based upon SOFR, Term SOFR or the SOFR Daily Floating Rate, then, on notice thereof by such Lender to the Company through the Administrative Agent, (i) any obligation of such Lender to perform such obligations, to make or continue Term SOFR Loans or SOFR Daily Floating Rate Loans, or to convert Base Rate Loans to Term SOFR Loans, as applicable, shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (A) the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), (1) in the case of Term SOFR Loans, prepay or, if applicable, convert all Term SOFR Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term SOFR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Term SOFR Loans, and (2) in the case of SOFR Daily Floating Rate Loans, prepay such SOFR Daily Floating Rate Loans immediately, and (B) if such notice asserts the illegality of such Lender determining or charging interest rates based upon Term SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon Term SOFR. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.05.
(b)If, in any applicable jurisdiction, the Administrative Agent, the L/C Issuer, or any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for the Administrative Agent, the L/C Issuer, or any Lender to (i) perform any of its obligations hereunder or under any other Loan Document, (ii) to fund or maintain its participation in any Loan or Letter of Credit or (iii) issue, make, maintain, fund or charge interest with respect to any Credit Extension, such Person shall promptly notify the Administrative Agent. Upon receipt of such notice, the Administrative Agent shall promptly notify the Company, and, until such notice is revoked, any obligation of such Person to issue, make, maintain, fund or charge interest with respect to any such Credit Extension shall be suspended, and to the extent required by applicable Law, cancelled. Upon receipt of such notice, the Borrowers shall (A) repay that Person’s participation in the Loans or other applicable Obligations on the last day of the Interest Period for each Loan or other Obligation occurring after the Administrative Agent has notified the Company or, if earlier, the date specified by such Person in the notice delivered to the Administrative Agent (being no earlier than the last day of any applicable grace period permitted by applicable Law) and (B) take all reasonable actions requested by such Person to mitigate or avoid such illegality.
1.03Inability to Determine Rates.
(a)If in connection with any request for a Term SOFR Loan or a SOFR Daily Floating Rate Loan, or a conversion of Base Rate Loans to Term SOFR Loans, or a continuation of Term SOFR Loans, (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate has been determined in accordance with Section 3.03(b), and the circumstances under Section 3.03(b)(i) or the Scheduled Unavailability Date has occurred, (B) adequate and reasonable means do not exist for determining Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan or in connection with an existing or proposed Base Rate Loan, or (C) adequate and reasonable means do not exist for determining the SOFR Daily Floating Rate with respect to a proposed SOFR Daily Floating Rate Loan, or (ii) the Administrative Agent or the Required Lenders or the Swingline Lender, as applicable, determine that for any reason the SOFR Daily Floating Rate or Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Company and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Term SOFR Loans or SOFR Daily Floating Rate Loans, or to convert Base Rate Loans to Term SOFR Loans, shall be suspended (to the extent of the affected Term SOFR Loans, SOFR Daily Floating Rate Loans or Interest Periods, as applicable), and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders or the Swingline Lender, as applicable, described in clause (ii) above, until the Administrative Agent upon instruction of the Required Lenders or the Swingline Lender, as applicable) revokes such notice. Upon receipt of such notice, (I) the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of Term SOFR Loans or SOFR Daily Floating Rate Loans (to the extent of the affected SOFR Daily Floating Rate Loans, Term SOFR Loans or Interest Periods, as applicable) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein, (II) any outstanding Term SOFR Loans shall be deemed to have been converted to Base Rate Loans immediately at the end of their respective applicable Interest Period, and (III) any outstanding SOFR Daily Floating Rate Loans shall be deemed to have been converted immediately to Swingline Loans bearing interest at the Base Rate.
(b)Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Company or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Company) that the Company or Required Lenders (as applicable) have determined, that: (i) adequate and reasonable means do not exist for ascertaining one month and three month interest periods of Term SOFR (or, in the case of SOFR Daily Floating Rate Loans, the one month interest period of Term SOFR), including because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one month and three month interest periods of Term SOFR (or, in the case of the SOFR Daily Floating Rate, the one month interest period of Term SOFR) or the Term SOFR Screen Rate shall or will no longer be made available, or permitted to be used for determining the interest rate of Dollar-denominated syndicated loans, or shall or will otherwise cease; provided, that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such interest periods of Term SOFR (or, in the case of the SOFR Daily Floating Rate, the one month interest period of Term SOFR) after such specific date (the latest date on which one month and three month interest periods of Term SOFR (or, in the case of the SOFR Daily Floating Rate, the one month interest period of Term SOFR) or the Term SOFR Screen Rate are no longer available permanently or indefinitely, the “Scheduled Unavailability Date”); then, on a date and time determined by the Administrative Agent (any such date, the “Term SOFR Replacement Date”), which date shall be, in the case of Term SOFR Loans, at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the Scheduled Unavailability Date, Term SOFR and the SOFR Daily Floating Rate will be replaced hereunder and under any Loan Document with Daily Simple SOFR plus the SOFR Adjustment for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “Successor Rate”). If the Successor Rate is Daily Simple SOFR plus the SOFR Adjustment, all interest payments will be payable on a monthly basis.
Notwithstanding anything to the contrary herein, (i) if the Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, or (ii) if the events or circumstances of the type described in Section 3.03(b)(i) or Section 3.03(b)(ii) have occurred with respect to the Successor Rate then in effect, then in each case, the Administrative Agent and the Company may amend this Agreement solely for the purpose of replacing Term SOFR, the SOFR Daily Floating Rate or any then current Successor Rate in accordance with this Section 3.03(b) at the end of any Interest Period, relevant interest payment date or payment period (or, in the case of a daily floating interest rate, upon the effectiveness of such amendment) for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then-existing convention for similar Dollar-denominated credit facilities syndicated and agented in the United States for such alternative benchmark and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then-existing convention for similar Dollar-denominated credit facilities syndicated and agented in the United States for such benchmark. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a “Successor Rate”. Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Company unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.
The Administrative Agent will promptly (in one or more notices) notify the Company and each Lender of the implementation of any Successor Rate. Any Successor Rate shall be applied in a manner consistent with market practice; provided, that, to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero, the Successor Rate will be deemed to be zero for the purposes of this Agreement and the other Loan Documents.
In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided, that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Company and the Lenders reasonably promptly after such amendment becomes effective.
For purposes of this Section 3.03(b), those Lenders that either have not made, or do not have an obligation under this Agreement to make, the relevant Loans in Dollars shall be excluded from any determination of Required Lenders.
1.04Increased Costs.
(a)Increased Costs Generally. If any Change in Law shall:
(i)impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or the L/C Issuer;
(ii)subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)impose on any Lender or the L/C Issuer or the applicable interbank market any other condition, cost or expense affecting this Agreement or Term SOFR Loans or SOFR Daily Floating Rate Loans made by such Lender or any Letter of Credit or participation therein;
and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Borrowers will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

(b)Capital Requirements. If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or such the L/C Issuer’s holding company for any such reduction suffered.
(c)Certificates for Reimbursement. A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Company shall be conclusive absent manifest error. The Borrowers shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.
(d)[Reserved].
(e)Delay in Requests. Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation, provided, that, the Borrowers shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine (9) month period referred to above shall be extended to include the period of retroactive effect thereof).
1.05Compensation for Losses.

Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:
(a)any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period, applicable interest payment date or payment period, as applicable, for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);
(b)any failure by a Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by such Borrower; or
(c)any assignment of a Term SOFR Loan on a day other than the last day of the Interest Period therefor as a result of a request by a Borrower pursuant to Section 11.13;
including any loss of anticipated profits, any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract. The Borrowers shall also pay customary administrative fees charged by such Lender in connection with the foregoing.
1.06Mitigation Obligations; Replacement of Lenders.
(a)Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04 (other than Section 3.04(d)), or requires the Borrowers to pay any Indemnified Taxes or additional amounts to any Lender, the L/C Issuer, or any Governmental Authority for the account of any Lender or the L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Company, such Lender or the L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or the L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or Section 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or the L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or the L/C Issuer, as the case may be. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender or the L/C Issuer in connection with any such designation or assignment.
(b)Replacement of Lenders. If any Lender requests compensation under Section 3.04 (other than Section 3.04(d)),

or if the Borrowers are required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.06(a), the Company may replace such Lender in accordance with Section 11.13.
1.07Survival.
Each Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder, resignation of the Administrative Agent and the Facility Termination Date.
Article IV

CONDITIONS PRECEDENT TO CREDIT EXTENSIONS
1.01[Reserved].
1.02Conditions to all Credit Extensions.
The obligation of each Lender and the L/C Issuer to honor any Request for Credit Extension is subject to the following conditions precedent:
(a)Representations and Warranties. The representations and warranties of the Company and each other Loan Party contained in Article II and Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01.
(b)Default. No Default or Event of Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof.
(c)Request for Credit Extension. The Administrative Agent and, if applicable, the L/C Issuer or the Swingline Lender, shall have received a Request for Credit Extension in accordance with the requirements hereof.

Each Request for Credit Extension submitted by a Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.
Article V

REPRESENTATIONS AND WARRANTIES
Each Loan Party represents and warrants to the Administrative Agent and the Lenders, as of the date made or deemed made, that:
1.01Existence, Qualification and Power.
Each Loan Party and each Subsidiary (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite corporate, limited liability company or other organizational power and authority, as applicable, and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect.
1.02Authorization; No Contravention.
The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is or is to be a party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than the Liens created by the Collateral Documents in favor of the Administrative Agent), or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, or (c) violate any Law, except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (b) to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.
1.03Governmental Authorization; Other Consents.
No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof) or (d) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, other than (i) authorizations, approvals, actions, notices and filings which have been duly obtained, (ii) filings to perfect the Liens created by the Collateral Documents and (iii) approvals, consents, exemptions, authorizations, actions, notices or filings required under applicable law in connection with the exercise and enforcement of rights and remedies under the Loan Documents.
1.04Binding Effect.
Each Loan Document has been duly executed and delivered by each Loan Party that is party thereto. Each Loan Document constitutes a legal, valid and binding obligation of each Loan Party that is party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles and/or principles of good faith and fair dealing (whether enforcement is sought by proceedings in equity or at law).
1.05Financial Statements; No Material Adverse Effect.
(a)Audited Financial Statements. The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and their results of operations, cash flows and changes in shareholder’s equity for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein.
(b)Quarterly Financial Statements. The Interim Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and their results of operations, cash flows and changes in shareholders’ equity for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments.
(c)Material Adverse Effect. Since December 31, 2020, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect.
(d)Budget. The budget of the Company and its Subsidiaries delivered pursuant to Section 3(e)(ii) of the Second Amendment was prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such budget, and represented, at the time of delivery pursuant to Section 3(e)(ii) of the Second Amendment, the Company’s reasonable estimate of its future financial condition and performance.
1.06Litigation.

There are no Adverse Proceedings (a) that purport to affect or pertain to this Agreement or any other Loan Document or any of the transactions contemplated hereby, or (b) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, either individually or in the aggregate would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries (i) is in violation of any applicable laws (including Environmental Laws and Health Care Laws) that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, or (ii) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.
1.07No Default.
Neither any Loan Party nor any Subsidiary thereof is in default under or with respect to, or a party to, any Contractual Obligation that would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.
1.08Ownership of Property.
Each Loan Party and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
1.09Environmental Compliance.
There are no Adverse Proceedings regarding environmental matters or compliance with Environmental Laws that, individually or in the aggregate would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries nor any of their respective facilities or operations are subject to any outstanding written order, consent decree or settlement agreement with any Person relating to any Environmental Law, any claim giving rise to any Environmental Liability, or any activity relating to any Hazardous Materials that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. There are and, to each of the Company’s and its Subsidiaries’ knowledge, have been, no conditions, occurrences, or activities relating to Hazardous Materials which would reasonably be expected to form the basis of a claim giving rise to any Environmental Liability against the Company and its Subsidiaries that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries nor, to any Loan Party’s knowledge, any predecessor of the Company and its Subsidiaries has filed any notice under any Environmental Law indicating past or present treatment of Hazardous Materials at any facility in violation of any Environmental Law where such violation is reasonably expected to have a Material Adverse Effect. None of the Company’s or any of its Subsidiaries’ operations involves the generation, transportation, treatment, storage or disposal of hazardous waste, as defined under 40 C.F.R. Parts 260 270 or any state equivalent, except in the ordinary course of its business in compliance with all Environmental Laws. Compliance with all current or reasonably foreseeable future requirements pursuant to or under Environmental Laws would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. No event or condition has occurred or is occurring with respect to the Company and its Subsidiaries relating to any Environmental Law, any release of Hazardous Materials, or any activity relating to any Hazardous Materials which individually or in the aggregate has had, or would reasonably be expected to have, a Material Adverse Effect.

1.10Insurance.
The properties of the Company and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Company, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the applicable Loan Party or the applicable Subsidiary operates. The general liability, casualty, property, terrorism and business interruption insurance coverage of the Loan Parties as in effect on the Second Amendment Effective Date is outlined as to carrier, policy number, expiration date, type, amount and deductibles on Schedule 5.10 and such insurance coverage complies with the requirements set forth in this Agreement and the other Loan Documents.
1.11Taxes.
Each Loan Party and its Subsidiaries have filed or caused to be filed all federal, state and other tax returns and reports required to be filed (excluding such other tax returns and reports with respect to which the failure to pay or file would not result in the loss, suspension, or impairment of any material Governmental Authorization, and otherwise would not reasonably be expected to have a Material Adverse Effect), and have paid all federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no tax assessment proposed in writing (and received by any Loan Party or any Subsidiary) against any Loan Party or any Subsidiary that would, if made, have a Material Adverse Effect, nor is there any tax sharing agreement applicable to the Company or any Subsidiary.
1.12ERISA Compliance.
(a)Neither a Reportable Event nor the failure to contribute the minimum required contribution (within the meaning of Section 412 of the Code) has occurred during the five (5) year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Pension Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five (5) year period. The present value of all accrued benefits under each Pension Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. Neither the Borrowers nor any ERISA Affiliate has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or would reasonably be expected to result in a material liability under ERISA, and neither the Borrowers nor any ERISA Affiliate would become subject to any material liability under ERISA if the Borrowers or any such ERISA Affiliate were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is Insolvent.

(b)The Company, and each of its Subsidiaries and each of their respective ERISA Affiliates are in compliance with all applicable provisions and requirements of ERISA and the Code and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan, except where such non-compliance or non-performance would not reasonably be expected to result in a Material Adverse Effect. Each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS indicating that such Employee Benefit Plan is so qualified and nothing has occurred subsequent to the issuance of such determination letter which would cause such Employee Benefit Plan to lose its qualified status that would reasonably be expected to result in a Material Adverse Effect. No liability to the PBGC (other than required premium payments), the IRS, any Employee Benefit Plan or any trust established under Title IV of ERISA has been or is expected to be incurred by Company, any of its Subsidiaries or any of their ERISA Affiliates except to the extent reflected on the consolidated financial statements of the Company and its Subsidiaries and the notes thereto. No ERISA Event has occurred or is reasonably expected to occur that would reasonably be expected to result in a Material Adverse Effect. Except to the extent required under Section 4980B of the Code or similar state laws, no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of Company, any of its Subsidiaries or any of their respective ERISA Affiliates. The present value of the aggregate benefit liabilities under each Pension Plan sponsored, maintained or contributed to by the Company, any of its Subsidiaries or any of their ERISA Affiliates (determined as of the end of the most recent plan year on the basis of the actuarial assumptions specified for funding purposes in the most recent actuarial valuation for such Pension Plan), did not exceed the aggregate current value of the assets of such Pension Plan. As of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability of the Company, its Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA is zero. The Company, its Subsidiaries and each of their ERISA Affiliates have complied with the requirements of Section 515 of ERISA with respect to each Multiemployer Plan and are not in material “default” (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan.
(c)Each Borrower represents and warrants as of the Second Amendment Effective Date that such Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments.
1.13Margin Regulations; Investment Company Act.
(a)Margin Regulations. Neither Borrower is engaged, nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than twenty-five percent (25%) of the value of the assets (either of a Borrower only or of the Company and its Subsidiaries on a Consolidated basis) subject to the provisions of Section 7.01 or Section 7.05 or subject to any restriction contained in any agreement or instrument between any Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 8.01(e) will be margin stock.
(b)Investment Company Act. No Loan Party is or is required to be registered as an “investment company” under the Investment Company Act of 1940. No Loan Party is subject to regulation under any Law that limits its ability to incur Indebtedness.
1.14Disclosure.
(a)No statement or information contained in this Agreement, any other Loan Document, the Confidential Information Memorandum or any other document, certificate or statement furnished by or on behalf of any Loan Party to the Administrative Agent or the Lenders, or any of them, for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished (or, in the case of the Confidential Information Memorandum, as of the Second Amendment Effective Date) any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not misleading. The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Company to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. The Loan Parties have no knowledge of any matter or occurrence that would reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents, in the Confidential Information Memorandum or in any other documents, certificates and statements furnished to the Administrative Agent and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.
(b)The projections of the Company and its Subsidiaries on a Consolidated basis that are set forth in the Confidential Information Memorandum were, as of the date made, based on good faith estimates and assumptions made by the management of the Company; provided, that, the projections are not to be viewed as facts and actual results of the Company and its Subsidiaries on a Consolidated basis for the period or periods covered by the projections may differ from such projections and the differences may be material; provided, further, that, management of the Company believes that the projections, as of the date made, were reasonable and attainable.
(c)As of the Second Amendment Effective Date, the information included in any Beneficial Ownership Certification (if required) delivered on or prior to the Second Amendment Effective Date is true and correct in all respects.
1.15Compliance with Laws.
Each Loan Party and each Subsidiary is in compliance with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
1.16Solvency.
Each Loan Party is, individually and together with its Subsidiaries on a Consolidated basis, Solvent.
1.17Sanctions Concerns; Anti-Corruption Laws; PATRIOT Act.
(a)Sanctions Concerns. No Loan Party, nor any Subsidiary, nor, to the knowledge of the Loan Parties and their Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by, one or more individuals or entities that are (i) the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated Nationals or HMT’s Consolidated List of Financial Sanctions Targets, or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction.
(b)Anti-Corruption Laws. The Loan Parties and their Subsidiaries have conducted their business in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation in other jurisdictions, and, to the extent applicable, have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.
(c)PATRIOT Act. To the extent applicable, each Loan Party and each Subsidiary is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto and (ii) the PATRIOT Act.
1.18Responsible Officers.
Set forth on Schedule 1.01(d) are the Responsible Officers of each Loan Party, holding the offices indicated next to their respective names, as of the Second Amendment Effective Date, and such Responsible Officers are the duly elected and qualified officers of such Loan Party and are duly authorized to execute and deliver, on behalf of each such respective Loan Party, this Agreement, the Notes and the other Loan Documents.
1.19Subsidiaries; Equity Interests; Loan Parties.
(a)Set forth on Schedule 5.19(a), is complete and accurate list as of the Second Amendment Effective Date of each of the following: (i) all Subsidiaries, joint ventures and partnerships and other equity investments of the Loan Parties, (ii) the number of shares or ownership interests of each class of Equity Interests in each Subsidiary outstanding, (iii) the number and percentage of outstanding shares or ownership interests of each class of Equity Interests owned by the Loan Parties and their Subsidiaries, (iv) the class or nature of such Equity Interests (i.e. voting, non-voting, preferred, etc.), and (v) identification of each Subsidiary that is an Excluded Subsidiary. The outstanding Equity Interests in all Subsidiaries that are corporations are validly issued, fully paid and non-assessable. The outstanding Equity Interests in all Subsidiaries (other than any Subsidiary that is a corporation) are validly issued, fully paid and the holders thereof have no obligation to make payments or contributions to any such Subsidiary or its credits by reason of their ownership of the Equity Interests therein (other than, with respect to non-Wholly Owned Subsidiaries, customary capital contribution requirements). The outstanding Equity Interests in all Subsidiaries are owned free and clear of all Liens.
(b)Set forth on Schedule 5.19(b) is a complete and accurate list as of the Second Amendment Effective Date of each Loan Party’s: (i) exact legal name, (ii) former legal names in the four (4) months prior to the Second Amendment Effective Date, if any, (iii) jurisdiction of its incorporation or organization, as applicable, (iv) type of organization, (v) chief executive office address (and, if different, principal place of business address),

(vi) U.S. federal taxpayer identification number (or, in the case of any non-U.S. Loan Party that does not have a U.S. taxpayer identification number, its unique identification number issued to it by the jurisdiction of its incorporation or organization) and (vii) organization identification number.
1.20Collateral Representations.
(a)Collateral Documents. The provisions of the Collateral Documents are effective to create in favor of the Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable first priority Lien (subject to Permitted Liens) on all right, title and interest of the respective Loan Parties in the Collateral described therein. Except for filings completed prior to the Closing Date and as contemplated hereby and by the Collateral Documents, no filing or other action will be necessary to perfect or protect such Liens.
(b)Intellectual Property. Set forth on Schedule 5.20(b), as of the Second Amendment Effective Date, is a list of all Intellectual Property registered or pending registration with the United States Copyright Office or the United States Patent and Trademark Office and owned by each Loan Party as of the Second Amendment Effective Date. Except for such claims and infringements that would not reasonably be expected to have a Material Adverse Effect, no claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does any Loan Party know of any such claim, and, to the knowledge of the Loan Parties, the use of any Intellectual Property by any Loan Party or any of its Subsidiaries or the granting of a right or a license in respect of any Intellectual Property from any Loan Party or any of its Subsidiaries does not infringe on the rights of any Person. As of the Second Amendment Effective Date, none of the Intellectual Property owned by any of the Loan Parties or any of its Subsidiaries is subject to any licensing agreement or similar arrangement except as set forth on Schedule 5.20(b).
(c)Deposit Accounts and Securities Accounts. Set forth on Schedule 5.20(c), as of the Second Amendment Effective Date, is a description of all deposit accounts and securities accounts of the Loan Parties, including the name of (A) the applicable Loan Party, (B) in the case of a deposit account, the depository institution and average amount held in such deposit account and whether such account is an Excluded Deposit and Securities Account, and (C) in the case of a securities account, the securities intermediary or issuer and the average aggregate market value held in such securities account, as applicable, and whether such account is an Excluded Deposit and Securities Account.

(d)Properties. Set forth on Schedule 5.20(d), as of the Second Amendment Effective Date, is a list of all real property located in the United States that is owned or leased by any Loan Party (in each case, including (i) the name of the Loan Party owning (or leasing) such property and an indication of whether such property is a Mortgaged Property, (ii) if such real property is a Mortgaged Property, the number of buildings located on such property, (iii) the property address, and (iv) the city, county (if such real property is a Mortgaged Property), state and zip code which such property is located).
1.21Regulation H.
No Mortgaged Property is a Flood Hazard Property unless the Administrative Agent shall have received the following: (a) the applicable Loan Party’s written acknowledgment of receipt of written notification from the Administrative Agent (i) as to the fact that such Mortgaged Property is a Flood Hazard Property, (ii) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (iii) such other flood hazard determination forms, notices and confirmations thereof as requested by the Administrative Agent and (b) copies of insurance policies or certificates of insurance of the applicable Loan Party evidencing flood insurance reasonably satisfactory to the Administrative Agent (and otherwise in compliance with Flood Laws) and naming the Administrative Agent as loss payee on behalf of the Lenders. All flood hazard insurance policies required hereunder have been obtained and remain in full force and effect, and the premiums thereon have been paid in full.
1.22Compliance with Health Care Laws.
(a)The Company and its Subsidiaries, when taken as a whole, are in compliance in all material respects with all material Health Care Laws applicable to it, its products and its properties or other assets or its business or operation. Each of the Company and its Subsidiaries, taken as a whole, has in effect all material Governmental Authorizations necessary for it to carry on its business and operations, as presently conducted. All such Governmental Authorizations are in full force and effect and there exists no default under, or violation of, any such Governmental Authorization and neither the Company nor any of its Subsidiaries has received notice or has knowledge that any Governmental Authority is considering limiting, suspending, terminating, adversely amending or revoking any such Governmental Authorization, in each case, except where the failure to be in full force and effect, and/or default, or violation or such notice would not reasonably be expected to have a Material Adverse Effect.
(b)Except as set forth on Schedule 5.22, all reports, documents, claims, notices or approvals required to be filed, obtained, maintained or furnished by the Company and its Subsidiaries pursuant to any Health Care Law to any Governmental Authority have been so filed, obtained, maintained or furnished except where the failure to do so would not reasonably be expected to have a Material Adverse Effect, and all such reports, documents, claims and notices were complete and correct in all material respects on the date filed (or were or will be corrected in or supplemented by a subsequent filing).
(c)Each of the Company and its Subsidiaries, to the extent that it is billing the applicable Third Party Payor, has the requisite provider number or other Governmental Authorization to bill under Medicare, the respective Medicaid program in the state or states in which such entity operates, any other Governmental Third Party Payor Program and Private Third Party Payor Programs. There is no investigation, audit, claim review, or other action pending, or threatened to the knowledge of the Company or its Subsidiaries, which would result in a revocation, suspension, termination, probation, restriction, limitation, or nonrenewal of any Governmental Third Party Payor or Private Third Party Payor provider number or result in any of the Company’s or any of its Subsidiaries’ exclusion from any Governmental Third Party Payor Program or Private Third Party Payor Program which individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. For purposes of this Agreement, a “Governmental Third Party Payor” means Medicare, Medicaid, TRICARE, federal or state government insurers or health care programs and any other person or entity which presently or in the future maintains Governmental Third Party Payor Programs. In addition, for purposes of this Agreement, “Governmental Third Party Payor Programs” means all governmental third party payor programs in which the Company or any of its Subsidiaries participates (including Medicare, Medicaid, TRICARE or any other federal or state health care programs). For purposes of this Agreement, a “Private Third Party Payor” means private insurers and any other person or entity which presently or in the future maintains Private Third Party Payor Programs. In addition, for purposes of this Agreement, “Private Third Party Payor Programs” means all non-governmental third party payor programs in which the Company or any of its Subsidiaries participate (including managed care plans, or any other private health care insurance programs).
(d)Each of the Company and its Subsidiaries (i) has received and maintains accreditation to the extent required by law in good standing and without limitation or impairment by all applicable accrediting organizations, including The Joint Commission, the Accreditation Commission for Health Care, Inc. or other applicable nationally recognized accrediting agency, and (ii) if applicable, has cured all deficiencies or submitted or will submit a plan of correction to cure all deficiencies noted in its most recent accreditation survey reports, except in the case of clause (i) and (ii) where the failure to require, maintain, cure or submit would not reasonably be expected to have a Material Adverse Effect.

(e)There are no facts, circumstances or conditions that, to the knowledge of the Company or its Subsidiaries, would reasonably be expected to form the basis for any valid investigation, suit, claim, audit, action (legal or regulatory) or proceeding (legal or regulatory) by a Governmental Authority relating to any of the Health Care Laws against or affecting the Company and its Subsidiaries that would reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 5.22 or as otherwise disclosed to the Administrative Agent, neither the Company nor any of its Subsidiaries (i) is a party to a corporate integrity agreement, or (ii) has any reporting obligations pursuant to a settlement agreement, plan of correction, or other remedial measure entered into with any Governmental Authority. Each of the Company and its Subsidiaries, as applicable, has complied with the terms and conditions of any corporate integrity agreements, settlement agreements, plans of correction, or other remedial measures or demand of any Governmental Authority to which it is subject except where non-compliance would not reasonably be expected to have a Material Adverse Effect, all of which are set forth on Schedule 5.22 or otherwise disclosed to the Administrative Agent.
(f)Neither the Company nor any of its Subsidiaries or their respective officers, directors, employees or agents is, has been, or, to the knowledge of the Company or any of its Subsidiaries, has been threatened to be, (i) excluded from any Governmental Third Party Payor Program pursuant to 42 U.S.C. § 1320a7b and related regulations, or (ii) made a party to any other action by any Governmental Authority that may prohibit it from participating in any Governmental Third Party Payor Program or selling products to any governmental or other purchaser pursuant to any Health Care Laws, except where the same would not reasonably be expected to have a Material Adverse Effect.
(g)To the extent applicable to the Company or any of its Subsidiaries, and for so long as (i) the Company or any of its Subsidiaries are a “covered entity” as defined in 45 C.F.R. § 160.103, (ii) the Company or any of its Subsidiaries are a “business associate” as defined in 45 C.F.R. § 160.103, (iii) the Company or any of its Subsidiaries are subject to or covered by the HIPAA Administrative Requirements codified at 45 C.F.R. Parts 160 & 162 and/or the HIPAA Security and Privacy Requirements codified at 45 C.F.R. Parts 160 & 164, and/or (iv) the Company or any of its Subsidiaries sponsor any “group health plans” as defined in 45 C.F.R. § 160.103, the Company and its Subsidiaries have: (A) completed surveys, inventories, reviews, analyses and/or assessments, including risk assessments, (collectively “Assessments”) of all material areas of their businesses and operations subject to HIPAA, to the extent these Assessments are required for the Company or any of its Subsidiaries, as the case may be, to be HIPAA Compliant; (B) developed a plan and time line for becoming

HIPAA Compliant (a “HIPAA Compliance Plan”) and (C) implemented those provisions of its HIPAA Compliance Plan necessary for the Company and its Subsidiaries to be HIPAA Compliant except where non-compliance is not reasonably expected to have a Material Adverse Effect.
(h)The Company and its Subsidiaries maintain a compliance plan that is intended to ensure that the Company and its Subsidiaries are compliant with all Health Care Laws applicable to the business of the Company and its Subsidiaries, and is consistent with compliance guidance from the U.S. Department of Health and Human Services Office of Inspector General and the U.S. Federal Sentencing Guidelines that is publicly available as of the Closing Date.
(i)Neither the Company nor any of its Subsidiaries has (i) received any claim or notice from any Governmental Authority or patient alleging or referencing any breach, security incident, violation of its information systems or the improper use, disclosure or access to any Personal Information in its possession, custody or control, or (ii) had any breaches as defined in HIPAA or in violation of any other federal or state law applicable to the privacy or security of Personal Information, except in the case of clause (i) and (ii), where the incident would not reasonably be expected to have a Material Adverse Effect.
1.23Labor Matters.
Except as, in the aggregate, would not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against the Company or any Subsidiary pending or, to the knowledge of the Loan Parties, threatened; (b) hours worked by and payment made to employees of each of the Company or any Subsidiary have not been in violation of the Fair Labor Standards Act or any other applicable requirement of Law dealing with such matters; and (c) all payments due from the Company or any Subsidiary on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the Company or such Subsidiary.
1.24No Affected Financial Institution.
No Loan Party is an Affected Financial Institution.
1.25Covered Entities.
No Loan Party is a Covered Entity.

Article VI

AFFIRMATIVE COVENANTS
Each of the Loan Parties hereby covenants and agrees that on the Closing Date and thereafter until the Facility Termination Date, such Loan Party shall, and shall cause each of its Subsidiaries to:
1.01Financial Statements.
Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders:
(a)Audited Financial Statements. As soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Company, a Consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year, and the related Consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such Consolidated statements to be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit.
(b)Quarterly Financial Statements. As soon as available, but in any event within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Company, a Consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal quarter, and the related Consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal quarter and for the portion of the Company’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such Consolidated statements to be certified by the chief executive officer, chief financial officer, treasurer or controller who is a Responsible Officer of the Company as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Company and its Subsidiaries, subject only to normal year-end audit adjustments and the absence of footnotes.
(c)Business Plan and Budget. As soon as available, but in any event no later than February 15 of each fiscal year of the Company (or, if earlier, ten (10) Business Days after approval by the Board of Directors of the Company), an annual business plan and budget of the Company and its Subsidiaries on a Consolidated basis, including forecasts prepared by management of the Company, in form satisfactory to the Administrative Agent, of Consolidated balance sheets and statements of income or operations and cash flows of the Company and its Subsidiaries on a quarterly basis for the then current fiscal year.
As to any information contained in materials furnished pursuant to Section 6.02(d), the Company shall not be separately required to furnish such information under Section 6.01(a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Company to furnish the information and materials described in Sections 6.01(a) and (b) above at the times specified therein.
1.02Certificates; Other Information.
Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders:
(a)Accountants’ Certificate. Concurrently with the delivery of the financial statements referred to in Section 6.01(a), a certificate of its independent certified public accountants certifying such financial statements and stating that in making the examination necessary therefor no knowledge was obtained of any Default of a financial nature under Section 7.11 or, if any such Default shall exist, stating the nature and status of such event.
(b)Compliance Certificate. Concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), (i) a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or controller which is a Responsible Officer of the Company, including (A) information regarding the amount of all Dispositions, Involuntary Dispositions, Debt Issuances and Acquisitions that occurred during the period covered by such Compliance Certificate, (B) a certification as to whether the Loan Parties and their respective Subsidiaries have performed and observed each covenant and condition of the Loan Documents applicable to it during the period covered by the Compliance Certificate (or, if not, a listing of the conditions or covenants that have not been performed or observed and the nature and status of each such Default), (C) a certification of compliance with the financial covenants set forth in Section 7.11(a) and (b), including financial covenant analyses and calculation for the period covered by the Compliance Certificate, (D) a listing of (1) all applications by any Loan Party, if any, for any Intellectual Property made since the date of the prior certificate (or, in the case of the first such certificate, the Closing Date), (2) all issuances of registrations or letters on existing applications by any Loan Party for any Intellectual Property received since the date of the prior certificate (or, in the case of the first such certificate, the Closing Date), and (3) all licenses relating to any Intellectual Property entered into by any Loan Party since the date of the prior certificate (or, in the case of the first such certificate, the Closing Date), and (E) any updated insurance binder or other evidence of insurance for any insurance coverage of any Loan Party or any Subsidiary that was renewed, replaced or modified during the period covered by such Compliance Certificate, and (ii) a copy of management’s discussion and analysis with respect to such financial statements. Unless the Administrative Agent or a Lender requests executed originals, delivery of the Compliance Certificate may be by electronic communication including fax or email and shall be deemed to be an original and authentic counterpart thereof for all purposes.
(c)Audit Reports; Management Letters; Recommendations. Promptly after any request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the Board of Directors (or the audit committee of the Board of Directors) of any Loan Party by independent accountants in connection with the accounts or books of any Loan Party or any of its Subsidiaries, or any audit of any of them.
(d)Annual Reports; Etc. Promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of any Loan Party, and copies of all annual, regular, periodic and special reports and registration statements which any Loan Party may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto.
(e)Debt Securities Statements and Reports. Promptly, but in any event within five (5) days after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities of any Loan Party or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to Section 6.01 or any other clause of this Section 6.02.
(f)SEC Notices. Promptly, and in any event within five (5) Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof.
(g)Notices. Not later than five (5) Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of all material notices, requests and other documents (including amendments, waivers and other modifications) so received under or pursuant to any material instrument, indenture, loan or credit or similar agreement and, from time to time upon request by the Administrative Agent, such information and reports regarding such instruments, indentures and loan and credit and similar agreements as the Administrative Agent may reasonably request.
(h)Environmental Notice. Promptly after the assertion or occurrence thereof, notice of any action or proceeding against or of any noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that would (i) reasonably be expected to have a Material Adverse Effect or (ii) cause any Mortgaged Properties to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law.
(i)Additional Information. Promptly, such additional information regarding the business, financial, legal or corporate affairs of any Loan Party or any Subsidiary thereof, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender (acting through the Administrative Agent) may from time to time reasonably request.
Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (a) on which the Company posts such documents, or provides a link thereto on the Company’s website on the Internet at the website address listed on Schedule 1.01(a), or (b) on which such documents are posted on the Company’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided, that: (i) the Company shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to the Company to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Company shall notify the Administrative Agent (by fax transmission or e-mail transmission) of the posting of any such documents and, if requested, provide to the Administrative Agent by e-mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Company with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.
The Borrowers hereby acknowledge that (A) the Administrative Agent and/or an Affiliate thereof may, but shall not be obligated to, make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, Syndtrak, ClearPar or a substantially similar electronic transmission system (the “Platform”) and (B) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrowers or their respective Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrowers hereby agree that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (1) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof, (2) by marking Borrower Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent, any Affiliate thereof, the Arrangers, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrowers or their respective securities for purposes of United States federal and state securities laws (provided, however, that, to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 11.07), (3) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”, and (4) the Administrative Agent and any Affiliate thereof and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Notwithstanding the foregoing, the Borrowers shall be under no obligation to mark any Borrower Materials “PUBLIC”.
1.03Notices.
Promptly notify the Administrative Agent and each Lender of:
(a)the occurrence of any Default;
(b)any matter that has resulted or would reasonably be expected to result in a Material Adverse Effect;
(c)the occurrence of or forthcoming occurrence of any ERISA Event, including a written notice specifying the nature thereof, what action the Company, any of its Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto; and with reasonable promptness, provide copies of (i) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by the Company, any of its Subsidiaries or any of their respective ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; (ii) all notices received by the Company, any of its Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event; and (iii) copies of such other documents or governmental reports or filings relating to any Employee Benefit Plan as Administrative Agent shall reasonably request;
(d)(i) the institution of any Adverse Proceeding not previously disclosed in writing by the Company to the Lenders, or (ii) any material development in any Adverse Proceeding that, in the case of either clause (d)(i) or (d)(ii), is reasonably expected to result in damages not otherwise covered by insurance in excess of $7,500,000, or seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby, written notice thereof together with such other information as may be reasonably available to the Company to enable the Lenders and their counsel to evaluate such matters;
(e)any material change in accounting policies or financial reporting practices by any Loan Party or any Subsidiary thereof, including any determination by the Company referred to in Section 2.10(b);
(f)(i) (A) any written recommendation from any Governmental Authority or other regulatory body to the Company or any of its Subsidiaries regarding any Governmental Authorizations or any Governmental Third Party Payor Program providers; (B) any written notice regarding any accreditations or supplier numbers that have been suspended, revoked, or limited in any way; or (C) notification of any penalties or sanctions imposed that, in the case of any of clauses (f)(i)(A) through (f)(i)(C), are material to the Company and its Subsidiaries, taken as a whole; (ii) notice of termination of eligibility to participate in any reimbursement program of any Third Party Payor Program that is material to the Company and its Subsidiaries, taken as a whole; (iii) the occurrence of any reportable event under any settlement agreement or corporate integrity agreement entered into by the Company or any of its Subsidiaries with any Governmental Authority; (iv) notice that an officer, manager or employee of the Company or any of its Subsidiaries: (A) has had a civil monetary penalty assessed against him or her pursuant to 42 U.S.C. § 1320a7a or is the subject of a proceeding seeking to assess such penalty; (B) has been excluded from participation in a Federal Health Care Program (as that term is defined in 42 U.S.C. § 1320a7b) or is the subject of a proceeding seeking to assess such penalty; (C) has been convicted (as that term is defined in 42 C.F.R. § 1001.2) of any of those offenses described in 42 U.S.C. § 1320a7b or 18 U.S.C. §§ 669, 1035, 1347 or 1518 or is the subject of a proceeding seeking to assess such penalty; or (D) has been involved or named in a U.S. Attorney complaint made or any other action taken pursuant to the federal False Claims Act or a qui tam action; and (v) copies of any report or communication from any Governmental Authority in connection with any inspection of any facility of the Company or any of its Subsidiaries other than those which are routine and non-material to the Company and its Subsidiaries taken as a whole;
(g)any Mortgaged Property that is, or becomes, a Flood Hazard Property; and
(h)(i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, or Insolvency of, any Multiemployer Plan, or (ii) the institution of proceedings or the taking of any other action by the PBGC or a Borrower or any ERISA Affiliate or any Multiemployer Plan with respect to the withdrawal from, or the termination, or Insolvency of, any Plan.
Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a Responsible Officer of the Company setting forth details of the occurrence referred to therein and to the extent applicable, stating what action the Company has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.
1.04Payment of Obligations.
Pay and discharge as the same shall become due and payable, all its material obligations and liabilities, including (a) all federal, state and other material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by such Loan Party or such Subsidiary, (b) all lawful claims which, if unpaid, would by law become a Lien upon its property, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by such Loan Party or such Subsidiary and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness, except in the case of clauses (a), (b) and (c), to the extent that the failure to pay or discharge would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
1.05Preservation of Existence, Etc.
(a)Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or Section 7.05.
(b)Take all reasonable action to maintain all material rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that the Company’s Board of Directors has determined that the preservation thereof is no longer desirable in the conduct of the business of such Person and the failure to do so would not reasonably be expected to have a Material Adverse Effect.
1.06Maintenance of Properties.
(a)Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted.
(b)Make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.
1.07Maintenance of Insurance.

(a)Maintenance of Insurance. Maintain with financially sound and reputable insurance companies which are not Affiliates of the Company, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, including (i) terrorism insurance and (ii) flood hazard insurance on all Mortgaged Properties that are Flood Hazard Properties, on such terms and in such amounts as required by the National Flood Insurance Reform Act of 1994 or as otherwise required by the Administrative Agent.
(b)Evidence of Insurance. Cause the Administrative Agent to be named as lenders’ loss payable, loss payee or mortgagee, as its interest may appear, and/or additional insured with respect to any such insurance providing liability coverage or coverage in respect of any Collateral, and cause, unless otherwise agreed to by the Administrative Agent, each provider of any such insurance to agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Administrative Agent that it will give the Administrative Agent thirty (30) days prior written notice before any such policy or policies shall be altered or cancelled (or ten (10) days prior notice in the case of cancellation due to the nonpayment of premiums). Annually, upon expiration of current insurance coverage, the Loan Parties shall provide, or cause to be provided, to the Administrative Agent, such evidence of insurance as required by the Administrative Agent, including, but not limited to: (i) certified copies of such insurance policies, (ii) evidence of such insurance policies (including and as applicable, ACORD Form 28 certificates (or similar form of insurance certificate), and ACORD Form 25 certificates (or similar form of insurance certificate)), (iii) declaration pages for each insurance policy and (iv) lender’s loss payable endorsement if the Administrative Agent for the benefit of the Secured Parties is not on the declarations page for such policy.
1.08Compliance with Laws.
Comply with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted, or (b) the failure to comply therewith would not reasonably be expected to have a Material Adverse Effect.
1.09Books and Records.
Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP and all requirements of Law shall be made of all financial dealings and transactions in relation to its business and activities.
1.10Inspection Rights.

Permit representatives and independent contractors of the Administrative Agent and each Lender (to the extent accompanied by the Administrative Agent) to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably desired.
1.11Use of Proceeds.
Use the proceeds of the Credit Extensions (a) to refinance certain existing Indebtedness (including certain Indebtedness under the Existing Credit Agreement), and (b) for other general corporate purposes (including Permitted Acquisitions); provided, that, in no event shall the proceeds of the Credit Extensions be used in contravention of any Law or of any Loan Document.
1.12Material Contracts.
Perform and observe all the terms and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract in full force and effect, enforce each such Material Contract in accordance with its terms, in each case, except to the extent that the failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
1.13Covenant to Guarantee Obligations.
Within thirty (30) days (or such longer period of time as is agreed to by the Administrative Agent in its sole discretion) after the acquisition or formation of any Domestic Subsidiary (it being understood that any Subsidiary ceasing to be an Excluded Subsidiary but remaining a Subsidiary shall be deemed to be the acquisition of a Subsidiary for purposes of this Section 6.13), cause such Person to become a Guarantor hereunder by way of execution of a Joinder Agreement; provided, however, no Excluded Subsidiary shall be required to become a Guarantor (subject to the last sentence of this Section 6.13). In connection with the foregoing, the Loan Parties shall deliver to the Administrative Agent, with respect to each new Guarantor to the extent applicable, Organization Documents, resolutions, incumbency certificates, good standing certificates, lien searches, searches of Intellectual Property records and substantially the same documentation otherwise required pursuant to Section 6.13 and Section 6.14 (including applicable Mortgages and Mortgaged Property Security Documents) and, to the extent required by the Administrative Agent, favorable opinions of counsel to such Person (which should cover, among other things, the legality, binding effect and enforceability), all in form, content and scope satisfactory to the Administrative Agent. It is understood and agreed that, to the extent that, as of the last day of any Measurement Period for which financial statements were required to be delivered pursuant to Section 6.01(a) or (b), the Consolidated EBITDA for such Measurement Period attributable to all Loan Parties in the aggregate does not equal or exceed seventy percent (70%) of Consolidated EBITDA for such Measurement Period, the Company shall within thirty (30) days (or such longer period of time as is agreed to by the Administrative Agent in its sole discretion) cause Subsidiaries that would otherwise be classified as Excluded Subsidiaries to become Guarantors in accordance with the foregoing provisions of Section 6.13 to the extent necessary so that the Consolidated EBITDA that is attributable only to the Loan Parties is equal to or exceeds seventy percent (70%) of Consolidated EBITDA for such Measurement Period.
1.14Covenant to Give Security.
Except with respect to Excluded Property:

(a)Equity Interests. Each Loan Party shall cause (i) one hundred percent (100%) of the issued and outstanding Equity Interests of each Domestic Subsidiary directly owned by a Loan Party (other than any CFC Holdco) and (ii) sixty five percent (65%) (or such greater percentage that, due to a change in an applicable Law after the Closing Date, (A) could not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary or such CFC Holdco as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary’s or such CFC Holdco’s, as applicable, United States parent and (B) could not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and one hundred percent (100%) of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each Foreign Subsidiary and each CFC Holdco, in each case, directly owned by a Loan Party to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to the terms and conditions of the Collateral Documents, together with opinions of counsel and any filings and deliveries necessary in connection therewith to perfect the security interests therein, all in form and substance satisfactory to the Administrative Agent.
(b)Other Property. Each Loan Party shall cause all property of each Loan Party to be subject at all times to first priority, perfected and, in the case of real property (whether leased or owned), title insured (to the extent such title insurance is required by the Administrative Agent) Liens in favor of the Administrative Agent to secure the Secured Obligations pursuant to the Collateral Documents or, with respect to any such property acquired subsequent to the Closing Date, such other additional security documents as the Administrative Agent shall request (subject to Permitted Liens) and, in connection with the foregoing, deliver to the Administrative Agent such other documentation as the Administrative Agent may request including filings and deliveries necessary to perfect such Liens, Organization Documents, resolutions, Mortgaged Property Support Documents and favorable opinions of counsel to such Person, all in form, content and scope reasonably satisfactory to the Administrative Agent. It is understood and agreed that, with respect to any Mortgaged Property acquired by any Loan Party after the Closing Date, the Loan Parties shall have thirty (30) days (or such longer period of time as may be agreed to by the Administrative Agent in its sole discretion) to comply with this Section 6.14(b) with respect to such Mortgaged Property.
(c)Landlord Waivers. In the case of any tangible personal property Collateral located at any other premises leased by a Loan Party containing personal property Collateral with a value in excess of $2,500,000, the Loan Parties will provide the

Administrative Agent with such estoppel letters, consents and waivers from the landlords on such real property to the extent (i) requested by the Administrative Agent and (ii) the Loan Parties are able to secure such letters, consents and waivers after using commercially reasonable efforts (such letters, consents and waivers shall be in form and substance satisfactory to the Administrative Agent).
(d)Account Control Agreements. Each of the Loan Parties shall not open, maintain or otherwise have any deposit or other accounts (including securities accounts) at any bank or other financial institution, or any other account where money or securities are or may be deposited or maintained with any Person, other than (i) deposit accounts and securities accounts that are maintained at all times with the Administrative Agent, (ii) Excluded Deposit and Securities Accounts, (iii) deposit accounts that are maintained at all times with depositary institutions as to which the Administrative Agent shall have received a Qualifying Control Agreement, (iv) securities accounts that are maintained at all times with financial institutions as to which the Administrative Agent shall have received a Qualifying Control Agreement and (v) any other deposit or securities account to the extent that the Administrative Agent has not requested that the Loan Parties deliver a Qualifying Control Agreement with respect thereto (it being understood that the Loan Parties shall have ninety (90) days (or such longer period of time as is agreed to by the Administrative Agent in its sole discretion) after such request by the Administrative Agent to deliver such Qualifying Control Agreements).
1.15Further Assurances.
Promptly upon request by the Administrative Agent, or any Lender through the Administrative Agent, (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent permitted by applicable Law, subject any Loan Party’s or any of its Subsidiaries’ properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so.
1.16Anti-Corruption Laws; Sanctions.
Conduct its business in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation in other jurisdictions and with all applicable Sanctions, and, to the extent applicable, maintain policies and procedures designed to promote and achieve compliance with such laws and Sanctions.
1.17Compliance Programs.
(a)To the extent necessary, review and revise its policies and procedures to provide continuing compliance with all applicable Health Care Laws.
(b)Maintain appropriate programs and procedures for communicating such policies and procedures to all officers, directors and employees of the Company and its Subsidiaries.
(c)Provide that all officers, directors and employees of the Company and its Subsidiaries are able to report violations of any Health Care Laws.
(d)Provide that such reported violations are adequately addressed and corrected as soon as practicable.
1.18Condition of Participation in Third Party Payor Programs.
To the extent applicable to the Company and its Subsidiaries in the conduct of their business, (a) maintain its qualification for participation in, and payment under, Third Party Payor Programs, that provide for payment or reimbursement for services, except to the extent such loss or relinquishment would not reasonably be expected to have a Material Adverse Effect; and (b) promptly furnish or cause to be furnished to Administrative Agent and Lenders copies of all material reports and correspondence, if any, it sends or receives relating to any material loss or revocation (or material threatened loss or revocation) of any qualification described in this Section 6.18.
Article VII

NEGATIVE COVENANTS
Each of the Loan Parties hereby covenants and agrees that on the Closing Date and thereafter until the Facility Termination Date, no Loan Party shall, nor shall it permit any Subsidiary to, directly or indirectly:
1.01Liens.
Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for the following (the “Permitted Liens”):
(a)Liens pursuant to any Loan Document;
(b)Liens existing on the Second Amendment Effective Date and listed on Schedule 7.01 and any renewals or extensions thereof; provided, that, (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with any such renewal or extension of the underlying Indebtedness and by an amount equal to any existing commitments unutilized under the underlying Indebtedness, (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal, replacement, refinancing, restructuring or extension of the obligations secured or benefited thereby is a Permitted Refinancing permitted by Section 7.02(b);
(c)Liens for taxes not yet due or that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, provided, that, adequate reserves with respect thereto are maintained on the books of the Company or its Subsidiaries, as the case may be, in conformity with GAAP;
(d)statutory Liens of landlords, banks (and rights of set off), of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law (other than any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Code or by ERISA), in each case incurred in the ordinary course of business (i) for amounts not yet overdue or (ii) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of five (5) days) are being contested in good faith by appropriate proceedings, so long as such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts;
(e)Liens incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-ofmoney bonds and other similar obligations (exclusive of obligations for the payment of borrowed money or other Indebtedness);
(f)easements, rights-of-way, restrictions (including zoning restrictions), covenants, licenses, encroachments, protrusions and other similar charges or encumbrances, and minor title deficiencies on or with respect to any real property, in each case whether now or hereafter in existence, (i) not securing Indebtedness, (ii) not individually or in the aggregate materially impairing the value or marketability of such real property and (iii) not individually or in the aggregate materially interfering with the ordinary conduct of the business of the Company and its Subsidiaries at such real property;
(g)Liens arising out of judgments, attachments or awards not resulting in an Event of Default;
(h)Liens securing Indebtedness permitted under Section 7.02(c); provided, that: (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness together with any accessions thereto and proceeds thereof, (ii) the Indebtedness secured thereby does not exceed the cost (negotiated on an arm’s length basis) of the property being acquired on the date of acquisition and (iii) such Liens attach to such property concurrently with or within one hundred eighty (180) days after the acquisition thereof;
(i)any interest or title of a lessor under any lease entered into by the Company or any other Subsidiary in the ordinary course of its business and covering only the assets so leased, so long as no such leases, individually or in the aggregate, interfere in any material respect with the ordinary conduct of the business of the Company or any such Subsidiary or materially impair the use (for its intended purposes) or the value of the property subject thereto;
(j)Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Company or any Subsidiary in the ordinary course of business;
(k)non-exclusive licenses of Intellectual Property granted by the Company or any Subsidiary in the ordinary course of business and not interfering in any material respect with the ordinary conduct of business of the Company and its Subsidiaries;
(l)the filing of UCC financing statements solely as a precautionary measure in connection with operating leases or consignment of goods;
(m)Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;
(n)Liens securing Indebtedness permitted pursuant to Section 7.02(d); provided, that, (i) such Lien is not created in contemplation of or in connection with such Acquisition, (ii) such Lien shall not apply to any other property of the Company or any Subsidiary (other than improvements on the property subject thereto and proceeds thereof), and (iii) such Lien shall secure only those obligations it secures on the date of Acquisition, and any renewals, replacements, refinancings, restructurings or extensions thereof so long as the principal amount of such renewals, replacements, refinancings, restructurings or extensions thereof does not exceed the principal amount of the obligations being renewed, replaced, refinanced, restructured or extended except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in each case, in connection with any such renewals, replacements, refinancings, restructurings or extensions of the underlying Indebtedness; and

(o)other Liens not permitted by the foregoing clauses of this Section 7.01 securing Indebtedness or other obligations permitted pursuant to this Agreement in an aggregate principal amount not to exceed at any one time outstanding the greater of (i) $35,000,000, and (ii) an amount equal to ten percent (10%) of Consolidated EBITDA as of the most recent fiscal quarter end for which the Company was required to deliver financial statements pursuant to Section 6.01(a) or (b).
1.02Indebtedness.
Create, incur, assume or suffer to exist any Indebtedness, except:
(a)Indebtedness under the Loan Documents;
(b)Indebtedness outstanding on the Second Amendment Effective Date and listed on Schedule 7.02 (and any Permitted Refinancing thereof);
(c)Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations incurred by the Company or any of its Subsidiaries to finance the purchase of fixed assets, and renewals, refinancings and extensions thereof; provided, that, (i) the total of all such Indebtedness for all such Persons taken together shall not exceed an aggregate principal amount at any one time outstanding of the greater of (i) $15,000,000, and (ii) an amount equal to five percent (5%) of Consolidated EBITDA as of the most recent fiscal quarter end for which the Company was required to deliver financial statements pursuant to Section 6.01(a) or (b), (ii) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed, and (iii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;
(d)(i) Indebtedness of a Person that becomes a Subsidiary or Indebtedness incurred to finance assets of a Person that are acquired in a Permitted Acquisition in an aggregate amount not to exceed at any time the greater of (i) $35,000,000, and (ii) an amount equal to ten percent (10%) of Consolidated EBITDA as of the most recent fiscal quarter end for which the Company was required to deliver financial statements pursuant to Section 6.01(a) or (b); provided, that, (A) such Indebtedness existed at the time such Person became a Subsidiary or at the time such assets were acquired and, in each case, was not created in anticipation thereof, and (B) such Indebtedness is not guaranteed in any respect by the Company or any of its Subsidiaries (other than by any such Person that so becomes a Subsidiary), and (ii) any Permitted Refinancing of any Indebtedness specified in Section 7.02(d)(i);
(e)Indebtedness consisting of Earn Out Obligations incurred in connection with Permitted Acquisitions;

(f)Indebtedness in respect of netting services, overdraft protections and otherwise in connection with deposit accounts, in each case incurred in the ordinary course of business;
(g)unsecured Indebtedness of the Company or any of its Subsidiaries owed to sellers in connection with Permitted Acquisitions; provided, that, (i) the Company shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving Pro Forma Effect to the incurrence of such Indebtedness, the Consolidated Leverage Ratio shall be at least 0.50 less than the maximum Consolidated Leverage Ratio then permitted pursuant to Section 7.11(a) for the most recent fiscal quarter end for which the Company was required to deliver financial statements pursuant to Section 6.01(a) or Section 6.10(b), and (ii) no such Indebtedness shall require the Company or any of its Subsidiaries to comply with any financial covenants;
(h)intercompany Indebtedness arising pursuant to Investments permitted under Section 7.03 (other than by reference to this Section 7.02 (or any clause hereof));
(i)obligations (contingent or otherwise) of the Company or any Subsidiary existing or arising under any Swap Contract; provided, that, (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a “market view,” and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;
(j)[reserved];
(k)Guarantees with respect to Indebtedness of any Loan Party permitted under this Section 7.02; provided, that, if the Indebtedness being Guaranteed is subordinated to the Secured Obligations, such Guarantee shall be subordinated to the Guaranty on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness;
(l)Indebtedness under Secured Cash Management Agreements;
(m)to the extent constituting Indebtedness, Permitted Disqualified Capital Stock;
(n)to the extent constituting Indebtedness, Guarantees permitted pursuant to Section 7.03(k) or Section 7.03(l);

(o)other secured Indebtedness not permitted by any of the foregoing clauses of this Section 7.02, in an aggregate principal amount not to exceed at any time outstanding the greater of (i) $35,000,000, and (ii) an amount equal to ten percent (10%) of Consolidated EBITDA as of the most recent fiscal quarter end for which the Company was required to deliver financial statements pursuant to Section 6.01(a) or (b); and
(p)other unsecured Indebtedness not permitted by any of the foregoing clauses of this Section 7.02; provided, that, (i) no Default or Event of Default shall have occurred and be continuing at the time of incurrence of such Indebtedness or would result therefrom, and (ii) upon giving Pro Forma Effect to such Indebtedness, the Loan Parties would be in compliance with the financial covenants set forth in Section 7.11 as of the most recent fiscal quarter end for which the Company was required to deliver financial statements pursuant to Section 6.01(a) or (b).
Notwithstanding anything in this Section 7.02 to the contrary, Subsidiaries that are not Loan Parties may not incur Indebtedness for borrowed money under this Section 7.02 (other than pursuant to Section 7.02(h)) in an aggregate principal amount at any time outstanding in excess of the greater of (i) $15,000,000, and (ii) an amount equal to five percent (5%) of Consolidated EBITDA as of the most recent fiscal quarter end for which the Company was required to deliver financial statements pursuant to Section 6.01(a) or (b).
1.03Investments.
Make or hold any Investments, except:
(a)Investments existing as of the Second Amendment Effective Date and set forth on Schedule 7.03;
(b)(i) Investments owned as of the Second Amendment Effective Date in any Subsidiary of the Company, and (ii) Investments made after the Second Amendment Effective Date in any Person that is a Loan Party prior to giving effect to such Investment (including, for the avoidance of doubt, Guarantees by a Loan Party of the obligations of another Loan Party);
(c)Investments made after the Second Amendment Effective Date by Loan Parties in Subsidiaries that are not Loan Parties and joint ventures of the Company and its Subsidiaries, in an aggregate principal amount not to exceed at any one time outstanding the greater of (i) $85,000,000, and (ii) an amount equal to twenty-five percent (25%) of Consolidated EBITDA as of the most recent fiscal quarter end for which the Company was required to deliver financial statements pursuant to Section 6.01(a) or (b);
(d)Investments in cash and Cash Equivalents;

(e)Investments by any Subsidiary of the Company that is not a Loan Party in any other Subsidiary of the Company that is not a Loan Party;
(f)[reserved];
(g)loans and advances to employees of the Company or any of its Subsidiaries made in the ordinary course of business in compliance with applicable requirements of Law (including Section 402 of the SarbanesOxley Act) in an aggregate principal amount not to exceed $2,000,000 at any time outstanding;
(h)Guarantees permitted by Section 7.02 (other than by reference to this Section 7.03 (or any clause hereof));
(i)Permitted Acquisitions;
(j)(i) Investments in securities of trade creditors or customers received in connection with the settlement of debts, the satisfaction of judgments, settlements, compromises or resolutions of litigation, arbitration or other disputes, upon foreclosure or pursuant to any plan of reorganization or liquidation or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers and (ii) deposits, prepayments and other credits to suppliers made in the ordinary course of business consistent with the past practices of the Company or any of its Subsidiaries;
(k)Guarantees of (i) reasonable indemnity obligations of Subsidiaries in connection with any Disposition of assets by such Subsidiaries permitted under this Agreement or any contribution of assets to a Subsidiary pursuant to an Investment permitted by Section 7.03 and (ii) obligations of Subsidiaries under operating leases (in the case of each of clauses (i) and (ii), other than such obligations of Subsidiaries constituting Indebtedness);
(l)Guarantees of obligations of non-Wholly Owned Subsidiaries to repurchase Permitted Disqualified Capital Stock;
(m)any other Investment not permitted by any of the foregoing clauses of this Section 7.03; provided, that, (i) no Default or Event of Default shall have occurred and be continuing at the time of such Investment or would result therefrom, and (ii) upon giving Pro Forma Effect to such Investment, the Consolidated Leverage Ratio would not exceed 2.75 to 1.0; and
(n)other Investments not permitted by any of the foregoing clauses of this Section 7.03, in an aggregate principal amount not to exceed at any time outstanding the greater of (i) $50,000,000, and (ii) an amount equal to fifteen percent (15%) of Consolidated EBITDA as of the most recent fiscal quarter end for which the Company was required to deliver financial statements pursuant to Section 6.01(a) or (b) (in any case, net of amounts realized in respect of such Investments upon the sale, collection or return of capital (not to exceed the original amount invested)).
1.04Fundamental Changes.
Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person; provided, that, notwithstanding the foregoing provisions of this Section 7.04 but subject to the terms of Sections 6.13 and 6.14: (a) the Company may merge or consolidate with any of its Subsidiaries (other than Amedisys Holding) provided, that, the Company shall be the continuing or surviving Person; (b) Amedisys Holding may merge or consolidate with any of its Subsidiaries provided, that, Amedisys Holding shall be the continuing or surviving Person; (c) any Loan Party other than a Borrower may merge or consolidate with any other Loan Party other than a Borrower; (d) any Subsidiary that is not a Loan Party may be merged or consolidated with or into any Loan Party so long as such Loan Party shall be the continuing or surviving Person; (e) any Subsidiary that is not a Loan Party may be merged or consolidated with or into any other Subsidiary that is not a Loan Party; (f) any Subsidiary (other than Amedisys Holding) may dissolve, liquidate or wind up its affairs at any time; provided, that, (i) such dissolution, liquidation or winding up, as applicable, would not reasonably be expected to have a Material Adverse Effect and (ii) the Lien on and security interest in any property of such Subsidiary granted or to be granted in favor of the Secured Parties under the Collateral Documents shall be maintained or created in accordance with the provisions of Section 6.14 or Section 6.15, as applicable; (g) any Loan Party (other than a Borrower) may transfer all or substantially all of its assets to a Subsidiary that is not a Loan Party to effectuate an Investment permitted by Section 7.03(c) (so long as such transfer is permitted by Section 7.05); and (h) so long as no Event of Default shall have occurred and be continuing or would result therefrom, any Subsidiary (other than Amedisys Holding) may change its legal form if the Company determines that such action is in its best interests and makes such change in a manner reasonably acceptable to the Administrative Agent (including with respect to the continued perfection of Liens on the Collateral, a reaffirmation by each Loan Party of its continued obligations under this Agreement and the other Loan Documents, continued compliance by the Loan Parties with Section 6.13 and Section 6.14 and satisfaction of customary PATRIOT Act and Beneficial Ownership Regulation requirements).
1.05Dispositions.
Make any Disposition unless (a) the assets are sold for fair market value (to the extent the value is greater than $10,000,000 as determined in good faith by the Board of Directors of the Company), (b) at least seventy percent (70%) of the aggregate consideration for such Disposition is received in cash or Cash Equivalents, (c) no Default or Event of Default exists or would result from such Disposition, and (d) the aggregate net book value of all assets sold or otherwise disposed of by the Loan Parties and their Subsidiaries shall not exceed (i) in any fiscal year of the Company, the greater of (A) $25,000,000, and (B) an amount equal to seven and a half percent (7.5%) of Consolidated EBITDA as of the most recent fiscal quarter end for which the Company was required to deliver financial statements pursuant to Section 6.01(a) or (b) and (ii) during the term of this Agreement, the greater of (A) $100,000,000, and (B) an amount equal to thirty percent (30%) of Consolidated EBITDA as of the most recent fiscal quarter end for which the Company was required to deliver financial statements pursuant to Section 6.01(a) or (b).
1.06Restricted Payments.

Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:
(a)each Subsidiary may make Restricted Payments (i) to any Loan Party or (ii) to any Subsidiary that is not a Loan Party that owns Equity Interests in such Subsidiary (and, in the case of Restricted Payments by a non-Wholly Owned Subsidiary, to the Company and any such other Subsidiary and to each other owner of Equity Interests of such Subsidiary based on their relative ownership interests); and
(b)the Company and each Subsidiary may declare and make dividend payments or other distributions payable solely in the Qualified Capital Stock of such Person;
(c)    the Company may make any other Restricted Payment; provided, that, (i) no Default or Event of Default shall have occurred and be continuing at the time of such Restricted Payment or would result therefrom, and (ii) upon giving Pro Forma Effect to such Restricted Payment, the Consolidated Leverage Ratio is less than 2.75 to 1.0.

1.07Change in Nature of Business.
Engage in any material line of business substantially different from those lines of business conducted by the Company and its Subsidiaries on the Closing Date or any business substantially related or incidental thereto.
1.08Transactions with Affiliates.
Enter into or permit to exist any transaction or series of transactions with any officer, director or Affiliate of such Person other than (a) advances of working capital to any Loan Party, (b) transfers of cash and assets to any Loan Party, (c) intercompany transactions expressly permitted by Section 7.02, Section 7.03, Section 7.04, Section 7.05 or Section 7.06, (d) reasonable and customary director, officer and employee compensation (including bonuses) and other benefits (including retirement, health, stock option and other benefit plans) and reasonable indemnification and severance arrangements, (e) transactions pursuant to agreements or plans in existence on the Second Amendment Effective Date and set forth on Schedule 7.08, and (f) except as otherwise specifically limited in this Agreement, other transactions which are entered into in the ordinary course of such Person’s business on terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms-length transaction with a Person other than an officer, director or Affiliate.
1.09Burdensome Agreements.
Enter into, or permit to exist, any Contractual Obligation that (a) encumbers or restricts the ability of any such Person to (i) make Restricted Payments to any Loan Party, (ii) pay any Indebtedness or other obligations owed to any Loan Party, (iii) make loans or advances to any Loan Party, (iv) transfer any of its property to any Loan Party, (v) pledge its property pursuant to the Loan Documents or any renewals, refinancings, exchanges, refundings or extension thereof or (vi) act as a Loan Party pursuant to the Loan Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (i) through (v) above) for (1) this Agreement and the other Loan Documents, (2) customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Section 7.05 pending the consummation of such sale, (3) any agreement in effect at the time such Subsidiary becomes a Subsidiary of the Company, so long as such agreement was not entered into in connection with or in contemplation of such person becoming a Subsidiary of the Company, (4) any instrument governing Indebtedness assumed in connection with any Permitted Acquisition, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person or the properties or assets of the Person so acquired and (5) customary provisions in joint venture agreements and other similar agreements applicable to joint ventures entered into in the ordinary course of business relating to the assets and Equity Interests of such joint venture, or (b) requires the grant of any security for any obligation if such property is given as security for the Secured Obligations.
1.10Use of Proceeds.
Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.
1.11Financial Covenants.
(a)Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any Measurement Period ending as of the end of any fiscal quarter of the Company to be greater than 3.50 to 1.0; provided, that, for each of the four (4) Measurement Periods immediately following a Qualified Acquisition (such period of increase, the “Leverage Increase Period”), the ratio set forth above shall be increased to 4.00 to 1.0; provided, further, that, (A) for at least one (1) fiscal quarter immediately following each Leverage Increase Period, the Consolidated Leverage Ratio as of the end of such fiscal quarter shall not be greater than 3.50 to 1.0 prior to giving effect to another Leverage Increase Period pursuant to the immediately preceding proviso and (B) the Leverage Increase Period shall only apply with respect to the calculation of the Consolidated Leverage Ratio for purposes of determining compliance with this Section 7.11(a) as of the end of any Measurement Period ending as of the end of any fiscal quarter of the Company and for purposes of any Qualified Acquisition Pro Forma Determination.
(b)Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as of the end of any Measurement Period ending as of the end of any fiscal quarter of the Company to be less than 3.00 to 1.0.
1.12Amendments of Organization Documents; Fiscal Year; Legal Name, State of Organization; Form of Entity and Accounting Changes.
(a)Terminate, amend or modify any of its Organization Documents (including (i) by the filing or modification of any certificate of designation and (ii) any election to treat any Pledged Shares (as defined in the Pledge Agreement) as a “security” under Section 8-103 of the UCC other than concurrently with the delivery of certificates representing such

Pledged Shares to the Administrative Agent) or any agreement to which it is a party with respect to its Equity Interests (including any stockholders’ agreement), or enter into any new agreement with respect to its Equity Interests, other than any such amendments or modifications or such new agreements which are not adverse in any material respect to the interests of the Lenders.
(b)Change its fiscal year.
(c)Change its name, state of organization, form of organization or principal place of business; provided, that, such changes may be made so long as written notice of such change is provided to the Administrative Agent within fifteen (15) Business Days (or such longer period as the Administrative Agent shall accept in its sole discretion) thereafter.
(d)Permit any Domestic Subsidiary that is not a C-corporation that does not hold Equity Interests of a CFC on the Closing Date to hold Equity Interests of a CFC.
(e)Permit Amedisys Holding to fail be a Wholly Owned Subsidiary of the Company.
(f)Make any change in accounting policies or reporting practices, except as required by GAAP.
1.13Sale and Leaseback Transactions.
Enter into any Sale and Leaseback Transaction.
1.14Prepayments, Etc. of Junior Debt.
Make any payment or prepayment of principal of or redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner any Indebtedness that is expressly subordinated in right of payment to the Secured Obligations, any Indebtedness secured by Liens on the Collateral contractually junior to those created under the Collateral Documents, any unsecured Indebtedness for borrowed money or any Permitted Refinancing of any of the foregoing (collectively, “Junior Debt”), or make any payment in violation of any subordination terms applicable to any such Indebtedness (each a “Junior Debt Payment”), except that:
(a)the Company and each Subsidiary may declare and make Junior Debt Payments payable solely in the Qualified Capital Stock of such Person; and
(b)    the Company and its Subsidiaries may make any other Junior Debt Payment; provided, that, (i) no Default or Event of Default shall have occurred and be continuing at the time of such Junior Debt Payment or would result therefrom, and (ii) upon giving Pro Forma Effect to such Junior Debt Payment, the Consolidated Leverage Ratio is less than 2.75 to 1.0.
1.15Amendment, Etc. of Indebtedness.

Amend or modify any of the terms of any Indebtedness of any Loan Party or any Subsidiary (other than Indebtedness arising under the Loan Documents) if such amendment or modification would add or change any terms in a manner adverse to any Loan Party or any Subsidiary, shorten the final maturity or Weighted Average Life to Maturity, require any payment to be made sooner than originally scheduled, increase the interest rate applicable thereto or otherwise be materially adverse to the Secured Parties.
1.16Ownership of Subsidiaries.
Notwithstanding any other provisions of this Agreement to the contrary, (a) establish, create or acquire any additional Subsidiaries without the prior written consent of the Required Lenders; provided, that, without such consent, the Company may (i) establish or create one or more Wholly Owned Subsidiaries of the Company that are Domestic Subsidiaries or (ii) establish, create or acquire one or more Domestic Subsidiaries in connection with an Investment permitted by Section 7.03, so long as, in each case, Sections 6.13 and 6.14 shall be complied with to the extent required by such sections; (b) permit any Loan Party or any Subsidiary to issue or have outstanding any shares of Disqualified Capital Stock (other than Permitted Disqualified Capital Stock); (c) create, incur, assume or suffer to exist any Lien on any Equity Interests of any Subsidiary of any Loan Party, except for Permitted Liens; or (d) own, directly or indirectly, any Foreign Subsidiary (other than any Foreign Subsidiary that is organized under the laws of a territory of the United States).
1.17Sanctions.
Use any Credit Extension or the proceeds of any Credit Extension, or lend, contribute or otherwise make available such Credit Extension or the proceeds of any Credit Extension to any Person, to fund any activities of or business with any Person, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as Lender, Arranger, Administrative Agent, L/C Issuer, Swingline Lender, or otherwise) of Sanctions.
1.18Anti-Corruption Laws.
Use any Credit Extension or the proceeds of any Credit Extension for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation in other jurisdictions.
1.19Specified Entities.
Permit the aggregate Net Revenues of the Specified Entities to exceed five percent (5%) of the consolidated Net Revenues of the Company and its Subsidiaries (excluding any contribution to Net Revenues from Subsidiaries that are not Wholly Owned Subsidiaries).
Article VIII

EVENTS OF DEFAULT AND REMEDIES
1.01Events of Default.
Any of the following shall constitute an “Event of Default”:
(a)Non-Payment. Any Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation or deposit any funds as Cash Collateral in respect of L/C Obligations, or (ii) within three (3) Business Days after the same becomes due, any interest on any Loan or on any L/C Obligation, any fee due hereunder, or any other amount payable hereunder or under any other Loan Document; or
(b)Specific Covenants. Any Loan Party fails to perform or observe any term, covenant or agreement contained in any of Section 6.03(a), 6.05(a) and (b) (with respect to the Borrowers only), 6.11, 6.13, 6.14 or Article VII; or
(c)Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or Section 8.01(b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for a period of ten (10) Business Days after the earlier of (i) notice to the Company from the Administrative Agent or the Required Lenders, and (ii) a Responsible Officer becoming aware of such default; or
(d)Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Company or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be materially incorrect or misleading when made or deemed made; or
(e)Cross-Default. (i) Any Loan Party or any Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount (provided, that, if (and only for so long as) all such failures to pay are in the nature of a setoff against purchase price adjustments or indemnities, in each case, arising from seller financing permitted pursuant to Section 7.02 in connection with Permitted Acquisitions, then such $15,000,000 threshold amount shall be deemed to be $25,000,000), or (B) fails to observe or perform any other agreement or condition relating to any Indebtedness or Guarantee having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded, or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Loan Party or any Subsidiary thereof is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Loan Party or any Subsidiary thereof is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Loan Party or such Subsidiary as a result thereof is greater than the Threshold Amount; or
(f)Insolvency Proceedings, Etc. Any Loan Party or any Subsidiary thereof institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) days, or an order for relief is entered in any such proceeding; or
(g)Inability to Pay Debts; Attachment. (i) Any Loan Party or any Subsidiary thereof becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within sixty (60) days after its issue or levy; or
(h)Judgments. There is entered against any Loan Party or any Subsidiary thereof (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has been notified of the potential claim and does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or
(i)ERISA. (i) The occurrence of an ERISA Event, or (ii) any other event or condition shall occur or exist with respect to a Plan, and, such event or condition, together with all other such events or conditions, if any, has had or would reasonably be expected to have a Material Adverse Effect; or
(j)Invalidity of Loan Documents. Any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all Obligations arising under the Loan Documents, ceases to be in full force and effect; or any Loan Party or any Affiliate thereof contests in any manner the validity or enforceability of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; or
(k)Health Care Laws. The Company or any of its Subsidiaries shall fail to (i) comply, in any material respect, with any Health Care Law or (ii) maintain any material Governmental Authorization, material accreditation or material Government Third Party Payor Program provider number or agreement or otherwise become no longer eligible for participation in any material Government Third Party Payor Program, and, in each case, such failure will cause a Material Adverse Effect; or
(l)Collateral Documents. Any Lien created by the Collateral Documents shall at any time fail to constitute a valid and (to the extent required by the Collateral Documents or as otherwise permitted under this Agreement) perfected Lien on any material portion of the Collateral purported to be subject thereto, securing the obligations purported to be secured thereby, with the priority required by the Loan Documents, or any Loan Party shall so assert in writing, in each case other than as a result of action or inaction of the Administrative Agent or any Lender; or
(m)Change of Control. There occurs any Change of Control.
Without limiting the provisions of Article IX, if a Default shall have occurred under the Loan Documents, then such Default will continue to exist until it either is cured (to the extent specifically permitted) in accordance with the Loan Documents or is otherwise expressly waived by the Administrative Agent (with the approval of requisite Appropriate Lenders (in their sole discretion) as determined in accordance with Section 11.01); and once an Event of Default occurs under the Loan Documents, then such Event of Default will continue to exist until it is expressly waived by the requisite Appropriate Lenders or by the Administrative Agent with the approval of the requisite Appropriate Lenders, as required hereunder in Section 11.01.

1.02Remedies upon Event of Default.
If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:
(a)declare the Commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;
(b)declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers;
(c)require that the Borrowers Cash Collateralize the L/C Obligations (in an amount equal to the Minimum Collateral Amount with respect thereto); and
(d)exercise on behalf of itself, the Lenders and the L/C Issuer all rights and remedies available to it, the Lenders and the L/C Issuer under the Loan Documents or applicable Law or equity;
provided, however, that, upon the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrowers to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.
1.03Application of Funds.
After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02) or if at any time insufficient funds are received by and available to the Administrative Agent to pay fully all Secured Obligations then due hereunder, any amounts received on account of the Secured Obligations shall, subject to the provisions of Sections 2.14 and 2.15, be applied by the Administrative Agent in the following order:
First, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;
Second, to payment of that portion of the Secured Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer) arising under the

Loan Documents and amounts payable under Article III, ratably among them in proportion to the respective amounts described in this clause Second payable to them;
Third, to payment of that portion of the Secured Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans and L/C Borrowings, ratably among the Lenders and the L/C Issuers in proportion to the respective amounts described in this clause Third held by them;
Fourth, to (a) payment of that portion of the Secured Obligations constituting accrued and unpaid principal of the Loans and L/C Borrowings, (b) payment of that portion of the Secured Obligations then owing under Secured Hedge Agreements, (c) payment of that portion of the Secured Obligations then owing under Secured Cash Management Agreements and (d) Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit, ratably among the Lenders, Hedge Banks, Cash Management Banks and the L/C Issuers in proportion to the respective amounts described in this clause Fourth held by them; and
Last, the balance, if any, after all of the Secured Obligations have been paid in full, to the Borrowers or as otherwise required by Law.
Subject to Sections 2.03(c) and 2.14, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fourth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Secured Obligations, if any, in the order set forth above. Excluded Swap Obligations with respect to any Loan Party shall not be paid with amounts received from such Loan Party or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Secured Obligations otherwise set forth above in this Section.
Notwithstanding the foregoing, Secured Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received a Secured Party Designation Notice, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Cash Management Bank or Hedge Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX for itself and its Affiliates as if a “Lender” party hereto.
Article IX

ADMINISTRATIVE AGENT
1.01Appointment and Authority.
(a)Appointment. Each of the Lenders and the L/C Issuer hereby irrevocably appoints, designates and authorizes Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and neither any Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.
(b)Collateral Agent. The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a potential Hedge Bank and a potential Cash Management Bank) and the L/C Issuer hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article IX and Article XI (including Section 11.04(c), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.
1.02Rights as a Lender.
The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust, financial, advisory, underwriting or other business with any Loan Party or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or to provide notice to or consent of the Lenders with respect thereto.
1.03Exculpatory Provisions.
(a)The Administrative Agent or the Arrangers, as applicable, shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent or the Arrangers, as applicable, and their Related Parties:
(i)shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
(ii)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided, that, the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and
(iii)shall not have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, to any Lender or the L/C Issuer any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their Affiliates that is communicated to, or in the possession of, the Administrative Agent, Arrangers or any of their Related Parties in any capacity, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein.
(b)Neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or not taken by the Administrative Agent under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary), or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Company, a Lender or the L/C Issuer.
(c)Neither the Administrative Agent nor any of its Related Parties have any duty or obligation to any Lender or participant or any other Person to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
1.04Reliance by Administrative Agent.
The Administrative Agent shall be entitled to rely upon, and shall be fully protected in relying and shall not incur any liability for relying upon, any notice, request, certificate, communication, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall be fully protected in relying and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Loan Parties), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
1.05Delegation of Duties.
The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Facilities as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.
1.06Resignation of Administrative Agent.
(a)Notice. The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Company. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Company, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above; provided, that, in no event shall any successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.
(b)Defaulting Lender. If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable Law, by notice in writing to the Company and such Person remove such Person as Administrative Agent and, in consultation with the Company, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.
(c)Effect of Resignation or Removal. With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuer under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 11.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (x) while the retiring or removed Administrative Agent was acting as Administrative Agent, and (y) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including acting as collateral agent or otherwise holding any collateral security on behalf of any of the Secured Parties and in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent.
(d)L/C Issuer and Swingline Lender. Any resignation or removal by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as L/C Issuer and Swingline Lender. If Bank of America resigns as the L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c). If Bank of America resigns as Swingline Lender, it shall retain all the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or SOFR Daily Floating Rate Loans or fund risk participations in outstanding Swingline Loans pursuant to Section 2.04(c). Upon the appointment by the Company of a successor L/C Issuer or Swingline Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting

Lender), (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swingline Lender, as applicable, (ii) the retiring L/C Issuer and Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.
1.07Non-Reliance on Administrative Agent, Arrangers and Other Lenders.
Each Lender and the L/C Issuer expressly acknowledges that neither the Administrative Agent nor any Arranger has made any representation or warranty to it, and that no act by the Administrative Agent or any Arranger hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent or any Arranger to any Lender or the L/C Issuer as to any matter, including whether the Administrative Agent or any Arranger has disclosed material information in their (or their respective Related Parties’) possession. Each Lender and the L/C Issuer represents to the Administrative Agent and each Arranger that it has, independently and without reliance upon the Administrative Agent, any Arranger, any other Lender or any of their respective Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers hereunder. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger, any other Lender or any of their respective Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Each Lender and the L/C Issuer represents and warrants that (a) the Loan Documents set forth the terms of a commercial lending facility, and (b) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender or the L/C Issuer for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender or the L/C Issuer, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender and the L/C Issuer agrees not to assert a claim in contravention of the foregoing. Each Lender and the L/C Issuer represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or the L/C Issuer, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities.
1.08No Other Duties, Etc.

Anything herein to the contrary notwithstanding, none of the titles listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, an Arranger, a Lender or the L/C Issuer hereunder.
1.09Administrative Agent May File Proofs of Claim; Credit Bidding.
In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise:
(a)to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Sections 2.03(h) and (i), 2.09, 2.10(b) and 11.04) allowed in such judicial proceeding; and
(b)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09, 2.10(b) and 11.04.
Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Secured Obligations or the rights of any Lender or the L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or the L/C Issuer or in any such proceeding.
The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Secured Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Secured Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Sections 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any similar Laws in any other jurisdictions to which a Loan Party is subject, (b) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable Law. In connection with any such credit bid and purchase, the Secured Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Secured Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid, (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (ii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided, that, any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 11.01), (iii) the Administrative Agent shall be authorized to assign the relevant Secured Obligations to any such acquisition vehicle pro rata by the Lenders, as a result of which each of the Lenders shall be deemed to have received a pro rata portion of any Equity Interests and/or debt instruments issued by such an acquisition vehicle on account of the assignment of the Secured Obligations to be credit bid, all without the need for any Secured Party or acquisition vehicle to take any further action, and (iv) to the extent that Secured Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Secured Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Secured Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Secured Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action.
1.10Collateral and Guaranty Matters.
Each of the Lenders (including in its capacities as a potential Cash Management Bank and a potential Hedge Bank) and each of the L/C Issuer irrevocably authorize the Administrative Agent, at its option and in its discretion,
(a)to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon the Facility Termination Date, (ii) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted hereunder or under any other Loan Document, or (iii) if approved, authorized or ratified in writing by the Required Lenders or each Lender, as applicable, in accordance with Section 11.01;
(b)to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(h); and

(c)to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents.
Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Administrative Agent will, at the Borrowers’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10.
The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.
1.11Secured Cash Management Agreements and Secured Hedge Agreements.
Except as otherwise expressly set forth herein, no Cash Management Bank or Hedge Bank that obtains the benefit of the provisions of Section 8.03, the Guaranty or any Collateral by virtue of the provisions hereof or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) (or to notice of or to consent to any amendment, waiver or modification of the provisions hereof or of the Guaranty or any Collateral Document) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements except to the extent expressly provided herein and unless the Administrative Agent has received a Secured Party Designation Notice of such Secured Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. The Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements in the case of a Facility Termination Date.
1.12ERISA Matters.
(a)Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that at least one of the following is and will be true:
(i)such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments, or this Agreement,
(ii)the transaction exemption set forth in one or more PTEs, such as PTE 84–14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95–60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90–1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91–38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96–23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,
(iii)(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84–14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84–14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84–14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or
(iv)such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)In addition, unless either (1) clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any other Loan Document or any documents related hereto or thereto).
1.13Recovery of Erroneous Payments.
Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender Recipient Party, whether or not in respect of an Obligation due and owing by any Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender Recipient Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Lender Recipient Party in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender Recipient Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount.  The Administrative Agent shall inform each Lender Recipient Party promptly upon determining that any payment made to such Lender Recipient Party comprised, in whole or in part, a Rescindable Amount.
Article X

CONTINUING GUARANTY
1.01Guaranty.
Each Guarantor hereby absolutely and unconditionally, jointly and severally guarantees, as primary obligor and as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all Secured Obligations (for each Guarantor, subject to the proviso in this sentence, its “Guaranteed Obligations”); provided, that: (i) the Guaranteed Obligations of a Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor and (ii) the liability of each Guarantor individually with respect to this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any applicable state law. Without limiting the generality of the foregoing, the Guaranteed Obligations shall include such indebtedness, obligations, and liabilities, or portion thereof, which may be or hereafter become unenforceable or compromised or shall be allowed or disallowed claim under any proceeding or case commenced by or against any debtor under any Debtor Relief Laws. The Administrative Agent’s books and records showing the amount of the Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon each Guarantor, and conclusive for the purpose of establishing the amount of the Secured Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Secured Obligations or any instrument or agreement evidencing any Secured Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Secured Obligations which might otherwise constitute a defense to the obligations of the Guarantors, or any of them, under this Guaranty, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing.
1.02Rights of Lenders.
Each Guarantor consents and agrees that the Secured Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Secured Obligations or any part thereof, (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Secured Obligations, (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent, the L/C Issuer and the Lenders in their sole discretion may determine, and (d) release or substitute one or more of any endorsers or other guarantors of any of the Secured Obligations. Without limiting the generality of the foregoing, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of such Guarantor.
1.03Certain Waivers.
Each Guarantor waives (a) any defense arising by reason of any disability or other defense of the Borrowers or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of any Secured Party) of the liability of the Borrowers or any other Loan Party, (b) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of the Borrowers or any other Loan Party, (c) the benefit of any statute of limitations affecting any Guarantor’s liability hereunder, (d) any right to proceed against the Borrowers or any other Loan Party, proceed against or exhaust any security for the Secured Obligations, or pursue any other remedy in the power of any Secured Party whatsoever, (e) any benefit of and any right to participate in any security now or hereafter held by any Secured Party, and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable Law limiting the liability of or exonerating guarantors or sureties. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Secured Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Secured Obligations. Each Guarantor waives any rights and defenses that are or may become available to it by reason of §§ 2787 to 2855, inclusive, and §§ 2899 and 3433 of the California Civil Code. The foregoing waivers and the provisions hereinafter set forth in this Guaranty which pertain to California law are included solely out of an abundance of caution, and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Guaranty or the Secured Obligations.
1.04Obligations Independent.

The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Secured Obligations and the obligations of any other guarantor, and a separate action may be brought against each Guarantor to enforce this Guaranty whether or not any Borrower or any other person or entity is joined as a party.
1.05Subrogation.
No Guarantor shall exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Secured Obligations and any amounts payable under this Guaranty have been indefeasibly paid and performed in full and the Commitments and the Facilities are terminated. If any amounts are paid to a Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Secured Parties to reduce the amount of the Secured Obligations, whether matured or unmatured.
1.06Termination; Reinstatement.
This Guaranty is a continuing and irrevocable guaranty of all Secured Obligations now or hereafter existing and shall remain in full force and effect until the Facility Termination Date. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of a Borrower or a Guarantor is made, or any of the Secured Parties exercises its right of setoff, in respect of the Secured Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any of the Secured Parties in their discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Secured Parties are in possession of or have released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of each Guarantor under this paragraph shall survive termination of this Guaranty.
1.07Stay of Acceleration.
If acceleration of the time for payment of any of the Secured Obligations is stayed, in connection with any case commenced by or against a Guarantor or a Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by each Guarantor, jointly and severally, immediately upon demand by the Secured Parties.
1.08Condition of Borrower.
Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from each Borrower and any other guarantor such information concerning the financial condition, business and operations of each Borrower and any such other guarantor as such Guarantor requires, and that none of the Secured Parties has any duty, and such Guarantor is not relying on the Secured Parties at any time, to disclose to it any information relating to the business, operations or financial condition of each Borrower or any other guarantor (each Guarantor waiving any duty on the part of the Secured Parties to disclose such information and any defense relating to the failure to provide the same).
1.09Appointment of Company.
Each of the Loan Parties hereby appoints the Company to act as its agent for all purposes of this Agreement, the other Loan Documents and all other documents and electronic platforms entered into in connection herewith and agrees that (a) the Company may execute such documents and provide such authorizations on behalf of such Loan Parties as the Company deems appropriate in its sole discretion and each Loan Party shall be obligated by all of the terms of any such document and/or authorization executed on its behalf, (b) any notice or communication delivered by the Administrative Agent, the L/C Issuer or a Lender to the Company shall be deemed delivered to each Loan Party and (c) the Administrative Agent, the L/C Issuer or the Lenders may accept, and be permitted to rely on, any document, authorization, instrument or agreement executed by the Company on behalf of each of Loan Parties.
1.10Right of Contribution.
The Guarantors agree among themselves that, in connection with payments made hereunder, each Guarantor shall have contribution rights against the other Guarantors as permitted under applicable Law.
1.11Keepwell.
Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty or the grant of a Lien under the Loan Documents, in each case, by any Specified Loan Party becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Article X voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Secured Obligations have been indefeasibly paid and performed in full. Each Loan Party intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.
1.12Additional Guarantor Waivers and Agreements.
(a)    Each Guarantor understands and acknowledges that if the Secured Parties foreclose judicially or nonjudicially against any real property security for the Secured Obligations, that foreclosure could impair or destroy any ability that such Guarantor may have to seek reimbursement, contribution, or indemnification from the Borrowers or others based on any right such Guarantor may have of subrogation, reimbursement, contribution, or indemnification for any amounts paid by such Guarantor under this Guaranty. Each Guarantor further understands and acknowledges that in the absence of this paragraph, such potential impairment or destruction of such Guarantor’s rights, if any, may entitle such Guarantor to assert a defense to this Guaranty based on Section 580d of the California Code of Civil Procedure as interpreted in Union Bank v. Gradsky, 265 Cal. App. 2d 40 (1968). By executing this Guaranty, each Guarantor freely, irrevocably, and unconditionally: (i) waives and relinquishes that defense and agrees that it will be fully liable under this Guaranty even though the Secured Parties may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the Secured Obligations, (ii) agrees that it will not assert that defense in any action or proceeding which the Secured Parties may commence to enforce this Guaranty, (iii) acknowledges and agrees that the rights and defenses waived by such Guarantor in this Guaranty include any right or defense that it may have or be entitled to assert based upon or arising out of any one or more of §§ 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or § 2848 of the California Civil Code, and (iv) acknowledges and agrees that the Secured Parties are relying on this waiver in creating the Secured Obligations, and that this waiver is a material part of the consideration which the Secured Parties are receiving for creating the Secured Obligations.
(b)    Each Guarantor waives all rights and defenses that it may have because any of the Secured Obligations is secured by real property. This means, among other things: (i) the Secured Parties may collect from any Guarantor without first foreclosing on any real or personal property collateral pledged by the other Loan Parties, and (ii) if the Secured Parties foreclose on any real property collateral pledged by the other Loan Parties: (A) the amount of the Secured Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) the Secured Parties may collect from any Guarantor even if the Secured Parties, by foreclosing on the real property collateral, have destroyed any right such Guarantor may have to collect from the Borrowers. This is an unconditional and irrevocable waiver of any rights and defenses each Guarantor may have because any of the Secured Obligations is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon § 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.
(c)    Each Guarantor waives any right or defense it may have at law or equity, including California Code of Civil Procedure § 580a, to a fair market value hearing or action to determine a deficiency judgment after a foreclosure.
Article XI

MISCELLANEOUS
1.01Amendments, Etc.
No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrowers or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and the Borrowers or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that, no such amendment, waiver or consent shall:
(a)extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender (it being understood and agreed that a waiver of any condition precedent in Section 4.02 or of any Default or a mandatory reduction in Commitments is not considered an extension or increase in Commitments of any Lender);
(b)postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled or mandatory reduction of the Commitments hereunder or under such other Loan Document without the written consent of each Lender entitled to such payment or whose Commitments are to be reduced;
(c)reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause

(iv) of the final proviso to this Section 11.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender entitled to such amount; provided, however, that, only the consent of the Required Lenders shall be necessary to amend (i) the definition of “Default Rate” or to waive any obligation of the Borrowers to pay interest or Letter of Credit Fees at the Default Rate, or (ii) any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder;
(d)change Section 2.13 or Section 8.03 or any other provision hereof in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;
(e)change any provision of this Section 11.01 or the definition of “Required Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or thereunder or make any determination or grant any consent hereunder without the written consent of each Lender;
(f)release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender;
(g)release, or agree to release, all or substantially all of the Guarantors, without the written consent of each Lender, except to the extent the release of any Subsidiary from the Guaranty is permitted pursuant to Section 9.10 (in which case such release may be made by the Administrative Agent acting alone);
(h)release a Borrower or permit a Borrower to assign or transfer any of its rights or obligations under this Agreement or the other Loan Documents without the consent of each Lender;
(i)change or waive any provision of Article X as the same applies to the Administrative Agent, or any other provision hereof as the same applies to the rights or obligations of the Administrative Agent, in each case without the written consent of the Administrative Agent;
(j)change the application of prepayments as among or between classes of Loans under Section 2.05(a)(i) or Section 2.05(b)(iv), without the written consent of the Required Lenders for the class of Loans that is being allocated a lesser prepayment as a result thereof (it being understood that the Required Lenders may waive, in whole or in part, any prepayment so long as the application, as between the classes of Loans, of any portion of such prepayment that is still required to be made is not changed);

(k)change this clause (k) or the definition of “Required Revolving Lenders” without the consent of each Revolving Lender;
(l)without the prior written consent of each Lender directly affected thereby, change Section 2.06(c) in a manner that would alter the pro rata reduction of Commitments; or
(m)without the prior written consent of each Lender directly affected thereby, (i) subordinate, or have the effect of subordinating, the Obligations hereunder to any other Indebtedness or other obligation or (ii) subordinate, or have the effect of subordinating, the Liens securing the Obligations to Liens securing any other Indebtedness or other obligation;
provided, further, that, (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it, (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lender in addition to the Lenders required above, affect the rights or duties of the Swingline Lender under this Agreement, (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document, and (iv) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, (A) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender, or all Lenders or each affected Lender under a Facility, may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (1) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (2) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender, or all Lenders or each affected Lender under a Facility, that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender, (B) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code of the United States supersedes the unanimous consent provisions set forth herein and (C) the Required Lenders shall determine whether or not to allow a Loan Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders.
Notwithstanding anything herein to the contrary, (v) in order to implement any additional Commitments and/or any Incremental Term Facility in accordance with Section 2.02(g), this Agreement may be amended for such purpose (but solely to the extent necessary to implement such additional Commitments and/or such Incremental Term Facility in accordance with Section 2.02(g), including amendments to this Section 11.01 as may be necessary to include the Lenders providing such additional Commitments and/or such Incremental Term Facility or implement such additional Commitments and/or such Incremental Term Facility) by the Borrowers, the other Loan Parties, the Administrative Agent and the relevant Lenders providing such additional Commitments and/or providing a portion of such Incremental Term Facility, (w) if following the Closing Date, the Administrative Agent and the Borrowers shall have jointly identified an inconsistency, obvious error or omission of a technical or immaterial nature, in each case, in any provision of the Loan Documents, then the Administrative Agent and the Loan Parties shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Loan Documents if the same is not objected to in writing by the Required Lenders within three (3) Business Days following receipt of notice thereof, (x) this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent, each Borrower, the other Loan Parties and the relevant Lenders providing such additional credit facilities (1) to add one or more additional credit facilities to this Agreement, to permit the extensions of credit from time to time outstanding hereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Loans and the accrued interest and fees in respect thereof and to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders or the Required Revolving Lenders, as applicable, and (2) to change, modify or alter Section 2.13 or Section 8.03 or any other provision hereof relating to the pro rata sharing of payments among the Lenders to the extent necessary to effectuate any of the amendments (or amendments and restatements) enumerated in this clause (y), (y) the Administrative Agent and the Borrowers may make amendments contemplated by Section 3.03(b), and (z) with respect to SOFR, Term SOFR or the SOFR Daily Floating Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided, that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Company and the Lenders reasonably promptly after such amendment becomes effective.
Notwithstanding anything herein to the contrary, as to any amendment, amendment and restatement or other modifications otherwise approved in accordance with this Section, it shall not be necessary to obtain the consent or approval of any Lender that, upon giving effect to such amendment, amendment and restatement or other modification, would have no Commitment or outstanding Loans so long as such Lender receives payment in full of the principal of and interest accrued on each Loan made by, and all other amounts owing to, such Lender or accrued for the account of such Lender under this Agreement and the other Loan Documents at the time such amendment, amendment and restatement or other modification becomes effective.
1.02Notices; Effectiveness; Electronic Communications.
(a)Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax transmission or e-mail transmission as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i)if to any Borrower or any other Loan Party, the Administrative Agent, the L/C Issuer or the Swingline Lender, to the address, fax number, e-mail address or telephone number specified for such Person on Schedule 1.01(a); and
(ii)if to any other Lender, to the address, fax number, e-mail address or telephone number specified in its

Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to a Borrower).
Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by fax transmission shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).
(b)Electronic Communications. Notices and other communications to the Administrative Agent, the Lenders, the Swingline Lender and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail, FPML messaging and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided, that, the foregoing shall not apply to notices to any Lender, the Swingline Lender or the L/C Issuer pursuant to Article II if such Lender, Swingline Lender or L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent, the Swingline Lender, the L/C Issuer or the Borrowers may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided, that, approval of such procedures may be limited to particular notices or communications.
Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement) and (ii) notices and other communications posted to an Internet or intranet website shall be deemed received by the intended recipient upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail address or other written acknowledgement) indicating that such notice or communication is available and identifying the website address therefor; provided, that, for both clauses (i) and (ii), if such notice or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.
(c)The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM,

AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrowers, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet.
(d)Change of Address, Etc. Each Borrower, the Administrative Agent, the L/C Issuer and the Swingline Lender may change its address, fax number or telephone number or e-mail address for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, fax number or telephone number or e-mail address for notices and other communications hereunder by notice to the Company, the Administrative Agent, the L/C Issuer and the Swingline Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, fax number and e-mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one (1) individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to a Borrower or its securities for purposes of United States federal or state securities laws.
(e)Reliance by Administrative Agent, L/C Issuer and Lenders. The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic or electronic notices, Loan Notices, Letter of Credit Applications, Notice of Loan Prepayment and Swingline Loan Notices) purportedly given by or on behalf of any Loan Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Loan Parties shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of a Loan Party. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.
1.03No Waiver; Cumulative Remedies; Enforcement.
No failure by any Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders and the L/C Issuer; provided, however, that, the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the L/C Issuer or the Swingline Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer or Swingline Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; provided, further, that, if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.
1.04Expenses; Indemnity; Damage Waiver.
(a)Costs and Expenses. The Loan Parties shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this

Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, any Lender or the L/C Issuer (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or the L/C Issuer), and shall pay all fees and time charges for attorneys who may be employees of the Administrative Agent, any Lender or the L/C Issuer, in connection with the enforcement or protection of its rights (1) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (2) in connection with Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.
(b)Indemnification by the Loan Parties. The Loan Parties shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and the L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any Person (including any Borrowers or any other Loan Party) arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby (including any Indemnitee’s reliance on any Communication executed using an Electronic Signature, or in the form of an Electronic Record), the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by a Loan Party or any of its Subsidiaries, or any

Environmental Liability related in any way to a Loan Party or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNITEE; provided, that, such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Company or any other Loan Party against an Indemnitee for a material breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Company or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. Without limiting the provisions of Section 3.01(c), this Section 11.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.
(c)Reimbursement by Lenders. To the extent that the Loan Parties for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuer, the Swingline Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer, the Swingline Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought); provided, that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the L/C Issuer or the Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the L/C Issuer or the Swingline Lender in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).

(d)Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, no Loan Party shall assert, and each Loan Party hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.
(e)Payments. All amounts due under this Section shall be payable not later than ten (10) Business Days after demand therefor.
(f)Survival. The agreements in this Section and the indemnity provisions of Section 11.02(e) shall survive the resignation of the Administrative Agent, the L/C Issuer and the Swingline Lender, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.
1.05Payments Set Aside.
To the extent that any payment by or on behalf of the Borrowers is made to the Administrative Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect, in the applicable currency of such recovery or payment. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.
1.06Successors and Assigns.
(a)Successors and Assigns Generally. The provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns permitted hereby, except neither any Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment(s) and the Loans (including for purposes of this subsection (b), participations in L/C Obligations and in Swingline Loans) at the time owing to it); provided, that, in each case with respect to any Facility, any such assignment shall be subject to the following conditions:
(i)Minimum Amounts.
(A)in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment under any Facility and/or the Loans at the time owing to it (in each case with respect to any Facility) or contemporaneous assignments to related Approved Funds (determined after giving effect to such Assignment and Assumption) that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and
(B)in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Facility, or $1,000,000, in the case of any assignment in respect of the Term Facility or any Incremental Term Facility, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed);
provided, that, the foregoing minimum amounts shall not apply to assignments made by the Administrative Agent which are permitted pursuant to Section 9.09.
(ii)Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement and the other Loan Documents with respect to the Loans and/or the Commitment assigned, except that this clause (ii) shall not (A) apply to the Swingline Lender’s rights and obligations in respect of Swingline Loans or (B) prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis.
(iii)Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:
(A)the consent of the Company (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided, that, the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof;
(B)the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (1) any unfunded Term Commitment, any unfunded Incremental Term Commitment or any Revolving Commitment if such assignment is to a Person that is not a Lender with a Commitment in respect of the applicable Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (2) any Term Loan or any Incremental Term Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund; and
(C)the consent of the L/C Issuer and the Swingline Lender shall be required for any assignment in respect of the Revolving Facility.
(iv)Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that, the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment; provided, further, that, the processing and recordation fee shall not apply to assignments made by the Administrative Agent which are permitted pursuant to Section 9.09. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.
(v)No Assignment to Certain Persons. No such assignment shall be made (A) to any Borrower or any Affiliates or Subsidiaries of any Borrower, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person).
(vi)Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Company and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such

Defaulting Lender to the Administrative Agent, the L/C Issuer or any Lender hereunder (and interest accrued thereon) and (B) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment); provided, that, except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the applicable Borrowers (at its expense) shall execute and deliver one or more Notes, as applicable, to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.
(c)Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrowers (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by any Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(d)Participations. Any Lender may at any time, without the consent of, or notice to, the Borrowers or the Administrative

Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person, a Defaulting Lender or any Borrower or any Affiliate or Subsidiaries of any Borrower) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swingline Loans) owing to it); provided, that, (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.04(c) without regard to the existence of any participations.
Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided, that, such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.01 that affects such Participant. The Borrowers agree that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 (subject to the requirements and limitations therein, including the requirements under Section 3.01(e) (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided, that, such Participant (A) agrees to be subject to the provisions of Sections 3.06 and 11.13 as if it were an assignee under paragraph (b) of this Section and (B) shall not be entitled to receive any greater payment under Sections 3.01 or 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Company’s request and expense, to use reasonable efforts to cooperate with the Borrowers to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender; provided, that, such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided, that, no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(e)Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note or Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided, that, no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(f)Resignation as L/C Issuer or Swingline Lender after Assignment.
(i)    Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Revolving Commitment and Revolving Loans pursuant to subsection (b) above, Bank of America may, (A) upon thirty (30) days’ notice to the Company and the Lenders, resign as an L/C Issuer and/or (B) upon thirty (30) days’ notice to the Company, resign as Swingline Lender. In the event of any such resignation as an L/C Issuer or Swingline Lender, the Company shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swingline Lender hereunder; provided, however, that, no failure by the Company to appoint any such successor shall affect the resignation of Bank of America as an L/C Issuer or Swingline Lender, as the case may be. If Bank of America resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit issued by Bank of America and outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If Bank of America resigns as Swingline Lender, it shall retain all the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swingline Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer and/or Swingline Lender, (1) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swingline Lender, as the case may be, and (2) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, issued by Bank of America and outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.
(ii)    Notwithstanding anything to the contrary contained herein, if at any time JPMorgan assigns all of its Revolving Commitment and Revolving Loans pursuant to subsection (b) above, JPMorgan may, upon thirty (30) days’ notice to the Company and the Lenders, resign as an L/C Issuer. In the event of any such resignation as an L/C Issuer, the Company shall be entitled to appoint from among the Lenders a successor L/C Issuer hereunder; provided, however, that, no failure by the Company to appoint any such successor shall affect the resignation of JPMorgan as an L/C Issuer. If JPMorgan resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit issued by JPMorgan and outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). Upon the appointment of a successor L/C Issuer, (A) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, and (B) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, issued by JPMorgan and outstanding at the time of such succession or make other arrangements satisfactory to JPMorgan to effectively assume the obligations of JPMorgan with respect to such Letters of Credit.
1.07Treatment of Certain Information; Confidentiality.
(a)Treatment of Certain Information. Each of the Administrative Agent, the Lenders and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its Affiliates, its auditors, and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (iii) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (iv) to any other party hereto, (v) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.02(g) or (B) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrowers and their respective obligations, this Agreement or payments hereunder, (vii) on a confidential basis to (A) any rating agency in connection with rating the Company or its Subsidiaries or the credit facilities provided hereunder, (B) the provider of any Platform or other electronic delivery service used by the Administrative Agent, the L/C Issuer and/or the Swingline Lender to deliver Borrower Materials or notices to the Lenders, or (C) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, or (viii)

with the consent of the Company or to the extent such Information (1) becomes publicly available other than as a result of a breach of this Section or (2) becomes available to the Administrative Agent, any Lender, the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrowers. For purposes of this Section, “Information” means all information received from the Company or any Subsidiary relating to the Company or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any L/C Issuer on a nonconfidential basis prior to disclosure by the Company or any Subsidiary; provided, that, in the case of information received from the Company or any Subsidiary after the Closing Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent, the Arrangers and the Lenders in connection with the administration of this Agreement, the other Loan Documents and the Commitments.
(b)Non-Public Information. Each of the Administrative Agent, the Lenders and the L/C Issuer acknowledges that (i) the Information may include material non-public information concerning a Loan Party or a Subsidiary, as the case may be, (ii) it has developed compliance procedures regarding the use of material non-public information and (iii) it will handle such material non-public information in accordance with applicable Law, including United States federal and state securities Laws.
(c)Press Releases. The Loan Parties and their Affiliates agree that they will not in the future issue any press releases or other public disclosure using the name of the Administrative Agent or any Lender or their respective Affiliates or referring to this Agreement or any of the Loan Documents without the prior written consent of the Administrative Agent, unless (and only to the extent that) the Loan Parties or such Affiliate is required to do so under law and then, in any event the Loan Parties or such Affiliate will consult with such Person before issuing such press release or other public disclosure (it being understood that the Loan Parties or such Affiliate shall not be required to so consult with such Person (x) if such consultation is prohibited by applicable law, rule or regulation or (y) with respect to filings required to be made pursuant to the Securities Act or the Securities Exchange Act of 1934, as amended).

(d)Customary Advertising Material. The Loan Parties consent to the publication by the Administrative Agent or any Lender of customary advertising material relating to the transactions contemplated hereby using the name, product photographs, logo or trademark of the Loan Parties.
1.08Right of Setoff.
If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of any Borrower or any other Loan Party against any and all of the obligations of such Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C Issuer or their respective Affiliates, irrespective of whether or not such Lender, the L/C Issuer or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Borrower or such Loan Party may be contingent or unmatured, secured or unsecured, or are owed to a branch, office or Affiliate of such Lender or the L/C Issuer different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided, that, in the event that any Defaulting Lender shall exercise any such right of setoff, (a) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the L/C Issuer and the Lenders, and (b) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Secured Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have. Each Lender and the L/C Issuer agrees to notify the Company and the Administrative Agent promptly after any such setoff and application, provided, that, the failure to give such notice shall not affect the validity of such setoff and application. Notwithstanding the provisions of this Section 11.08, if at any time any Lender, the L/C Issuer or any of their respective Affiliates maintains one or more deposit accounts for the Company or any other Loan Party into which Medicare and/or Medicaid receivables are deposited, such Person shall waive the right of setoff set forth herein.
1.09Interest Rate Limitation.
Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

1.10Integration; Effectiveness.
This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
1.11Survival of Representations and Warranties.
All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.
1.12Severability.
If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the L/C Issuer or the Swingline Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.
1.13Replacement of Lenders.
(a)If the Company is entitled to replace a Lender pursuant to the provisions of Section 3.06, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided, that:
(i)the Company shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 11.06(b);

(ii)such Lender shall have received payment of an amount equal to one hundred percent (100%) of the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts);
(iii)in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;
(iv)such assignment does not conflict with applicable Laws; and
(v)in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.
(b)A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.
(c)Each party hereto agrees that (i) an assignment required pursuant to this Section 11.13 may be effected pursuant to an Assignment and Assumption executed by the Company, the Administrative Agent and the assignee and (ii) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided, that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender; provided, further, that, any such documents shall be without recourse to or warranty by the parties thereto.
(d)Notwithstanding anything in this Section 11.13 to the contrary, (A) the Lender that acts as the L/C Issuer may not be replaced hereunder at any time it has any Letter of Credit outstanding hereunder unless arrangements satisfactory to such Lender (including the furnishing of a backstop standby letter of credit in form and substance, and issued by an issuer, reasonably satisfactory to the L/C Issuer or the depositing of Cash Collateral into a Cash Collateral account in amounts and pursuant to arrangements reasonably satisfactory to the L/C Issuer) have been made with respect to such outstanding Letter of Credit and (B) the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 9.06.
1.14Governing Law; Jurisdiction; Etc.
(a)GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)SUBMISSION TO JURISDICTION. EACH BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C

ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)WAIVER OF VENUE. EACH BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
1.15Waiver of Jury Trial.
EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
1.16Subordination.
Each Loan Party (a “Subordinating Loan Party”) hereby subordinates the payment of all obligations and indebtedness of any other Loan Party owing to it, whether now existing or hereafter arising, including but not limited to any obligation of any such other Loan Party to the Subordinating Loan Party as subrogee of the Secured Parties or resulting from such Subordinating Loan Party’s performance under the Guaranty, to the indefeasible payment in full in cash of all Obligations. If the Secured Parties so request, any such obligation or indebtedness of any such other Loan Party to the Subordinating Loan Party shall be enforced and performance received by the Subordinating Loan Party as trustee for the Secured Parties and the proceeds thereof shall be paid over to the Secured Parties on account of the Secured Obligations, but without reducing or affecting in any manner the liability of the Subordinating Loan Party under this Agreement. Without limitation of the foregoing, so long as no Default has occurred and is continuing, the Loan Parties may make and receive payments with respect to Intercompany Debt; provided, that, in the event that any Loan Party receives any payment of any Intercompany Debt at a time when such payment is prohibited by this Section, such payment shall be held by such Loan Party, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to the Administrative Agent.
1.17No Advisory or Fiduciary Responsibility.
In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Borrower and each other Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a) (i) the arranging and other services regarding this Agreement provided by the Administrative Agent and any Affiliate thereof, the Arrangers and the Lenders are arm’s-length commercial transactions between each Borrower, each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent and, as applicable, its Affiliates (including BofA Securities) and the Lenders and their Affiliates (collectively, solely for purposes of this Section, the “Lenders”), on the other hand, (ii) the Borrowers and the other Loan Parties have consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) the Borrowers and each other Loan Party are capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents, (b) (i) the Administrative Agent and its Affiliates (including BofA Securities) and each Lender each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary, for any Borrower, any other Loan Party or any of their respective Affiliates, or any other Person and (ii) neither the Administrative Agent, any of its Affiliates (including BofA Securities) nor any Lender has any obligation to any Borrower, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents, and (c) the Administrative Agent and its Affiliates (including BofA Securities) and the Lenders may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers, the other Loan Parties and their respective Affiliates, and neither the Administrative Agent, any of its Affiliates (including BofA Securities) nor any Lender has any obligation to disclose any of such interests to any Borrower, any other Loan Party or any of their respective Affiliates. To the fullest extent permitted by law, each Borrower and each other Loan Party hereby waives and releases any claims that it may have against the Administrative Agent, any of its Affiliates (including BofA Securities) or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transactions contemplated hereby.
1.18Electronic Execution; Electronic Records; Counterparts.
This Agreement, any other Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties and each Lender Party agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered.  Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication.  For the avoidance of doubt, the authorization under this paragraph may include use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into .pdf), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Each Lender Party may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (each, an “Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document.  All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, none of the Administrative Agent, the L/C Issuer, or the Swingline Lender is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, that, without limiting the foregoing, (a) to the extent the Administrative Agent, the L/C Issuer and/or the Swingline Lender has agreed to accept such Electronic Signature, the Administrative Agent and each of the other Lender Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Lender Party without further verification, and (b) upon the request of the Administrative Agent or any Lender Party, any Electronic Signature shall be promptly followed by such manually executed counterpart.
None of the Administrative Agent, the L/C Issuer, or the Swingline Lender shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s, the L/C Issuer’s or the Swingline Lender’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Administrative Agent, the L/C Issuer and the Swingline Lender shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any Communication (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution or signed using an Electronic Signature) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof).
Each of the Loan Parties and each Lender Party hereby waives (a) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement or any other Loan Document based solely on the lack of paper original copies of this Agreement or such other Loan Document, and (b) waives any claim against each Lender Party and each Related Party thereof for any liabilities arising solely from such Lender Party’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.
Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Agreement and any other Communication through electronic means and there are no restrictions on doing so in that party’s constitutive documents.
1.19USA PATRIOT Act Notice.

Each Lender that is subject to the PATRIOT Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers and the other Loan Parties that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “PATRIOT Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the PATRIOT Act. The Borrowers and the Loan Parties agree to, promptly following a request by the Administrative Agent or any Lender, provide all such other documentation and information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and the Beneficial Ownership Regulation.
1.20Concerning Joint and Several Liability.
(a)    Each of the Borrowers is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under this Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each of the Borrowers to accept joint and several liability for the obligations of each of them.
(b)    Each of the Borrowers jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrower with respect to the payment and performance of all of the Obligations arising under this Agreement and the other Loan Documents, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them.
(c)    If and to the extent that a Borrower shall fail to make any payment with respect to any of the obligations hereunder as and when due or to perform any of such obligations in accordance with the terms thereof, then in each such event, the other Borrower will make such payment with respect to, or perform, such obligation.
(d)    The obligations of each Borrower under the provisions of this Section 11.20 constitute full recourse obligations of such Borrower, enforceable against it to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstances whatsoever.
(e)    Except as otherwise expressly provided herein, each Borrower hereby waives notice of acceptance of its joint and several liability, notice of occurrence of any Default or Event of Default (except to the extent notice is expressly required to be given pursuant to the terms of this Agreement), or of any demand for any payment under this Agreement, notice of any action at any time taken or omitted by the Administrative Agent or the Lenders under or in respect of any of the Secured Obligations hereunder, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Agreement. Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Secured Obligations hereunder, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Lenders at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by the Lenders in respect of any of the Secured Obligations hereunder, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such Secured Obligations or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or any failure to act on the part of the Administrative Agent or the Lenders, including any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder which might, but for the provisions of this Section 11.20, afford grounds for terminating, discharging or relieving such Borrower, in whole or in part, from any of its obligations under this Section 11.20, it being the intention of each Borrower that, so long as any of the Secured Obligations hereunder remain unsatisfied, the obligations of such Borrower under this Section 11.20 shall not be discharged except by performance and then only to the extent of such performance. The obligations of each Borrower under this Section 11.20 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any reconstruction or similar proceeding with respect to any Borrower or the Lenders. The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Borrower or the Lenders.
(f)    The provisions of this Section 11.20 are made for the benefit of the Administrative Agent and the Lenders and their respective successors and assigns, and may be enforced by any such Person from time to time against any of the Borrowers as often as occasion therefore may arise and without requirement on the part of any Lender first to marshal any of its claims or to exercise any of its rights against any other Borrower or to exhaust any remedies available to it against any other Borrower or to resort to any other source or means of obtaining payment of any of the Secured Obligations or to elect any other remedy. The provisions of this Section 11.20 shall remain in effect until the Facility Termination Date. If at any time, any payment, or any part thereof, made in respect of any of the Secured Obligations, is rescinded or must otherwise be restored or returned by the Lenders upon the insolvency, bankruptcy or reorganization of any of the Borrowers, or otherwise, the provisions of this Section 11.20 will forthwith be reinstated and in effect as though such payment had not been made.
(g)    Notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents or Swap Contracts or Cash Management Agreements, the obligations of each Borrower hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any applicable Debtor Relief Law.
1.21ENTIRE AGREEMENT.
THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
1.22Acknowledgement and Consent to Bail-In of Affected Financial Institutions.
Solely to the extent any Lender or L/C Issuer that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or L/C Issuer that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or L/C Issuer that is an Affected Financial Institution; and
(b)the effects of any Bail-In Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
1.23Amendment and Restatement.
The parties hereto agree that, on the Closing Date, the following transactions shall be deemed to occur automatically, without further action by any party hereto: (a) the Existing Credit Agreement shall be deemed to be amended and restated in its entirety pursuant to this Agreement; (b) all obligations under the Existing Credit Agreement outstanding on the Closing Date shall in all respects be continuing and shall be deemed to be Obligations outstanding hereunder; (c) the guarantees made to the lenders, the letter of credit issuers, the administrative agent and each other holder of the obligations under the Existing Credit Agreement, shall remain in full force and effect with respect to the Secured Obligations and are hereby reaffirmed; and (d) the security interests and liens in favor of Bank of America, as administrative agent for the benefit of the holders of the obligations under the Existing Credit Agreement, created under the collateral documents entered into in connection with the Existing Credit Agreement shall remain in full force and effect with respect to the Secured Obligations and are hereby reaffirmed. On the Closing Date, (i) the Loan Parties shall prepay any revolving loans outstanding under the Existing Credit Agreement to the extent necessary to keep the outstanding Revolving Loans ratable with the revised Revolving Commitments as of the Closing Date, and (ii) the revolving credit extensions and revolving commitments made by the lenders under the Existing Credit Agreement shall be re-allocated and restated among the Lenders so that, as of the Closing Date, the respective Revolving Commitments of the Lenders shall be as set forth on Schedule 1.01(b) as in effect on the Closing Date. The parties hereto further acknowledge and agree that this Agreement constitutes an amendment to the Existing Credit Agreement made under and in accordance with the terms of Section 11.01 of the Existing Credit Agreement.
1.24Acknowledgement Regarding Any Supported QFCs.

To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
[SIGNATURE PAGES OMITTED]

Annex B

Amended Exhibits

See attached.

EXHIBIT C
[Form of] Incremental Term Loan Lender Joinder Agreement
THIS INCREMENTAL TERM LOAN LENDER JOINDER AGREEMENT dated as of [__________, ____] (this “Agreement”) is by and among each of the Persons identified as “Incremental Term Lenders” on the signature pages hereto (each, an “Incremental Term Lender”), Amedisys, Inc., a Delaware corporation (the “Company”), Amedisys Holding, L.L.C., a Louisiana limited liability company (“Amedisys Holding” and together with the Company, each a “Borrower” and collectively, the “Borrowers”), the Guarantors party hereto, and Bank of America, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.
W I T N E S S E T H
WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of June 29, 2018 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”) among the Borrowers, the Guarantors party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, the Lenders have agreed to provide the Borrowers with the credit facilities provided for therein;
WHEREAS, pursuant to Section 2.01(b) of the Credit Agreement, the Borrowers have requested that each Incremental Term Lender provide an Incremental Term Facility under the Credit Agreement; and
WHEREAS, each Incremental Term Lender has agreed to provide an Incremental Term Facility on the terms and conditions set forth herein and to become an “Incremental Term Lender” under the Credit Agreement in connection therewith.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Each Incremental Term Lender severally agrees to make an Incremental Term Loan in a single advance to [the Company][Amedisys Holding] on the date hereof in the amount of its respective Incremental Term Commitment; provided, that, after giving effect to such advances, the Outstanding Amount of all Incremental Term Loans shall not exceed the aggregate amount of the Incremental Term Commitments of the Incremental Term Lenders. The Incremental Term Commitments of each of the Incremental Term Lenders and the Applicable Percentage of the Incremental Term Facility for each of the Incremental Term Lenders shall be as set forth on Schedule 1.01(b) attached hereto. The existing Schedule 1.01(b) to the Credit Agreement shall be deemed to be amended to include the information set forth on Schedule 1.01(b) attached hereto.
2.    The Applicable Rate with respect to the Incremental Term Facility shall be (a) [__] percent ([__]%), with respect to Term SOFR Loans, and (b) [__] percent ([__]%), with respect to Base Rate Loans.
3.    The Incremental Term Loan Maturity Date shall be [__].
4.    [The Company][Amedisys Holding] shall repay to the Incremental Term Lenders the principal amount of the Incremental Term Loans in quarterly installments on the dates set forth below as follows:

Date	Principal Amortization Payment	Date	Principal Amortization Payment

		Incremental Term Loan Maturity Date	Outstanding Amount
Total:
5.    Each Incremental Term Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become an Incremental Term Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the date hereof, it shall be bound by the provisions of the Credit Agreement as an Incremental Term Lender thereunder and shall have the obligations of an Incremental Term Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to the terms thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Incremental Term Lender, and (v) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as an Incremental Term Lender.
6.    Each of the Administrative Agent, the Borrowers, and each Guarantor agrees that, as of the date hereof, each Incremental Term Lender shall (a) be a party to the Credit Agreement and the other Loan Documents, (b) be an “Incremental Term Lender” for all purposes of the Credit Agreement and the other Loan Documents and (c) have the rights and obligations of an Incremental Term Lender under the Credit Agreement and the other Loan Documents.
7.    The address of each Incremental Term Lender for purposes of all notices and other communications is as set forth on the Administrative Questionnaire delivered by such Incremental Term Lender to the Administrative Agent.
8.    This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.
9.    THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date first above written.

INCREMENTAL TERM LENDERS:        [INSERT INCREMENTAL TERM LENDER]
By:
Name:
Title:
BORROWERS:                    AMEDISYS, INC.,
a Delaware corporation
By:
Name:
Title:
AMEDISYS HOLDING, L.L.C.,
a Louisiana limited liability company
By:
Name:
Title:
GUARANTORS:                [INSERT GUARANTOR]
By:
Name:
Title:
ADMINISTRATIVE AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent
By:
Name:
Title:

EXHIBIT F
[Form of] Loan Notice
TO:    Bank of America, N.A., as Administrative Agent
RE:    Amended and Restated Credit Agreement, dated as of June 29, 2018, by and among Amedisys, Inc., a Delaware corporation (the “Company”), Amedisys Holding, L.L.C., a Louisiana limited liability company (“Amedisys Holding” and together with the Company, each a “Borrower” and collectively, the “Borrowers”), the Guarantors party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)
DATE:    [Date]

The undersigned hereby requests (select one):
☐    A [Revolving Borrowing][Incremental Term Borrowing]
☐    A [conversion][continuation] of [Revolving][Term][Incremental Term] Loans
---
1.    On              (a Business Day)
2.    In the amount of $            .
3.    Comprised of:    ☐ Base Rate Loans
☐ Term SOFR Loans
4.    For Term SOFR Loans: with an Interest Period of __ months.
With respect to such Borrowing, the undersigned Borrower hereby represents and warrants that [(i) such request complies with the requirements of [Section 2.01(a)][Section 2.01(b)] of the Credit Agreement and (ii)] each of the conditions set forth in Section 4.02 of the Credit Agreement have been satisfied on and as of the date of such Borrowing.
Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The undersigned Responsible Officer of the undersigned Borrower has caused this Loan Notice to be executed as of the date first above written.
[AMEDISYS, INC.,
a Delaware corporation
By:
Name:
Title:]
[AMEDISYS HOLDING, L.L.C.,
a Louisiana limited liability company
By:
Name:
Title:]

EXHIBIT G
[Form of] Notice of Loan Prepayment
TO:    Bank of America, N.A., as [Administrative Agent][and Swingline Lender]
RE:    Amended and Restated Credit Agreement, dated as of June 29, 2018, by and among Amedisys, Inc., a Delaware corporation (the “Company”), Amedisys Holding, L.L.C., a Louisiana limited liability company (“Amedisys Holding” and together with the Company, each a “Borrower” and collectively, the “Borrowers”), the Guarantors party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)
DATE:    [Date]

[The Company][Amedisys Holding] hereby notifies the Administrative Agent [and the Swingline Lender] that on [Date], pursuant to the terms of Section 2.05 of the Credit Agreement, [the Company][Amedisys Holding] intends to prepay/repay the following Loans as more specifically set forth below:
☐    Voluntary prepayment of [Revolving][Term][Incremental Term] Loans in the following amount(s):
☐    Term SOFR Loans: $            .1
Applicable Interest Period(s):            .
☐    Base Rate Loans: $            .2
☐    Voluntary prepayment of Swingline Loans in the following amount:     $    .3
Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

1 Any prepayment of Term SOFR Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof.
2 Any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or, if less, the entire principal thereof then outstanding).
3 Any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $100,000 in excess thereof (or, if less, the entire principal thereof then outstanding).

The undersigned Responsible Officer of the undersigned Borrower has caused this Notice of Loan Prepayment to be executed as of the date first above written.
[AMEDISYS, INC.,
a Delaware corporation
By:
Name:
Title:]
[AMEDISYS HOLDING, L.L.C.,
a Louisiana limited liability company
By:
Name:
Title:]

EXHIBIT K
[Form of] Swingline Loan Notice
TO:    Bank of America, N.A., as Administrative Agent and Swingline Lender
RE:    Amended and Restated Credit Agreement, dated as of June 29, 2018, by and among Amedisys, Inc., a Delaware corporation (the “Company”), Amedisys Holding, L.L.C., a Louisiana limited liability company (“Amedisys Holding” and together with the Company, each a “Borrower” and collectively, the “Borrowers”), the Guarantors party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)
DATE:    [Date]

The undersigned hereby requests a Swingline Loan:
1.    On _________________________________ (a Business Day).
2.    In the amount of $_______________________.4
3.    At an interest rate based on:
    ☐    the Base Rate plus the Applicable Rate for Base Rate Loans
☐    the SOFR Daily Floating Rate plus the Applicable Rate for SOFR Daily Floating Rate Loans.

With respect to such Swingline Borrowing, the undersigned Borrower hereby represents and warrants that (i) such request complies with the requirements of Section 2.04(a) of the Credit Agreement and (ii) each of the conditions set forth in Section 4.02 of the Credit Agreement have been satisfied on and as of the date of such Borrowing.
Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

4 In a minimum amount of $100,000.

The undersigned Responsible Officer of the undersigned Borrower has caused this Swingline Loan Notice to be executed as of the date first above written.
[AMEDISYS, INC.,
a Delaware corporation
By:
Name:
Title:]
[AMEDISYS HOLDING, L.L.C.,
a Louisiana limited liability company
By:
Name:
Title:]